UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07747

Nuveen Multistate Trust I

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: May 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

NUVEEN INVESTMENTS MUTUAL FUNDS

Annual Report dated May 31, 2007	Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Nuveen Investments

Municipal Bond Funds

Nuveen Arizona Municipal Bond Fund

Nuveen Colorado Municipal Bond Fund

Nuveen New Mexico Municipal Bond Fund

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Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Dear Shareholder,

I am pleased to report that over the 12-month period covered by this report your Fund continued to provide you with attractive tax-free monthly income. More details about the performance and management strategy of your Fund over this period can be found in the Portfolio Manager’s Comments and Fund Spotlight sections of this report.

I also wanted to take this opportunity to report some important news about Nuveen Investments. We have accepted a “growth buyout” offer from a private equity investment firm. While this may affect the corporate structure of Nuveen Investments, it will have no impact on the investment objectives of the Funds, their portfolio management strategies or their dividend policies. We will provide you with additional information about this transaction as more details become available.

In addition to being a valuable option for fixed income investing, municipal bonds may help you achieve and benefit from greater portfolio diversification – a potential way to reduce some of the risk that comes with investing. I encourage you to consult your financial advisor who can explain how a well balanced portfolio can lower the overall investment risk over the long term.

As you look through this report, be sure to review the inside front cover. This contains information on how you can receive future Fund reports and other Fund information faster by using e-mails and the internet. You may also help your Fund reduce expenses. Sign up is quick and easy – just follow the step-by-step instructions.

For more than 100 years, Nuveen has specialized in offering quality investments to those seeking to accumulate and preserve wealth. Our highest commitment remains to continually meet the needs of our institutional and individual clients as well as the consultants and financial advisors who serve them. We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Timothy R. Schwertfeger

Chairman of the Board

July 16, 2007

“In addition to being a valuable option for fixed income investing, municipal bonds may help you achieve and benefit from greater portfolio diversification”

Annual Report    Page 1

Portfolio Manager’s Comments for the Nuveen Arizona, Colorado,

and New Mexico Municipal Bond Funds

Portfolio manager Scott Romans examines key investment strategies and the performance of the Nuveen Arizona, Colorado, and New Mexico Municipal Bond Funds. Scott, who has 7 years of investment experience, has managed the Funds since November 2003.

What factors had the greatest influence on the U.S. economy and the national municipal market during the 12-month period ended May 31, 2007?

Higher energy prices and a slumping housing market all contributed to a slowdown in economic growth over much of this reporting period. In the second quarter of 2006, the U.S. gross domestic product (GDP) – a measure of the goods and services produced by the nation – expanded at an annual rate of 2.6 percent, less than half of the previous quarter’s growth. The economy remained sluggish for the rest of the year, with annualized GDP increases of 2.0 percent and 2.5 percent in the third and fourth quarters of 2006, respectively. In the first three months of 2007, the GDP grew at an annualized rate of just 0.6 percent.

The housing market’s troubles largely stemmed from higher short-term interest rates. When this reporting period began on June 1, 2006, the benchmark federal funds rate was 5 percent. By month’s end, the Federal Reserve Board had raised this rate by a quarter-percentage-point. Beginning in August, the Fed opted to leave this short-term rate at 5.25 percent, given what they saw as evidence of a gradual economic slowdown coupled with manageable inflation. It was the first time in two years that the U.S. central bank did not raise rates at a regularly scheduled meeting. The Fed maintained this 5.25 rate at its remaining five meetings during the course of the reporting period.

About a month into this 12-month reporting period, municipal bond yields began to fall, especially on longer-dated securities, as investors anticipated an end to Fed rate hikes – and even the potential for a 2007 rate cut. The yield curve – a graphical representation of bond yields across a range of maturities – flattened during the period, with short-term interest rates rising modestly while the prices of many longer-term issues rose and their yields dropped (bond yields and prices move in opposite directions). Much of this rate decline on the curve’s long end came from strong demand from numerous new market participants, including large institutional and foreign investors.

The continued outperformance of lower-rated securities also drove municipal bond performance. Credit spreads – reflecting the generally higher yields paid to investors for owning riskier bonds – remained extremely tight by historical standards. The tight spreads reflected the market’s continued confidence that the economy could achieve a “soft landing” by slowing down gently but avoiding a recession. A low default rate among issuers and investors’ ongoing search for yield in a historically low interest-rate environment also benefited the high-yield municipal market. On a sector basis, bonds backed by the 1998 master tobacco settlement agreement tended to be particularly solid performers, as were those in the health care and transportation sectors, among others.

Over the 12 months ended May 31, 2007, about $423 billion worth of new municipal debt was issued nationally – a 15 percent increase compared with the prior 12 months. Much of the new supply came from an increase in bond refundings, as issuers sought to refinance their older, higher-interest-rate debt with newer, lower-coupon bonds. Despite the substantial supply, the increase in demand for municipal securities in recent years limited the availability of bonds for purchase by traditional mutual fund investors.

The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

Annual Report    Page 2

Class A Shares—

Average Annual Total Returns as of 5/31/07

	1-Year	5-Year	10-Year
Nuveen Arizona Municipal Bond Fund
A Shares at NAV	4.51%	4.21%	4.73%
A Shares at Offer	0.17%	3.32%	4.28%
Lipper Arizona Municipal Debt Funds Category Average[1]	4.19%	4.29%	4.62%
Lehman Brothers Municipal Bond Index[2]	4.84%	4.94%	5.60%

Nuveen Colorado Municipal Bond Fund
A Shares at NAV	4.31%	4.67%	4.93%
A Shares at Offer	-0.06%	3.79%	4.48%
Lipper Colorado Municipal Debt Funds Category Average[1]	4.22%	4.44%	4.85%
Lehman Brothers Municipal Bond Index[2]	4.84%	4.94%	5.60%

Nuveen New Mexico Municipal Bond Fund
A Shares at NAV	4.51%	4.44%	4.76%
A Shares at Offer	0.13%	3.54%	4.31%
Lipper Other States Municipal Debt Funds Category Average[1]	4.02%	3.89%	4.48%
Lehman Brothers Municipal Bond Index[2]	4.84%	4.94%	5.60%

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 4.2 percent maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

How did the Funds perform during the 12 months ended May 31, 2007?

The nearby table provides total return performance information for the three Funds discussed in this report for the one, five, and ten-year periods ended May 31, 2007. Each Fund’s performance is compared with the national Lehman Brothers Municipal Bond Index, as well as with its Lipper peer group category average. The factors determining the performance of each Fund are discussed later in the report.

The Arizona, Colorado, and New Mexico Funds all saw their Class A shares at net asset value outperform their respective Lipper peer group averages during the 12 month period, while all three portfolios trailed the national Lehman Brothers index to varying degrees. Although we believe that comparing the performance of state Funds with that of a national municipal index may offer some insights into how the Funds performed relative to the general municipal market, we also think that closely comparing the results of state Funds with a national average provides an incomplete picture, because most of the national index’s results come from out-of-state bonds.

What type of economic environment did the three states profiled in this report experience during the period?

Arizona’s economy has benefited from above-average employment growth but was hampered by a slowdown in the state’s housing sector, especially in the construction industry. As of May 2007, the state’s unemployment rate stood at 3.6 percent, a half-percentage point better than 12 months earlier and well below the national level of 4.5 percent. Other areas of the economy – such as professional and business services and consumer-related industries – picked up much of the slack caused by

1	For each Fund, the Lipper category average shown represents the average annualized total return for all reporting funds for the periods ended May 31, 2007. The Lipper categories contained 29, 28 and 23 funds in the Lipper Arizona Municipal Debt Funds Category, 23, 23 and 19 funds in the Lipper Colorado Municipal Debt Funds Category and 77, 71 and 54 funds in the Lipper Other States Municipal Debt Funds Category for the, one-, five- and ten-year periods ended May 31, 2007. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.

2	The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

Annual Report    Page 3

the housing sector’s problems. At period end, Arizona maintained credit ratings of A3 and AA from Moody’s and Standard & Poor’s, respectively. Municipal issuance in the state totaled $7.6 billion during the 12-month timeframe, a 9 percent year-over-year decline and below the national increase of 15 percent.

Colorado’s economy has recently slowed but has withstood the decline better than other Western states. Service-oriented businesses have been a significant economic driving force, while industries such as construction and manufacturing haven’t fared as well. In May 2007, the jobless rate in Colorado was 3.6 percent, significantly better than the national average. About $9.5 billion in new municipal bonds were issued in the state during the past 12 months, a 32 percent increase. At period end, Colorado’s credit ratings stood at Aa3 and AA- from Moody’s and Standard & Poor’s, respectively.

Municipal issuance in New Mexico was about $2 billion during the past year, a rise of about 15 percent that matched the national increase. At period end, the state’s general obligation debt was rated Aa1 and AA+ by Moody’s and Standard & Poor’s, respectively. Unemployment in New Mexico stood at 3.7 percent as of May 2007, better than the country as a whole. While most sectors of the state’s economy fared well during the first quarter of 2007, the economy slowed overall as a result of weakness in goods-producing industries. Information- and service-related businesses provided the greatest jobs growth, although both industries make up relatively small portions of the New Mexico economy.

What strategies were used to manage the Funds during the period? How did these strategies influence performance?

There were a number of similarities in how we managed each of the three Funds. As always, a primary focus was on carefully managing the portfolios’ durations – meaning their price sensitivity to changes in interest rates – to keep interest-rate risk relatively close to targeted levels.

When buying new bonds, we typically looked for issues with maturities of 20 to 25 years because we believed that securities in this range offered good total return prospects for shareholders. We also took advantage of some selected opportunities to invest in bonds with 30-year and longer maturities for the additional income they provided – useful in an environment of historically low yields. When we found sufficient value, we also purchased suitable lower-rated bonds.

As the year progressed and the municipal market continued to rally, we began to see issuance of bonds with coupons between 4 and 5 percent. Because bonds with higher coupons were trading for fairly significant premiums, we took advantage of opportunities to buy some of these newer bonds that were trading at a discount to their par values. This provided the Funds added yield.

We pursued all of these strategies to varying extents in each Fund, with our ability to implement them depending on the individual market environments in the three states as well as the particular characteristics of each portfolio. Below, we outline our specific approaches to managing the Arizona, Colorado, and New Mexico Funds.

Nuveen Arizona Municipal Bond Fund

The greatest positive impact on the Arizona Fund’s performance over this period came from a number of our BBB-rated and non-rated bond issues. These securities continued to benefit from favorable market conditions and were among our top individual performers of the past year. Also, some of our pre-refunded bonds rose sharply in price and contributed to results.3 Certain high-coupon bonds priced to very short call dates also added to performance. Because these bonds offered significant income, their prices were relatively unaffected by the increase in interest rates on the short end of the yield

3	Pre-refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older, existing bonds. This process often results in lower borrowing costs for bond issuers.

Annual Report    Page 4

curve. In contrast, the Fund’s overall yield curve positioning detracted modestly from its performance over this period. Specifically, we were modestly underweighted in bonds with the longest durations, which tended to perform very well. Not owning enough of this outperforming market segment was a slight negative on a relative basis.

In Arizona, we found ample opportunities to purchase new lower-rated bonds, most of which had long-dated maturities. Because we were confident in their credit quality, we wanted to lock in their yields and performance potential for as long as possible. Many of the new positions were in the health care sector, including new issues that advance refunded existing bonds held by the portfolio. Other lower-rated purchases included improvement-district bonds with credit ratings around BBB. This type of housing development issuance is fairly new to Arizona, although Nuveen has significant experience with these securities in California and other states. Accordingly, we were confident in our ability to accurately evaluate these issues and pick up what we felt were attractive yields in an emerging area of investment opportunity in the state.

To fund new purchases, we generally sold some of our high-grade holdings, including water and sewer bonds, insured utility bonds, school facility bonds, and Puerto Rico bonds (bonds issued by U.S. territories are generally tax-exempt in all 50 states). Many of these bonds had maturity dates ranging from 2017 to 2030, while our longer bond purchases focused on securities with maturities of 30 years and longer.

Nuveen Colorado Municipal Bond Fund

As in Arizona, the Colorado Fund was slightly underweighted in the longer-duration, most interest-rate-sensitive bonds. This relative underallocation was a modest negative for performance over the period as the market rallied. However, a slight overweight in intermediate-duration securities was a corresponding positive when compared with the overall market. In addition, we benefited from strong performance from a number of our individual positions, especially high-coupon bonds, as well as some of our lower-rated holdings which continued to benefit from favorable market conditions. Balancing this was the general underperformance of bonds with near-term call dates of 2009, 2010 and 2011. As the period progressed, these issues were on the part of the yield curve that performed the weakest.

We also found opportunities to add lower-rated bonds that we believed offered good value. Some of our new purchases included BBB and A-rated health care bond issues, as well as a non-rated airport terminal bond issue. In all of these cases, we saw the opportunity to obtain good yields relative to what we had been seeing. To fund these purchases, we generally were selling short-duration bonds whose performance potential seemed limited. In addition, we sold some intermediate-maturity bonds in order to moderate our exposure to this part of the market. One common characteristic of our recent purchases was our ability to maintain effective coupon diversification, with the new positions offering interest rates varying from 4.75 percent to 5.25 percent.

Nuveen New Mexico Municipal Bond Fund

The Fund’s performance was favorably influenced by our duration positioning – specifically, being underweighted in the shortest duration bonds, which as a group performed poorly during the period. However, we were slightly underweighted in the strong-performing long-duration segment of the market. Another overall positive came from the advance refunding of several of our holdings, which led to substantial price appreciation. Other positives in the portfolio included high-coupon housing bonds priced to very short call dates that benefited from their large income streams. As in Colorado, some of our weakest performers were bonds with call dates between 2009 and 2011.

As we have discussed in previous reports, it can be challenging for portfolio managers to find a sufficient supply of New Mexico bonds to buy. However, one area where we were able to establish

Annual Report    Page 5

new positions during the period was the housing sector. We purchased both single- and multi-family housing bonds that we believed offered attractive incremental income. We also had the opportunity to add to our exposure to the health care sector through an A-/A3-rated hospital bond issue. To fund these acquisitions, we sold short-duration bonds as well as used the proceeds of housing bond calls that took place during the period. We also sold some zero-coupon bonds, holdings that had been advance refunded, and some higher-grade intermediate-maturity positions as part of our overall duration management strategy.

Dividend Information

Throughout the 12-month reporting period, all three Funds maintained their monthly tax-free dividend.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of May 31, 2007, the Arizona and Colorado Funds had negative UNII balances for financial statement purposes and positive UNII balances for tax purposes. The New Mexico Fund had a positive UNII balance for both financial statement and tax purposes.

Annual Report    Page 6

Nuveen Arizona Municipal Bond Fund

Growth of an Assumed $10,000 Investment

Nuveen Colorado Municipal Bond Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the Lehman Brothers Municipal Bond Index. Returns would be different for the other share classes. The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The index does not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Annual Report    Page 7

Nuveen New Mexico Municipal Bond Fund

Growth of an Assumed $10,000 Investment

The graph does not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Fund compared with the Lehman Brothers Municipal Bond Index. Returns would be different for the other share classes. The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The index does not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Fund’s returns include reinvestment of all dividends and distributions, and the Fund’s return at the offer price depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Annual Report    Page 8

Fund Spotlight as of 5/31/07 Nuveen Arizona Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$10.61	$10.61	$10.60	$10.61
Latest Monthly Dividend[1]	$0.0345	$0.0275	$0.0295	$0.0360
Latest Capital Gain and Ordinary Income Distribution[2]	$0.0504	$0.0504	$0.0504	$0.0504
Inception Date	10/29/86	2/03/97	2/07/94	2/03/97

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A and C share returns are actual. Class B and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Class B) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 5/31/07
A Shares	NAV	Offer
1-Year	4.51%	0.17%
5-Year	4.21%	3.32%
10-Year	4.73%	4.28%
B Shares	w/o CDSC	w/CDSC
1-Year	3.80%	-0.20%
5-Year	3.46%	3.29%
10-Year	4.10%	4.10%
C Shares	NAV
1-Year	4.04%
5-Year	3.65%
10-Year	4.16%
R Shares	NAV
1-Year	4.79%
5-Year	4.42%
10-Year	4.94%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[3]	3.90%	3.74%
SEC 30-Day Yield[4]	3.69%	3.53%
Taxable-Equivalent Yield[4,5]	5.37%	5.14%
B Shares	NAV
Dividend Yield[3]	3.11%
SEC 30-Day Yield	2.93%
Taxable-Equivalent Yield[5]	4.26%
C Shares	NAV
Dividend Yield[3]	3.34%
SEC 30-Day Yield	3.13%
Taxable-Equivalent Yield[5]	4.56%
R Shares	NAV
Dividend Yield[3]	4.07%
SEC 30-Day Yield	3.89%
Taxable-Equivalent Yield[5]	5.66%

Average Annual Total Returns as of 6/30/07
A Shares	NAV	Offer
1-Year	4.42%	0.04%
5-Year	3.89%	3.00%
10-Year	4.56%	4.12%
B Shares	w/o CDSC	w/CDSC
1-Year	3.61%	-0.39%
5-Year	3.13%	2.96%
10-Year	3.94%	3.94%
C Shares	NAV
1-Year	3.84%
5-Year	3.34%
10-Year	3.99%
R Shares	NAV
1-Year	4.59%
5-Year	4.12%
10-Year	4.77%

Portfolio Statistics
Net Assets ($000)	$88,242
Average Effective Maturity on Securities (Years)	13.66
Average Duration	5.66

Expense Ratios

Share Class	Gross Expense Ratio	Net Expense Ratio	As of Date
Class A	0.90%	0.88%	5/31/06
Class B	1.65%	1.63%	5/31/06
Class C	1.45%	1.43%	5/31/06
Class R	0.70%	0.68%	5/31/06

The net expense ratio reflects a custody fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, expenses would be higher and total returns would be less. This expense ratio may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include expense waivers or reimbursements.

1	Paid June 1, 2007. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2007.

2	Paid December 5, 2006. Capital gains and/or ordinary income are subject to federal taxation.

3	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund’s portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

4	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

5	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.3%.

Annual Report    Page 9

Fund Spotlight as of 5/31/07 Nuveen Arizona Municipal Bond Fund

Bond Credit Quality1

Industries1

U.S. Guaranteed	24.3%
Utilities	16.6%
Tax Obligation/Limited	14.6%
Water and Sewer	11.9%
Health Care	10.4%
Tax Obligation/General	8.4%
Education and Civic Organizations	6.9%
Other	6.9%
1	As a percentage of total investments as of May 31, 2007. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance

	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (12/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/07)	$999.70	$996.80	$997.90	$1,001.50	$1,019.60	$1,015.81	$1,016.85	$1,020.59
Expenses Incurred During Period	$5.33	$9.11	$8.07	$4.34	$5.39	$9.20	$8.15	$4.38

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.07%, 1.83%, 1.62% and ..87% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Annual Report    Page 10

Fund Spotlight as of 5/31/07 Nuveen Colorado Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$10.32	$10.32	$10.30	$10.31
Latest Monthly Dividend[1]	$0.0350	$0.0285	$0.0305	$0.0370
Inception Date	5/04/87	2/25/97	2/05/97	2/25/97

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Classes B and C) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 5/31/07
A Shares	NAV	Offer
1-Year	4.31%	-0.06%
5-Year	4.67%	3.79%
10-Year	4.93%	4.48%
B Shares	w/o CDSC	w/CDSC
1-Year	3.53%	-0.47%
5-Year	3.90%	3.72%
10-Year	4.31%	4.31%
C Shares	NAV
1-Year	3.78%
5-Year	4.12%
10-Year	4.36%
R Shares	NAV
1-Year	4.56%
5-Year	4.88%
10-Year	5.14%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[2]	4.07%	3.90%
SEC 30-Day Yield[3]	3.56%	3.41%
Taxable-Equivalent Yield[3,4]	5.18%	4.96%
B Shares	NAV
Dividend Yield[2]	3.31%
SEC 30-Day Yield	2.80%
Taxable-Equivalent Yield[4]	4.08%
C Shares	NAV
Dividend Yield[2]	3.55%
SEC 30-Day Yield	3.00%
Taxable-Equivalent Yield[4]	4.37%
R Shares	NAV
Dividend Yield[2]	4.31%
SEC 30-Day Yield	3.76%
Taxable-Equivalent Yield[4]	5.47%

Average Annual Total Returns as of 6/30/07
A Shares	NAV	Offer
1-Year	4.21%	-0.19%
5-Year	4.33%	3.44%
10-Year	4.68%	4.23%
B Shares	w/o CDSC	w/CDSC
1-Year	3.44%	-0.56%
5-Year	3.56%	3.38%
10-Year	4.05%	4.05%
C Shares	NAV
1-Year	3.68%
5-Year	3.76%
10-Year	4.09%
R Shares	NAV
1-Year	4.46%
5-Year	4.53%
10-Year	4.88%

Portfolio Statistics
Net Assets ($000)	$44,047
Average Effective Maturity on Securities (Years)	15.10
Average Duration	5.48

Expense Ratios

Share Class	Gross Expense Ratio	Net Expense Ratio	As of Date
Class A	0.94%	0.92%	5/31/06
Class B	1.69%	1.67%	5/31/06
Class C	1.49%	1.47%	5/31/06
Class R	0.74%	0.72%	5/31/06

The net expense ratio reflects a custody fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, expenses would be higher and total returns would be less. This expense ratio may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include expense waivers or reimbursements.

1	Paid June 1, 2007. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2007.

2	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund’s portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

3	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

4	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.3%.

Annual Report    Page 11

Fund Spotlight as of 5/31/07 Nuveen Colorado Municipal Bond Fund

Bond Credit Quality1

Industries1

Tax Obligation/Limited	26.0%
Tax Obligation/General	17.3%
U.S. Guaranteed	17.1%
Health Care	15.1%
Education and Civic Organizations	14.1%
Other	10.4%
1	As a percentage of total investments as of May 31, 2007. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (12/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/07)	$999.00	$995.30	$996.50	$1,000.20	$1,020.64	$1,016.85	$1,017.85	$1,021.64
Expenses Incurred During Period	$4.29	$8.06	$7.07	$3.29	$4.33	$8.15	$7.14	$3.33

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .86%, 1.62%, 1.42% and ..66% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Annual Report    Page 12

Fund Spotlight as of 5/31/07 Nuveen New Mexico Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$10.36	$10.36	$10.38	$10.41
Latest Monthly Dividend[1]	$0.0325	$0.0260	$0.0275	$0.0340
Inception Date	9/16/92	2/18/97	2/24/97	2/24/97

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Classes B and C) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 5/31/07
A Shares	NAV	Offer
1-Year	4.51%	0.13%
5-Year	4.44%	3.54%
10-Year	4.76%	4.31%
B Shares	w/o CDSC	w/CDSC
1-Year	3.73%	-0.27%
5-Year	3.66%	3.48%
10-Year	4.14%	4.14%
C Shares	NAV
1-Year	4.01%
5-Year	3.87%
10-Year	4.20%
R Shares	NAV
1-Year	4.77%
5-Year	4.64%
10-Year	4.98%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[2]	3.76%	3.61%
SEC 30-Day Yield[3]	3.64%	3.48%
Taxable-Equivalent Yield[3,4]	5.34%	5.10%
B Shares	NAV
Dividend Yield[2]	3.01%
SEC 30-Day Yield	2.88%
Taxable-Equivalent Yield[4]	4.22%
C Shares	NAV
Dividend Yield[2]	3.18%
SEC 30-Day Yield	3.08%
Taxable-Equivalent Yield[4]	4.52%
R Shares	NAV
Dividend Yield[2]	3.92%
SEC 30-Day Yield	3.84%
Taxable-Equivalent Yield[4]	5.63%

Average Annual Total Returns as of 6/30/07
A Shares	NAV	Offer
1-Year	4.52%	0.10%
5-Year	4.14%	3.25%
10-Year	4.61%	4.16%
B Shares	w/o CDSC	w/CDSC
1-Year	3.74%	-0.26%
5-Year	3.36%	3.19%
10-Year	3.98%	3.98%
C Shares	NAV
1-Year	3.91%
5-Year	3.54%
10-Year	4.03%
R Shares	NAV
1-Year	4.67%
5-Year	4.32%
10-Year	4.83%

Portfolio Statistics
Net Assets ($000)	$60,579
Average Effective Maturity on Securities (Years)	16.46
Average Duration	5.82

Expense Ratios

Share Class	Gross Expense Ratio	Net Expense Ratio	As of Date
Class A	0.91%	0.88%	5/31/06
Class B	1.66%	1.63%	5/31/06
Class C	1.46%	1.42%	5/31/06
Class R	0.71%	0.67%	5/31/06

The net expense ratio reflects a custody fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, expenses would be higher and total returns would be less. This expense ratio may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include expense waivers or reimbursements.

1	Paid June 1, 2007. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2007.

2	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund’s portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

3	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

4	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.8%.

Annual Report    Page 13

Fund Spotlight as of 5/31/07 Nuveen New Mexico Municipal Bond Fund

Bond Credit Quality1

Industries1

Tax Obligation/Limited	28.4%
U.S. Guaranteed	17.0%
Water and Sewer	15.6%
Education and Civic Organizations	13.4%
Housing/Single Family	6.6%
Housing/Multifamily	6.2%
Health Care	5.1%
Other	7.7%
1	As a percentage of total investments as of May 31, 2007. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (12/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/07)	$999.50	$995.80	$997.60	$1,000.40	$1,020.69	$1,016.90	$1,017.90	$1,021.69
Expenses Incurred During Period	$4.24	$8.01	$7.02	$3.24	$4.28	$8.10	$7.09	$3.28

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .85%, 1.61%, 1.41% and ..65% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Annual Report    Page 14

Portfolio of Investments

Nuveen Arizona Municipal Bond Fund

May 31, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Consumer Staples – 1.0%

$875	Puerto Rico, The Children's Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/12 at 100.00	BBB	$915,688
	Education and Civic Organizations – 7.2%

1,740	Arizona State University, Certificates of Participation, Series 2004, 5.250%, 9/01/22 – AMBAC Insured	9/14 at 100.00	AAA	1,855,867

1,500	Arizona State University, System Revenue Bonds, Series 2005, 5.000%, 7/01/21 – AMBAC Insured	7/15 at 100.00	AAA	1,585,695

550	Arizona Student Loan Acquisition Authority, Student Loan Revenue Refunding Bonds, Senior Series 1999A-1, 5.900%, 5/01/24 (Alternative Minimum Tax)	11/09 at 102.00	Aaa	579,871

540	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Series 1998A, 5.375%, 5/15/28	5/08 at 101.00	A–	550,093

1,335	Northern Arizona University, System Revenue Bonds, Series 2006, 5.000%, 6/01/25 – FGIC Insured	6/17 at 100.00	AAA	1,417,556

335	Yavapai County Community College District, Arizona, Revenue Bonds, Series 1993, 6.000%, 7/01/12	7/07 at 100.00	BBB+	335,482
6,000	Total Education and Civic Organizations			6,324,564
	Energy – 1.4%

1,250	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project Hovensa LLC, Series 2007, 4.700%, 7/01/22 (Alternative Minimum Tax)	1/15 at 100.00	BBB	1,249,013
	Health Care – 10.8%

1,335	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2007A, 5.000%, 1/01/25	1/17 at 100.00	AA–	1,376,478

700	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2005B, 5.000%, 12/01/37	12/15 at 100.00	BBB	705,012

1,035	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2007, 5.000%, 12/01/42	12/17 at 100.00	BBB	1,040,206

540	Maricopa County Industrial Development Authority, Arizona, Health Facilities Revenue Bonds, Mayo Clinic, Series 2006, 5.000%, 11/15/36	5/16 at 100.00	AA	553,505

1,860	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 1998A, 5.000%, 7/01/16	7/08 at 101.00	A	1,888,365

900	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2004A, 5.375%, 7/01/23	7/14 at 100.00	A	937,584

1,290	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2007A, 5.250%, 7/01/32	7/17 at 100.00	A	1,340,104

370	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005, 5.000%, 4/01/16	4/15 at 100.00	Baa1	381,707

235	Maricopa County, Arizona, Hospital Revenue Refunding Bonds, Sun Health Corporation, Series 1997, 6.125%, 4/01/18	4/09 at 100.00	Baa1	239,961

1,055	Winslow Industrial Development Authority, Arizona, Hospital Revenue Bonds, Winslow Memorial Hospital, Series 1998, 5.500%, 6/01/22	6/08 at 101.00	N/R	1,055,591
9,320	Total Health Care			9,518,513
	Housing/Multifamily – 3.4%

2,090	Phoenix Industrial Development Authority, Arizona, GNMA Collateralized Multifamily Housing Revenue Bonds, Campaigne Place on Jackson, Series 2001, 5.700%, 6/20/31 (Alternative Minimum Tax)	6/11 at 102.00	Aaa	2,175,377

560	Phoenix Industrial Development Authority, Arizona, GNMA Collateralized Multifamily Housing Revenue Bonds, Park Lee Apartments, Series 2004A, 5.050%, 10/20/44 (Alternative Minimum Tax)	4/15 at 100.00	Aaa	561,775

2,080	Phoenix Industrial Development Authority, Arizona, Subordinate Lien Multifamily Housing Revenue Bonds, Arborwood Apartments, Series 2003B, 0.000%, 6/01/43 (3)	No Opt. Call	N/R	231,483
4,730	Total Housing/Multifamily			2,968,635

15

Portfolio of Investments

Nuveen Arizona Municipal Bond Fund (continued)

May 31, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Housing/Single Family – 0.1%

$125	Maricopa County Industrial Development Authority, Arizona, Single Family Mortgage Revenue Refunding Bonds, Mortgage-Backed Securities Program, Series 1998B, 6.200%, 12/01/30 (Alternative Minimum Tax)	6/08 at 108.00	Aaa	$126,253
	Industrials – 0.5%

495	Yavapai County Industrial Development Authority, Arizona, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2003B, 4.450%, 3/01/28 (Mandatory put 3/01/08) (Alternative Minimum Tax)	3/28 at 100.00	BBB	494,371
	Tax Obligation/General – 8.8%

250	Cochise County Unified School District 68, Sierra Vista, Arizona, General Obligation Refunding Bonds, Series 1992, 7.500%, 7/01/09 – FGIC Insured	No Opt. Call	AAA	268,270

1,500	Maricopa County School District 6, Arizona, General Obligation Refunding Bonds, Washington Elementary School, Series 2002A, 5.375%, 7/01/15 – FSA Insured	No Opt. Call	AAA	1,650,450

1,000	Maricopa County Unified School District 11, Peoria, Arizona, General Obligation Bonds, Second Series 2005, 5.000%, 7/01/20 – FGIC Insured	7/15 at 100.00	AAA	1,059,240

39	Maricopa County Unified School District 41, Gilbert, Arizona, General Obligation Bonds, Series 1995, 6.250%, 7/01/15 – FSA Insured	7/08 at 100.00	AAA	40,012

310	Maricopa County Unified School District 80, Chandler, Arizona, School Improvement and Refunding Bonds, Series 1994, 6.250%, 7/01/11 – FGIC Insured	No Opt. Call	AAA	337,671

700	Pima County Unified School District 1, Tucson, Arizona, School Improvement Bonds, Series 1992D, 7.500%, 7/01/10 – FGIC Insured	No Opt. Call	AAA	773,262

2,000	Tucson, Arizona, General Obligation Bonds, Series 2001B, 5.750%, 7/01/16	No Opt. Call	AA	2,273,280

1,250	Yuma & La Paz Counties Community College District, Arizona, General Obligation Bonds, Series 2006, 5.000%, 7/01/25 – MBIA Insured	7/16 at 100.00	AAA	1,320,475
7,049	Total Tax Obligation/General			7,722,660
	Tax Obligation/Limited – 15.2%

1,500	Arizona School Facilities Board, School Improvement Revenue Bonds, Series 2004A, 5.750%, 7/01/17 – AMBAC Insured	7/14 at 100.00	AAA	1,665,840

785	Bullhead City, Arizona, Special Assessment Bonds, East Branch Sewer Improvement District, Series 1993, 6.100%, 1/01/13	7/07 at 100.00	Baa2	786,107

502	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, Special Assessment Lien Bonds, Series 2001A, 7.875%, 7/01/25	7/10 at 102.00	N/R	550,754

875	Greater Arizona Development Authority, Infrastructure Revenue Bonds, Series 2006A, 5.000%, 8/01/25 – MBIA Insured	8/16 at 100.00	AAA	921,288

1,040	Marana, Arizona, Tangerine Farms Road Improvement District Revenue Bonds, Series 2006, 4.600%, 1/01/26	7/16 at 100.00	Baa1	1,012,575

1,115	Maricopa County Stadium District, Arizona, Revenue Refunding Bonds, Series 2002, 5.375%, 6/01/17 – AMBAC Insured	6/12 at 100.00	Aaa	1,183,127

1,600	Mesa, Arizona, Street and Highway User Tax Revenue Bonds, Series 2005, 5.000%, 7/01/24 – FSA Insured	7/15 at 100.00	AAA	1,682,992

	Peoria Improvement District, Arizona, Special Assessment District 8801 Bonds, North Valley Power Center, Series 1992:
425	7.300%, 1/01/12	7/07 at 101.00	A	430,270
460	7.300%, 1/01/13	7/07 at 101.00	A	465,704

1,670	San Luis Civic Improvement Corporation, Arizona, Municipal Facilities Excise Tax Revenue Bonds, Series 2005, 5.000%, 7/01/25 – XLCA Insured	7/15 at 100.00	AAA	1,749,626

2,770	Tempe, Arizona, Excise Tax Revenue Bonds, Series 2004, 5.250%, 7/01/18 – AMBAC Insured	7/14 at 100.00	AAA	2,976,337
12,742	Total Tax Obligation/Limited			13,424,620
	Transportation – 0.6%

500	Phoenix, Arizona, Airport Revenue Bonds, Series 1994D, 6.400%, 7/01/12 – MBIA Insured (Alternative Minimum Tax)	7/07 at 100.00	AAA	500,885

16

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)		Value

	U.S. Guaranteed – 25.3% (4)

$200	Arizona Health Facilities Authority, Hospital Revenue Bonds, Catholic Healthcare West, Series 1999A, 6.625%, 7/01/20 (Pre-refunded 7/01/10)	7/10 at 101.00	A	(4)	$217,364

1,550	Arizona Health Facilities Authority, Hospital System Revenue Bonds, John C. Lincoln Health Network, Series 2000, 6.875%, 12/01/20 (Pre-refunded 12/01/10)	12/10 at 102.00	BBB	(4)	1,726,592

1,400	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children's Hospital, Series 1999A, 6.125%, 11/15/22 (Pre-refunded 11/15/09)	11/09 at 100.00	Baa3	(4)	1,476,104

200	Arizona Health Facilities Authority, Hospital System Revenue Refunding Bonds, Phoenix Baptist Hospital and Medical Center Inc. and Medical Environments Inc., Series 1992, 6.250%, 9/01/11 – MBIA Insured (ETM)	9/07 at 100.00	AAA		205,542

1,000	Arizona Tourism and Sports Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Series 2003A, 5.375%, 7/01/23 (Pre-refunded 7/01/13) – MBIA Insured	7/13 at 100.00	Aaa		1,078,880

1,730	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Series 2001A, 5.750%, 5/15/21 (Pre-refunded 5/15/11)	5/11 at 101.00	A–	(4)	1,858,781

1,525	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Refunding Bonds, Samaritan Health Services, Series 1990A, 7.000%, 12/01/16 – MBIA Insured (ETM)	No Opt. Call	AAA		1,833,065

610	Maricopa County Union High School District 210 Phoenix, Arizona, General Obligation Bonds, Series 2006C, 5.000%, 7/01/24 (Pre-refunded 7/01/16) – MBIA Insured	7/16 at 100.00	AAA		658,227

2,150	Maricopa County Union High School District 210, Phoenix, Arizona, General Obligation Bonds, Series 2004A, 5.000%, 7/01/19 (Pre-refunded 7/01/14) – FSA Insured	7/14 at 100.00	AAA		2,291,642

500	Mesa, Arizona, Utility System Revenue Bonds, Series 2002, 5.000%, 7/01/20 (Pre-refunded 7/01/11) – FGIC Insured	7/11 at 100.00	AAA		521,615

	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Wastewater System Revenue Bonds, Series 2000:
1,290	6.125%, 7/01/14 (Pre-refunded 7/01/10) – FGIC Insured	7/10 at 101.00	AAA		1,386,956
1,000	6.250%, 7/01/17 (Pre-refunded 7/01/10) – FGIC Insured	7/10 at 101.00	AAA		1,078,760

2,500	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale Healthcare, Series 2001, 5.800%, 12/01/31 (Pre-refunded 12/01/11)	12/11 at 101.00	A3	(4)	2,710,475

1,000	Tempe, Arizona, Excise Tax Revenue Refunding Bonds, Series 2003, 5.000%, 7/01/20 (Pre-refunded 7/01/13)	7/13 at 100.00	AAA		1,058,750

4,000	Tucson Industrial Development Authority, Arizona, Senior Living Facilities Revenue Bonds, Christian Care Project, Series 2000A, 5.625%, 7/01/20 (Pre-refunded 7/01/10) – RAAI Insured	7/10 at 101.00	AA	(4)	4,237,000
20,655	Total U.S. Guaranteed				22,339,753
	Utilities – 17.3%

1,000	Arizona Power Authority, Special Obligation Power Resource Revenue Refunding Crossover Bonds, Hoover Project, Series 2001, 5.250%, 10/01/15	No Opt. Call	AA		1,087,050

80	Pima County Industrial Development Authority, Arizona, Lease Obligation Revenue Refunding Bonds, Tucson Electric Power Company, Series 1988A, 7.250%, 7/15/10 – FSA Insured	7/07 at 100.50	AAA		82,195

	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR:
4,500	5.000%, 7/01/26 – XLCA Insured	7/15 at 100.00	AAA		4,717,707
1,455	5.000%, 7/01/27 – XLCA Insured	7/15 at 100.00	AAA		1,523,370

7,500	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2006, 5.000%, 1/01/37 (UB)	1/16 at 100.00	Aa1		7,859,475
14,535	Total Utilities				15,269,797
	Water and Sewer – 12.4%

1,005	Cottonwood, Arizona, Senior Lien Water System Revenue Bonds, Municipal Property Corporation, Series 2004, 5.000%, 7/01/24 – XLCA Insured	7/14 at 100.00	AAA		1,049,089

1,000	Cottonwood, Arizona, Water Revenue Bonds, Series 2006, 5.000%, 7/01/30 – XLCA Insured	7/16 at 100.00	AAA		1,047,930

660	Oro Valley Municipal Property Corporation, Arizona, Senior Lien Water Revenue Bonds, Series 2003, 5.000%, 7/01/23 – MBIA Insured	7/13 at 100.00	AAA		688,063

17

Portfolio of Investments

Nuveen Arizona Municipal Bond Fund (continued)

May 31, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Water and Sewer (continued)

$1,435	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Wastewater System Revenue Bonds, Series 2004, 5.000%, 7/01/24 – MBIA Insured	7/14 at 100.00	AAA	$1,502,416

2,600	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water System Revenue Bonds, Series 2002, 5.000%, 7/01/26 – FGIC Insured	7/12 at 100.00	AAA	2,691,832

1,415	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water System Revenue Bonds, Series 2003, 4.500%, 7/01/22	7/14 at 100.00	AA	1,426,490

1,250	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water System Revenue Bonds, Series 2005, 5.000%, 7/01/23 – MBIA Insured	7/15 at 100.00	AAA	1,317,463

	Surprise Municipal Property Corporation, Arizona, Wastewater System Revenue Bonds, Series 2007:
555	4.700%, 4/01/22	4/14 at 100.00	N/R	550,871
645	4.900%, 4/01/32	4/17 at 100.00	N/R	638,647
10,565	Total Water and Sewer			10,912,801
$88,841	Total Investments (cost $89,797,777) – 104.0%			91,767,553

	Floating Rate Obligations (5.7)%			(5,000,000)

	Other Assets Less Liabilities – 1.7%			1,474,001

	Net Assets – 100%			$88,241,554

The Fund may invest in “zero coupon” securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the portfolio with a 0.00% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

(1)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s or Moody’s rating. Ratings below BBB by Standard & Poor’s Group or Baa by Moody’s Investor Service, Inc. are considered to be below investment grade.

(3)	Non-income producing security, in the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

See accompanying notes to financial statements.

18

Portfolio of Investments

Nuveen Colorado Municipal Bond Fund

May 31, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Education and Civic Organizations – 14.2%

$430	Boulder County, Colorado, Development Revenue Bonds, University Corporation for Atmospheric Research, Series 2003, 5.000%, 9/01/23 – AMBAC Insured	9/13 at 100.00	AAA	$446,912

1,440	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Academy of Charter Schools – Adams County School District 12, Series 2004, 5.250%, 5/01/17 – XLCA Insured	5/14 at 100.00	AAA	1,538,626

1,130	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Aurora Academy, Series 2004, 5.375%, 2/15/19 – XLCA Insured	2/14 at 100.00	AAA	1,211,869

1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Ridgeview Classical Schools, Series 2005A, 5.500%, 8/15/25 – XLCA Insured	8/15 at 100.00	AAA	1,094,100

1,355	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, University of Northern Colorado Lab School, Series 2004, 5.250%, 6/01/24 – XLCA Insured	6/14 at 100.00	AAA	1,437,560

500	Colorado Educational and Cultural Facilities Authority, School Revenue Bonds, Ave Maria School, Series 2000, 6.125%, 12/01/25 – RAAI Insured	12/10 at 100.00	AA	531,195
5,855	Total Education and Civic Organizations			6,260,262
	Health Care – 15.2%

500	Aspen Valley Hospital District, Pitkin County, Colorado, Revenue Bonds, Series 2000, 6.800%, 10/15/24	4/10 at 100.00	N/R	526,400

1,500	Colorado Health Facilities Agency, Revenue Bonds, Adventist Health, Sunbelt Obligated Group, Series 2006D, 5.125%, 11/15/29	11/16 at 100.00	A+	1,552,230

1,000	Colorado Health Facilities Authority, Revenue Bonds, Parkview Medical Center, Series 2004, 5.000%, 9/01/25	9/14 at 100.00	A3	1,014,120

560	Colorado Health Facilities Authority, Revenue Bonds, Poudre Valley Health Care, Series 2005F, 5.000%, 3/01/25	3/15 at 100.00	BBB+	567,319

500	Colorado Health Facilities Authority, Revenue Bonds, Steamboat Springs Healthcare Association, Series 1999, 5.700%, 9/15/23	9/09 at 101.00	N/R	514,590

500	Colorado Health Facilities Authority, Revenue Bonds, Vail Valley Medical Center, Series 2001, 5.800%, 1/15/27	1/12 at 100.00	BBB	524,975

885	Colorado Springs, Colorado, Hospital Revenue Bonds, Memorial Hospital of Colorado Springs, Series 2000, 6.375%, 12/15/30	12/10 at 101.00	A–	950,322

500	Montrose, Colorado, Enterprise Revenue Bonds, Montrose Memorial Hospital, Series 2003, 6.375%, 12/01/23	12/13 at 102.00	BBB–	554,580

500	University of Colorado Hospital Authority, Revenue Bonds, Series 2006A, 5.000%, 11/15/37	5/16 at 100.00	Baa1	503,720
6,445	Total Health Care			6,708,256
	Housing/Single Family – 0.8%

120	Colorado Housing Finance Authority, Single Family Program Senior Bonds, Series 1999C-3, 6.750%, 10/01/21	10/09 at 105.00	Aa2	128,764

140	Colorado Housing Finance Authority, Single Family Program Senior Bonds, Series 2000A-2, 7.450%, 10/01/16 (Alternative Minimum Tax)	10/09 at 105.00	Aa2	140,913

65	Colorado Housing Finance Authority, Single Family Program Senior Bonds, Series 2000C-3, 7.150%, 10/01/30	4/10 at 105.00	AA	65,962
325	Total Housing/Single Family			335,639
	Long-Term Care – 2.4%

1,000	Colorado Health Facilities Authority, Revenue Bonds, Covenant Retirement Communities Inc., Series 2002A, 5.500%, 12/01/33 – RAAI Insured	12/12 at 100.00	AA	1,056,970
	Tax Obligation/General – 14.3%

2,000	Arapahoe County School District 6, Littleton, Colorado, General Obligation Bonds, Series 2002, 5.250%, 12/01/21 – FGIC Insured	12/12 at 100.00	AAA	2,120,820

2,150	Douglas County School District RE1, Douglas and Elbert Counties, Colorado, General Obligation Bonds, Series 2004, 5.750%, 12/15/23 – FGIC Insured	12/14 at 100.00	Aaa	2,388,325

19

Portfolio of Investments

Nuveen Colorado Municipal Bond Fund (continued)

May 31, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)		Value

	Tax Obligation/General (continued)

$1,085	El Paso County School District 20, Academy, Colorado, General Obligation Bonds, Series 2003, 5.500%, 12/15/23 – FGIC Insured	12/13 at 100.00	Aaa		$1,174,567

500	El Paso County School District 38, Lewis Palmer, Colorado, General Obligation Refunding Bonds, Series 2001, 6.000%, 12/01/21	No Opt. Call	Aa3		594,955
5,735	Total Tax Obligation/General				6,278,667
	Tax Obligation/Limited – 26.2%

500	Bowles Metropolitan District, Colorado, General Obligation Bonds, Series 2003, 5.500%, 12/01/28 – FSA Insured	12/13 at 100.00	AAA		539,590

1,000	Commerce City, Colorado, Sales Tax and Use Revenue Bonds, Series 2006, 5.000%, 8/01/21 – AMBAC Insured	8/16 at 100.00	AAA		1,063,030

2,000	Denver Convention Center Hotel Authority, Colorado, Senior Revenue Bonds, Convention Center Hotel, Series 2006, 5.125%, 12/01/25 – XLCA Insured	11/16 at 100.00	AAA		2,122,920

1,000	Larimer County, Colorado, Sales and Use Tax Revenue Bonds, Fairgrounds and Events Center, Series 2002, 5.500%, 12/15/18 – MBIA Insured	12/12 at 100.00	AAA		1,076,160

1,000	Mountain Village Metropolitan District, San Miguel County, Colorado, General Obligation Limited Tax Bonds, Series 2006B, 4.750%, 12/01/31 – XLCA Insured	12/16 at 100.00	AAA		1,007,990

1,500	Regional Transportation District, Colorado, Master Lease Purchase Agreement II, Fixed Rate Certificates of Participation, Transit Vehicles Project, Series 2002A, 5.000%, 12/01/22 (WI/DD, Settling 6/01/07) – AMBAC Insured	12/17 at 100.00	AAA		1,591,230

1,000	Regional Transportation District, Colorado, Sales Tax Revenue Bonds, Series 2007A, 5.250%, 11/01/24	No Opt. Call	AAA		1,122,800

1,460	Tower Metropolitan District, Adams County, Colorado, General Obligation Bonds, Series 2005, 5.000%, 12/01/35 – RAAI Insured	12/15 at 100.00	AA		1,502,252

1,480	Vista Ridge Metropolitan District, Colorado, Limited Ta General Obligation Bonds, Series 2006A, 5.000%, 12/01/26 – RAAI Insured	12/16 at 100.00	AA		1,532,644
10,940	Total Tax Obligation/Limited				11,558,616
	Transportation – 3.7%

435	Eagle County Air Terminal Corporation, Colorado, Airport Terminal Revenue Bonds, Series 2001, 7.000%, 5/01/21 (Alternative Minimum Tax)	5/11 at 101.00	N/R		464,319

100	Eagle County Air Terminal Corporation, Colorado, Airport Terminal Revenue Bonds, Series 2006, 5.250%, 5/01/20 (Alternative Minimum Tax)	5/16 at 100.00	N/R		101,704

1,000	Northwest Parkway Public Highway Authority, Colorado, Revenue Bonds, Senior Series 2001A, 5.500%, 6/15/15 – AMBAC Insured	6/11 at 102.00	AAA		1,077,130
1,535	Total Transportation				1,643,153
	U.S. Guaranteed – 17.3% (3)

1,800	Arapahoe County, Colorado, Single Family Mortgage Revenue Bonds, Series 1984A, 0.000%, 9/01/10 (ETM)	No Opt. Call	AAA		1,587,150

600	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Academy Charter School – Douglas County School District Re. 1, Series 2000, 6.875%, 12/15/20 (Pre-refunded 12/15/10)	12/10 at 101.00	BBB	(3)	663,276

600	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Bromley East Charter School, Series 2000A, 7.250%, 9/15/30 (Pre-refunded 9/15/11)	9/11 at 100.00	Ba1	(3)	669,516

500	Colorado Health Facilities Authority, Revenue Bonds, PorterCare Adventist Health System, Series 2001, 6.500%, 11/15/23 (Pre-refunded 11/15/11)	11/11 at 101.00	A+	(3)	556,355

600	Colorado Springs, Colorado, Hospital Revenue Bonds, Memorial Hospital of Colorado Springs, Series 2000, 6.375%, 12/15/30 (Pre-refunded 12/15/10)	12/10 at 101.00	A–	(3)	653,556

900	Colorado Springs, Colorado, Utility System Revenue Bonds, Series 1978B, 6.600%, 11/15/18 (ETM)	No Opt. Call	AAA		1,062,657

560	Denver Health and Hospitals Authority, Colorado, Revenue Bonds, Series 2004A, 6.250%, 12/01/33 (Pre-refunded 12/01/14)	12/14 at 100.00	BBB	(3)	640,052

20

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	U.S. Guaranteed (3) (continued)

$1,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/14 (Pre-refunded 9/01/10) – MBIA Insured	9/10 at 79.90	AAA	$704,490

1,000	Fremont County School District Re-1, Cannon City, Colorado, General Obligation Bonds, Series 2003, 5.000%, 12/01/24 (Pre-refunded 12/01/13) – MBIA Insured	12/13 at 100.00	Aaa	1,064,100
7,560	Total U.S. Guaranteed			7,601,152
	Utilities – 3.6%

1,000	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006, 5.250%, 10/01/32 – XLCA Insured	10/16 at 100.00	AAA	1,070,360

485	Platte River Power Authority, Colorado, Power Revenue Refunding Bonds, Series 2002EE, 5.375%, 6/01/17	6/12 at 100.00	AA	515,992
1,485	Total Utilities			1,586,352
$40,880	Total Long-Term Investments (cost $41,344,822) – 97.7%			43,029,067

	Short-Term Investments – 3.2%

$1,400	Puerto Rico Government Development Bank, Adjustable Refunding Bonds, Variable Rate Demand Obligations, Series 1985, 3.610%, 12/01/15 – MBIA Insured (4)		A–1+	1,400,000

	Total Short-Term Investments (cost $1,400,000)			1,400,000

	Total Investments (cost $42,744,822) – 100.9%			44,429,067

	Other Assets Less Liabilities – (0.9)%			(382,396)

	Net Assets – 100%			$44,046,671

The Fund may invest in “zero coupon” securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the portfolio with a 0.00% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

(1)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s or Moody’s rating. Ratings below BBB by Standard & Poor’s Group or Baa by Moody’s Investor Service, Inc. are considered to be below investment grade.

(3)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(4)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

21

Portfolio of Investments

Nuveen New Mexico Municipal Bond Fund

May 31, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Education and Civic Organizations – 13.4%

$1,500	New Mexico Educational Assistance Foundation, Education Loan Bonds, First Subordinate Series 2001B-1, 5.900%, 9/01/31	9/11 at 100.00	A2	$1,562,625

750	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Refunding Bonds, Ana G. Mendez University System, Series 2002, 5.500%, 12/01/31	12/12 at 101.00	BBB–	786,908

2,500	University of New Mexico, Revenue Refunding Bonds, Series 1992A, 6.000%, 6/01/21	No Opt. Call	AA	2,877,675

2,000	University of New Mexico, Subordinate Lien Revenue Refunding and Improvement Bonds, Series 2002A, 5.000%, 6/01/22	6/12 at 100.00	AA	2,076,960

750	University of New Mexico, Subordinate Lien Revenue Refunding Bonds, Series 2003A, 5.250%, 6/01/18	6/13 at 100.00	AA	799,365
7,500	Total Education and Civic Organizations			8,103,533
	Health Care – 5.1%

2,000	Farmington, New Mexico, Hospital Revenue Bonds, San Juan Regional Medical Center Inc., Series 2004A, 5.000%, 6/01/23	6/14 at 100.00	A3	2,032,460

1,000	Farmington, New Mexico, Hospital Revenue Bonds, San Juan Regional Medical Center Inc., Series 2007A, 5.250%, 6/01/27 (WI/DD, Settling 6/28/07)	6/17 at 100.00	A3	1,039,840
3,000	Total Health Care			3,072,300
	Housing/Multifamily – 6.2%

1,740	Bernalillo County, New Mexico, Multifamily Housing Revenue Refunding and Improvement Bonds, El Centro Senior Housing Complex, Series 1999, 5.850%, 6/15/29	6/09 at 101.00	N/R	1,779,950

2,000	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, Las Palomas Apartments, Series 2006C, 4.700%, 9/01/22 (Alternative Minimum Tax)	3/20 at 100.00	AAA	1,996,620
3,740	Total Housing/Multifamily			3,776,570
	Housing/Single Family – 6.6%

180	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Series 1996B-2, 6.300%, 7/01/28 (Alternative Minimum Tax)	7/07 at 102.00	AAA	186,226

255	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Series 1996G-2, 6.200%, 7/01/28 (Alternative Minimum Tax)	7/07 at 102.00	AAA	259,644

420	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Series 2000B, 7.000%, 9/01/31 (Alternative Minimum Tax)	11/09 at 101.50	AAA	425,834

410	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Series 2000C-2, 6.950%, 9/01/31 (Alternative Minimum Tax)	1/10 at 102.50	AAA	415,765

1,755	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Series 2007A-1, 4.800%, 1/01/33 (Alternative Minimum Tax)	7/17 at 100.00	AAA	1,728,236

1,000	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Series 2007B-2, 4.850%, 7/01/38 (Alternative Minimum Tax)	1/17 at 100.00	AAA	988,090
4,020	Total Housing/Single Family			4,003,795
	Information Technology – 0.8%

500	Sandoval County, New Mexico, Incentive Payment Revenue Bonds, Intel Corporation Project, Series 2005, 5.000%, 6/01/20	6/15 at 100.00	A+	523,655
	Tax Obligation/General – 3.4%

1,970	Sandoval County, New Mexico, General Obligation Bonds, Series 2004, 5.000%, 4/15/23 – MBIA Insured	4/14 at 100.00	Aaa	2,073,937
	Tax Obligation/Limited – 28.5%

3,005	Bernalillo County, New Mexico, Gross Receipts Tax Revenue Bonds, Series 2004, 5.250%, 6/15/19 – AMBAC Insured	6/09 at 100.00	AAA	3,084,001

1,125	Cibola County, New Mexico, Gross Receipts Tax Revenue Bonds, Series 2006B, 5.000%, 6/01/25 – AMBAC Insured	6/16 at 100.00	Aaa	1,178,550

22

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)		Value

	Tax Obligation/Limited (continued)

	Dona Ana County, New Mexico, Gross Receipts Tax Revenue Refunding and Improvement Bonds, Series 2003:
$360	5.250%, 5/01/25 – AMBAC Insured	5/13 at 100.00	Aaa		$380,959
545	5.250%, 5/01/28 – AMBAC Insured	5/13 at 100.00	Aaa		573,662

1,160	Gallup, New Mexico, Sales Tax Revenue Bonds, Series 2004A, 5.000%, 6/01/24 – AMBAC Insured	6/13 at 100.00	Aaa		1,208,766

1,510	Lincoln County, New Mexico, Gross Receipts Tax Revenue Refunding Bonds, Series 2002, 5.125%, 6/01/30 – AMBAC Insured	6/12 at 100.00	Aaa		1,573,103

2,000	New Mexico Finance Authority, Senior Lien Transportation Revenue Bonds, Series 2004A, 5.250%, 6/15/24 – MBIA Insured	6/14 at 100.00	AAA		2,134,320

1,000	San Juan County, New Mexico, Subordinate Gross Receipts Tax Revenue Bonds, Series 2001A, 5.125%, 9/15/26 – AMBAC Insured	9/11 at 101.00	AAA		1,043,880

4,000	Santa Fe County, New Mexico, Correctional System Gross Receipts Tax Revenue Bonds, Series 1997, 6.000%, 2/01/27 – FSA Insured	No Opt. Call	AAA		4,750,559

1,245	Santa Fe, New Mexico, Gross Receipts Sales Tax Revenue Bonds, Series 2006B, 5.000%, 6/01/23 – FSA Insured	6/16 at 100.00	AAA		1,313,749
15,950	Total Tax Obligation/Limited				17,241,549
	U.S. Guaranteed – 17.0% (3)

3,750	Albuquerque, New Mexico, Gross Receipts Lodgers Tax Improvement and Revenue Refunding Bonds, Series 1991B, 0.000%, 7/01/11 – FSA Insured (ETM)	No Opt. Call	AAA		3,197,700

1,000	Bernalillo County, New Mexico, Gross Receipts Tax Revenue Bonds, Series 1999, 5.250%, 10/01/26 (Pre-refunded 10/01/09)	10/09 at 100.00	AA+	(3)	1,032,370

600	Bernalillo County, New Mexico, Multifamily Housing Revenue Bonds, Vista Montana Apartments Project, Series 2001A, 5.400%, 12/01/31 (Pre-refunded 6/01/11) – MBIA Insured	6/11 at 100.00	Aaa		633,378

1,000	New Mexico Finance Authority, Court Automation Fee Revenue Bonds, Series 2002, 5.000%, 6/15/17 (Pre-refunded 6/15/11) – MBIA Insured	6/11 at 100.00	AAA		1,041,290

2,000	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2001A, 5.750%, 8/01/15 (Pre-refunded 8/01/11)	8/11 at 101.00	AA–	(3)	2,154,900

1,060	New Mexico Mortgage Finance Authority, General Revenue Office Building Bonds, Series 2000, 6.000%, 9/01/26 (Pre-refunded 9/01/09)	9/09 at 100.00	AAA		1,110,117

135	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2000HH, 5.250%, 7/01/29 (Pre-refunded 7/01/10) – FSA Insured	7/10 at 101.00	AAA		142,146

	Santa Fe, New Mexico, Educational Facilities Revenue Refunding and Improvement Bonds, College of Santa Fe, Series 1997:
500	6.000%, 10/01/13 (Pre-refunded 10/01/07)	10/07 at 100.00	BBB–	(3)	503,615
500	5.875%, 10/01/21 (Pre-refunded 10/01/07)	10/07 at 100.00	BBB–	(3)	503,410
10,545	Total U.S. Guaranteed				10,318,926
	Utilities – 3.2%

1,500	Farmington, New Mexico, Pollution Control Revenue Bonds, Public Service Company of New Mexico, Series 1999A, 6.600%, 10/01/29 (Alternative Minimum Tax)	10/09 at 102.00	BBB		1,598,205

300	Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, Series 2002JJ, 5.250%, 7/01/15 – MBIA Insured	No Opt. Call	AAA		326,862
1,800	Total Utilities				1,925,067
	Water and Sewer – 15.6%

2,000	Albuquerque and Benralillo County Water Authority, New Mexico, Joint Water and Sewer System Revenue Bonds, Series 2006A, 5.000%, 7/01/26 – AMBAC Insured	7/16 at 100.00	AAA		2,109,680

1,000	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Series 2004C, 5.000%, 6/01/24 – AMBAC Insured	6/14 at 100.00	AAA		1,045,930

23

Portfolio of Investments

Nuveen New Mexico Municipal Bond Fund (continued)

May 31, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Water and Sewer (continued)

$1,000	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Series 2005C, 5.000%, 6/15/25 – AMBAC Insured	6/15 at 100.00	Aaa	$1,050,260

4,000	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Series 2006B, 5.000%, 6/01/36 – MBIA Insured	6/16 at 100.00	AAA	4,187,360

1,000	Roswell, New Mexico, Joint Water and Sewerage Revenue Bonds, Series 2005, 5.000%, 6/01/23 – MBIA Insured	6/15 at 100.00	Aaa	1,053,540
9,000	Total Water and Sewer			9,446,770
$58,025	Total Long-Term Investments (cost $58,120,112) – 99.8%			60,486,102

	Short-Term Investments – 0.4%

$200	Puerto Rico Government Development Bank, Adjustable Refunding Bonds, Variable Rate Demand Obligations, Series 1985, 3.610%, 12/01/15 – MBIA Insured (4)		A–1+	200,000

	Total Short-Term Investments (cost $200,000)			200,000

	Total Investments (cost $58,320,112) – 100.2%			60,686,102

	Other Assets Less Liabilities – (0.2)%			(107,454)

	Net Assets – 100%			$60,578,648

The Fund may invest in “zero coupon” securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the portfolio with a 0.00% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
(1)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s or Moody’s rating. Ratings below BBB by Standard & Poor’s Group or Baa by Moody’s Investor Service, Inc. are considered to be below investment grade.

(3)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(4)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

24

Statement of Assets and Liabilities

May 31, 2007

	Arizona	Colorado	New Mexico
Assets
Investments, at value (cost $89,797,777, $42,744,822 and $58,320,112, respectively)	$91,767,553	$44,429,067	$60,686,102
Cash	498,852	444,525	124,909
Receivables:
Interest	1,647,308	730,812	1,083,787
Investments sold	116,457	—	40,000
Shares sold	122,392	262,312	16,001
Other assets	171	78	105
Total assets	94,152,733	45,866,794	61,950,904
Liabilities
Floating rate obligations	5,000,000	—	—
Payables:
Investments purchased	—	1,591,875	1,039,160
Shares redeemed	535,484	30,005	78,009
Accrued expenses:
Management fees	40,247	19,891	27,636
12b-1 distribution and service fees	18,998	12,129	16,027
Other	33,088	22,173	26,059
Dividends payable	283,362	144,050	185,365
Total liabilities	5,911,179	1,820,123	1,372,256
Net assets	$88,241,554	$44,046,671	$60,578,648
Class A Shares
Net assets	$60,748,098	$32,202,710	$48,069,039
Shares outstanding	5,723,640	3,118,934	4,640,660
Net asset value per share	$10.61	$10.32	$10.36
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price)	$11.08	$10.77	$10.81
Class B Shares
Net assets	$3,215,717	$2,842,555	$3,336,414
Shares outstanding	303,155	275,340	322,047
Net asset value and offering price per share	$10.61	$10.32	$10.36
Class C Shares
Net assets	$9,019,995	$7,034,165	$7,873,421
Shares outstanding	851,139	683,002	758,864
Net asset value and offering price per share	$10.60	$10.30	$10.38
Class R Shares
Net assets	$15,257,744	$1,967,241	$1,299,774
Shares outstanding	1,437,995	190,849	124,833
Net asset value and offering price per share	$10.61	$10.31	$10.41

Net Assets Consist of:
Capital paid-in	$86,216,459	$42,912,500	$59,103,513
Undistributed (Over-distribution of) net investment income	(12,055)	(8,137)	18,500
Accumulated net realized gain (loss) from investments	67,374	(541,937)	(909,355)
Net unrealized appreciation (depreciation) of investments	1,969,776	1,684,245	2,365,990
Net assets	$88,241,554	$44,046,671	$60,578,648

See accompanying notes to financial statements.

25

Statement of Operations

Year Ended May 31, 2007

	Arizona	Colorado	New Mexico
Investment Income	$4,393,011	$2,121,957	$2,823,811
Expenses
Management fees	473,767	231,924	315,075
12b-1 service fees – Class A	121,765	63,976	92,552
12b-1 distribution and service fees – Class B	34,371	33,489	35,293
12b-1 distribution and service fees – Class C	67,961	47,148	57,774
Shareholders’ servicing agent fees and expenses	43,622	23,383	26,927
Floating rate obligations interest expense and fees	119,435	—	—
Custodian’s fees and expenses	35,068	18,549	28,220
Trustees’ fees and expenses	2,248	1,080	1,551
Professional fees	11,178	9,532	10,408
Shareholders’ reports – printing and mailing expenses	25,275	14,215	18,606
Federal and state registration fees	9,120	3,440	4,873
Other expenses	5,878	2,836	3,223
Total expenses before custodian fee credit	949,688	449,572	594,502
Custodian fee credit	(17,942)	(11,119)	(14,552)
Net expenses	931,746	438,453	579,950
Net investment income	3,461,265	1,683,504	2,243,861
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	67,374	452,589	62,351
Net change in unrealized appreciation (depreciation) of investments	405,408	(347,460)	200,814
Net realized and unrealized gain (loss)	472,782	105,129	263,165
Net increase (decrease) in net assets from operations	$3,934,047	$1,788,633	$2,507,026

See accompanying notes to financial statements.

26

Statement of Changes in Net Assets

	Arizona		Colorado		New Mexico
	Year Ended 5/31/07	Year Ended 5/31/06	Year Ended 5/31/07	Year Ended 5/31/06	Year Ended 5/31/07	Year Ended 5/31/06
Operations
Net investment income	$3,461,265	$3,780,283	$1,683,504	$1,677,762	$2,243,861	$2,125,804
Net realized gain (loss) from investments	67,374	390,167	452,589	237,546	62,351	120,643
Net change in unrealized appreciation (depreciation) of investments	405,408	(2,715,182)	(347,460)	(1,318,603)	200,814	(1,602,013)
Net increase (decrease) in net assets from operations	3,934,047	1,455,268	1,788,633	596,705	2,507,026	644,434
Distributions to Shareholders
From net investment income:
Class A	(2,362,480)	(2,641,184)	(1,293,411)	(1,292,031)	(1,731,617)	(1,734,050)
Class B	(111,630)	(142,969)	(116,384)	(159,645)	(111,367)	(151,390)
Class C	(299,944)	(309,199)	(221,203)	(184,113)	(243,502)	(239,266)
Class R	(605,321)	(636,750)	(65,223)	(36,794)	(46,239)	(38,682)
From accumulated net realized gains:
Class A	(281,049)	(87,475)	—	—	—	—
Class B	(16,945)	(5,989)	—	—	—	—
Class C	(42,593)	(11,937)	—	—	—	—
Class R	(68,069)	(19,873)	—	—	—	—
Decrease in net assets from distributions to shareholders	(3,788,031)	(3,855,376)	(1,696,221)	(1,672,583)	(2,132,725)	(2,163,388)
Fund Share Transactions
Proceeds from sale of shares	9,911,621	7,798,742	7,443,980	4,891,324	7,799,916	8,953,948
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,776,239	1,719,587	785,258	773,058	1,212,718	1,207,826
	11,687,860	9,518,329	8,229,238	5,664,382	9,012,634	10,161,774
Cost of shares redeemed	(13,860,928)	(15,190,066)	(6,133,406)	(6,452,452)	(6,324,585)	(5,999,614)
Net increase (decrease) in net assets from Fund share transactions	(2,173,068)	(5,671,737)	2,095,832	(788,070)	2,688,049	4,162,160
Net increase (decrease) in net assets	(2,027,052)	(8,071,845)	2,188,244	(1,863,948)	3,062,350	2,643,206
Net assets at the beginning of year	90,268,606	98,340,451	41,858,427	43,722,375	57,516,298	54,873,092
Net assets at the end of year	$88,241,554	$90,268,606	$44,046,671	$41,858,427	$60,578,648	$57,516,298
Undistributed (Over-distribution of) net investment income at the end of year	$(12,055)	$(93,945)	$(8,137)	$9,054	$18,500	$(92,620)

See accompanying notes to financial statements.

27

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust I (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Arizona Municipal Bond Fund (“Arizona”), Nuveen Colorado Municipal Bond Fund (“Colorado”) and Nuveen New Mexico Municipal Bond Fund (“New Mexico”) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

The Funds seek to provide high levels of tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

The prices of municipal bonds in each Fund’s investment portfolio are provided by a pricing service approved by the Fund’s Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service may establish fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. If the pricing service is unable to supply a price for a municipal bond, each Fund may use a market price or fair market value quote provided by a major broker/dealer in such investments. If it is determined that the market price or fair market value for an investment is unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish a fair value for the investment. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At May 31, 2007, Colorado and New Mexico had outstanding when-issued/delayed delivery purchase commitments of $1,591,875 and $1,039,160, respectively. There were no such outstanding purchase commitments in Arizona.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Flexible Sales Charge Program

Each Fund offers Class A, B, C and R Shares. Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within 18 months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

28

Derivative Financial Instruments

The Funds are authorized to invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such instruments, and may do so in the future, they did not invest in any such instruments during the fiscal year ended May 31, 2007.

Inverse Floating Rate Securities

Each Fund may invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as an “Inverse floating rate investment”. An investment in a self-deposited inverse floater is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards (SFAS) No. 140 “Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities”. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as an “Underlying bond of an inverse floating rate trust”, with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and accounts for the related interest paid to the holders of the short-term floating rate certificates as “Floating rate obligations interest expense and fees” in the Statement of Operations.

During the fiscal year ended May 31, 2007, Arizona invested in externally deposited inverse floaters and/or self-deposited inverse floaters. Colorado and New Mexico did not invest in any such instruments during the fiscal year ended May 31, 2007.

The average floating rate obligations outstanding and average annual interest rate related to self-deposited inverse floaters during the fiscal year ended May 31, 2007, were as follows:

Arizona
Average floating rate obligations	$3,082,192
Average annual interest rate and fees	3.88%

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

29

Notes to Financial Statements (continued)

2. Fund Shares

Transactions in Fund shares were as follows:

	Arizona
	Year Ended 5/31/07		Year Ended 5/31/06
	Shares	Amount	Shares	Amount
Shares sold:
Class A	607,878	$6,514,761	453,148	$4,853,656
Class A – automatic conversion of Class B shares	21,546	230,777	12,247	130,086
Class B	20,688	219,847	16,272	174,250
Class C	186,658	2,000,699	208,418	2,230,776
Class R	88,535	945,537	38,276	409,974
Shares issued to shareholders due to reinvestment of distributions:
Class A	107,880	1,157,580	106,512	1,143,462
Class B	3,495	37,515	3,637	39,019
Class C	11,350	121,630	10,448	111,950
Class R	42,842	459,514	39,639	425,156
	1,090,872	11,687,860	888,597	9,518,329
Shares redeemed:
Class A	(904,109)	(9,676,443)	(1,071,512)	(11,459,943)
Class B	(79,315)	(848,201)	(69,260)	(738,528)
Class B – automatic conversion to Class A shares	(21,566)	(230,777)	(12,258)	(130,086)
Class C	(192,833)	(2,056,771)	(152,897)	(1,628,121)
Class R	(98,014)	(1,048,736)	(115,490)	(1,233,388)
	(1,295,837)	(13,860,928)	(1,421,417)	(15,190,066)
Net increase (decrease)	(204,965)	$(2,173,068)	(532,820)	$(5,671,737)

	Colorado
	Year Ended 5/31/07		Year Ended 5/31/06
	Shares	Amount	Shares	Amount
Shares sold:
Class A	293,667	$3,060,274	296,633	$3,083,806
Class A – automatic conversion of Class B shares	42,101	436,434	16,604	174,295
Class B	12,434	129,208	11,757	122,671
Class C	243,032	2,521,461	106,571	1,113,722
Class R	125,100	1,296,603	38,269	396,830
Shares issued to shareholders due to reinvestment of distributions:
Class A	56,912	592,580	57,468	599,435
Class B	3,446	35,867	5,001	52,223
Class C	10,479	108,903	8,602	89,531
Class R	4,604	47,908	3,058	31,869
	791,775	8,229,238	543,963	5,664,382
Shares redeemed:
Class A	(333,876)	(3,474,494)	(374,404)	(3,890,075)
Class B	(108,742)	(1,133,837)	(110,000)	(1,146,668)
Class B – automatic conversion to Class A shares	(42,108)	(436,434)	(16,612)	(174,295)
Class C	(74,995)	(777,584)	(92,479)	(961,212)
Class R	(30,019)	(311,057)	(26,824)	(280,202)
	(589,740)	(6,133,406)	(620,319)	(6,452,452)
Net increase (decrease)	202,035	$2,095,832	(76,356)	$(788,070)

30

	New Mexico
	Year Ended 5/31/07		Year Ended 5/31/06
	Shares	Amount	Shares	Amount
Shares sold:
Class A	587,045	$6,117,620	633,192	$6,607,338
Class A – automatic conversion of Class B shares	29,938	314,127	41,825	432,747
Class B	14,862	155,292	13,411	139,768
Class C	91,663	958,606	158,727	1,659,180
Class R	24,102	254,271	10,981	114,915
Shares issued to shareholders due to reinvestment of distributions:
Class A	96,517	1,006,188	89,397	933,005
Class B	6,341	66,076	9,262	96,728
Class C	10,627	110,778	14,041	146,840
Class R	2,833	29,676	2,980	31,253
	863,928	9,012,634	973,816	10,161,774
Shares redeemed:
Class A	(451,957)	(4,702,946)	(417,783)	(4,361,020)
Class B	(52,223)	(542,777)	(71,598)	(742,381)
Class B – automatic conversion to Class A shares	(29,938)	(314,127)	(41,825)	(432,747)
Class C	(73,245)	(761,072)	(44,594)	(463,352)
Class R	(356)	(3,663)	(11)	(114)
	(607,719)	(6,324,585)	(575,811)	(5,999,614)
Net increase (decrease)	256,209	$2,688,049	398,005	$4,162,160

3. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments) during the fiscal year ended May 31, 2007, were as follows:

	Arizona	Colorado	New Mexico
Purchases	$20,228,553	$8,571,767	$10,310,974
Sales and maturities	16,946,460	7,331,707	5,335,206

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No. 140. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At May 31, 2007, the cost of investments was as follows:

	Arizona	Colorado	New Mexico
Cost of investments	$84,793,679	$42,744,701	$58,313,251

Gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 2007, were as follows:

	Arizona	Colorado	New Mexico
Gross unrealized:
Appreciation	$3,003,217	$1,743,430	$2,451,033
Depreciation	(1,029,293)	(59,064)	(78,182)
Net unrealized appreciation (depreciation) of investments	$1,973,924	$1,684,366	$2,372,851

31

Notes to Financial Statements (continued)

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at May 31, 2007, the Funds’ tax year end, were as follows:

	Arizona	Colorado	New Mexico
Undistributed net tax-exempt income*	$267,188	$135,792	$197,002
Undistributed net ordinary income**	—	—	—
Undistributed net long-term capital gains	67,374	—	—
*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 9, 2007, paid on June 1, 2007.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the tax years ended May 31, 2007 and May 31, 2006, was designated for purposes of the dividends paid deduction as follows:

2007	Arizona	Colorado	New Mexico
Distributions from net tax-exempt income***	$3,381,790	$1,689,810	$2,121,144
Distributions from net ordinary income**	6,343	—	—
Distributions from net long-term capital gains****	410,326	—	—

2006	Arizona	Colorado	New Mexico
Distributions from net tax-exempt income	$3,762,891	$1,674,626	$2,167,951
Distributions from net ordinary income**	—	—	—
Distributions from net long-term capital gains	125,274	—	—
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***	The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2007, as Exempt Interest Dividends.
****	The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2007, as long-term capital gain dividends pursuant to Internal Revenue Code Section 852(b)(3).

At May 31, 2007, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Colorado	New Mexico
Expiration Year
2008	$—	$95,299
2009	18,771	338,997
2010	97,920	—
2011	220,293	309,022
2012	204,953	161,534
Total	$541,937	$904,852

New Mexico elected to defer net realized losses from investments incurred from November 1, 2006 through May 31, 2007 (“post-October losses”) in accordance with Federal income tax regulations. Post-October losses of $4,505 were treated as having arisen on the first day of the following taxable year.

5. Management Fee and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.3500%
For the next $125 million	.3375
For the next $250 million	.3250
For the next $500 million	.3125
For the next $1 billion	.3000
For the next $3 billion	.2750
For net assets over $5 billion	.2500

32

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of May 31, 2007, the complex-level fee rate was .1824%.

Complex-Level Assets(1)	Complex-Level Fee Rate
For the first $55 billion	.2000%
For the next $1 billion	.1800
For the next $1 billion	.1600
For the next $3 billion	.1425
For the next $3 billion	.1325
For the next $3 billion	.1250
For the next $5 billion	.1200
For the next $5 billion	.1175
For the next $15 billion	.1150
For managed assets over $91 billion(2)	.1400

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets (“Managed Assets” means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.
(2)	With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

The Adviser may voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

During the fiscal year ended May 31, 2007, Nuveen Investments, LLC (the “Distributor”), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

	Arizona	Colorado	New Mexico
Sales charges collected (unaudited)	$79,154	$35,297	$136,953
Paid to authorized dealers (unaudited)	71,503	29,735	115,917

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 2007, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

	Arizona	Colorado	New Mexico
Commission advances (unaudited)	$36,685	$21,348	$25,774

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 2007, the Distributor retained such 12b-1 fees as follows:

	Arizona	Colorado	New Mexico
12b-1 fees retained (unaudited)	$36,463	$38,404	$37,621

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

33

Notes to Financial Statements (continued)

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 2007, as follows:

	Arizona	Colorado	New Mexico
CDSC retained (unaudited)	$9,299	$9,113	$8,161

6. New Accounting Pronouncements

Financial Accounting Standards Board Interpretation No. 48

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows funds to delay implementing FIN 48 into NAV calculations until the fund’s last NAV calculation in the first required financial statement reporting period. As a result, the Funds must begin to incorporate FIN 48 into their NAV calculations by November 30, 2007. At this time, management is continuing to evaluate the implications of FIN 48 and does not expect the adoption of FIN 48 will have a significant impact on the net assets or results of operations of the Funds.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of May 31, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

7. Subsequent Events

Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on July 2, 2007, to shareholders of record on June 8, 2007, as follows:

	Arizona	Colorado	New Mexico
Dividend per share:
Class A	$.0345	$.0350	$.0325
Class B	.0275	.0285	.0260
Class C	.0295	.0305	.0275
Class R	.0360	.0370	.0340

Agreement and Plan of Merger

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger (“Merger Agreement”) with an investor group majority-led by Madison Dearborn Partners, LLC. Madison Dearborn Partners, LLC is a private equity investment firm based in Chicago, Illinois. The investor group includes affiliates of Merrill Lynch, Wachovia, Citigroup, Deutsche Bank and Morgan Stanley. It is anticipated that Merrill Lynch and its affiliates will be indirect “affiliated persons” (as that term is defined in the Investment Company Act of 1940) of the Funds. Under the terms of the merger, each outstanding share of Nuveen Investments’ common stock (other than dissenting shares) will be converted into the right to receive a specified amount of cash, without interest. The merger is expected to be completed by the end of the year, subject to customary conditions, including obtaining the approval of Nuveen Investments shareholders, obtaining necessary fund and client consents sufficient to satisfy the terms of the Merger Agreement, and expiration of certain regulatory waiting periods. The obligations of Madison Dearborn Partners, LLC to consummate the merger are not conditioned on its obtaining financing. The Merger Agreement includes a “go shop” provision through July 19, 2007, during which Nuveen Investments may actively solicit and negotiate competing takeover proposals.

The consummation of the merger will be deemed to be an “assignment” (as defined in the 1940 Act) of the investment management agreement between each Fund and the Adviser, and will result in the automatic termination of each Fund’s agreement. Prior to the consummation of the merger, it is anticipated that the Board of Trustees of each Fund will consider a new investment management agreement with the Adviser. If approved by the Board, the new agreement would be presented to the Fund’s shareholders for approval, and, if so approved by shareholders, would take effect upon consummation of the merger. There can be no assurance that the merger described above will be consummated as contemplated or that necessary shareholder approvals will be obtained.

34

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
ARIZONA											Ratios to Average Net Assets Before Credit/ Reimbursement		Ratios to Average Net Assets After Reimbursement(c)		Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses(e)	Net Invest- ment Income	Expenses(e)	Net Invest- ment Income	Expenses(e)	Net Invest- ment Income	Portfolio Turnover Rate
Class A (10/86)
2007	$10.60	$.42	$.05	$.47	$(.41)	$(.05)	$(.46)	$10.61	4.51%	$60,748	1.01%	3.94%	1.01%	3.94%	.99%	3.96%	19%
2006	10.87	.43	(.27)	.16	(.42)	(.01)	(.43)	10.60	1.58	62,420.90		3.98	.90	3.98	.88	4.01	21
2005	10.73	.46	.30	.76	(.46)	(.16)	(.62)	10.87	7.28	69,432.90		4.20	.90	4.20	.89	4.22	26
2004	11.35	.48	(.61)	(.13)	(.49)	—	(.49)	10.73	(1.19)	69,355.94		4.34	.94	4.34	.93	4.35	10
2003	10.91	.51	.47	.98	(.52)	(.02)	(.54)	11.35	9.23	75,255.92		4.56	.92	4.56	.91	4.57	14
Class B (2/97)
2007	10.59	.34	.06	.40	(.33)	(.05)	(.38)	10.61	3.80	3,216	1.77	3.19	1.77	3.19	1.75	3.21	19
2006	10.85	.35	(.26)	.09	(.34)	(.01)	(.35)	10.59	.88	4,021	1.65	3.23	1.65	3.23	1.63	3.25	21
2005	10.72	.38	.29	.67	(.38)	(.16)	(.54)	10.85	6.37	4,791	1.65	3.46	1.65	3.46	1.64	3.47	26
2004	11.33	.40	(.61)	(.21)	(.40)	—	(.40)	10.72	(1.85)	6,162	1.69	3.59	1.69	3.59	1.68	3.60	10
2003	10.89	.42	.48	.90	(.44)	(.02)	(.46)	11.33	8.43	6,745	1.67	3.81	1.67	3.81	1.66	3.82	14
Class C (2/94)
2007	10.58	.36	.06	.42	(.35)	(.05)	(.40)	10.60	4.04	9,020	1.56	3.40	1.56	3.40	1.54	3.42	19
2006	10.85	.37	(.27)	.10	(.36)	(.01)	(.37)	10.58	1.01	8,951	1.45	3.44	1.45	3.44	1.43	3.46	21
2005	10.71	.40	.30	.70	(.40)	(.16)	(.56)	10.85	6.71	8,462	1.45	3.65	1.45	3.65	1.44	3.66	26
2004	11.33	.42	(.61)	(.19)	(.43)	—	(.43)	10.71	(1.73)	7,481	1.49	3.80	1.49	3.80	1.48	3.80	10
2003	10.90	.45	.46	.91	(.46)	(.02)	(.48)	11.33	8.56	9,289	1.47	4.01	1.47	4.01	1.46	4.02	14
Class R (2/97)
2007	10.59	.45	.05	.50	(.43)	(.05)	(.48)	10.61	4.79	15,258.81		4.14	.81	4.14	.79	4.16	19
2006	10.86	.45	(.27)	.18	(.44)	(.01)	(.45)	10.59	1.75	14,876.70		4.19	.70	4.19	.68	4.21	21
2005	10.72	.48	.30	.78	(.48)	(.16)	(.64)	10.86	7.47	15,656.70		4.41	.70	4.41	.69	4.42	26
2004	11.33	.50	(.60)	(.10)	(.51)	—	(.51)	10.72	(.93)	16,198.74		4.55	.74	4.55	.73	4.55	10
2003	10.90	.53	.47	1.00	(.55)	(.02)	(.57)	11.33	9.38	19,351.72		4.76	.72	4.76	.71	4.77	14

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios for the year ended May 31, 2007, in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities. The amount of this deemed interest expense for such period expressed as a percentage of average net assets was 0.13% for each share class.

See accompanying notes to financial statements.

35

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
COLORADO											Ratios to Average Net Assets Before Credit/ Reimbursement		Ratios to Average Net Assets After Reimbursement(c)		Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses	Net Invest- ment Income	Expenses	Net Invest- ment Income	Expenses	Net Invest- ment Income	Portfolio Turnover Rate
Class A (5/87)
2007	$10.30	$.42	$.02	$.44	$(.42)	$—	$(.42)	$10.32	4.31%	$32,203.90%		3.99%	.90%	3.99%	.88%	4.02%	17%
2006	10.56	.42	(.26)	.16	(.42)	—	(.42)	10.30	1.55	31,512.94		4.03	.94	4.03	.92	4.05	28
2005	10.03	.43	.51	.94	(.41)	—	(.41)	10.56	9.50	32,345.93		4.10	.93	4.10	.91	4.12	29
2004	10.52	.45	(.49)	(.04)	(.45)	—	(.45)	10.03	(.34)	30,658.95		4.34	.95	4.34	.94	4.35	49
2003	10.15	.48	.38	.86	(.49)	—	(.49)	10.52	8.70	32,732.95		4.66	.95	4.66	.93	4.68	12
Class B (2/97)
2007	10.30	.34	.02	.36	(.34)	—	(.34)	10.32	3.53	2,843	1.66	3.25	1.66	3.25	1.63	3.27	17
2006	10.56	.34	(.26)	.08	(.34)	—	(.34)	10.30	.79	4,225	1.69	3.28	1.69	3.28	1.67	3.30	28
2005	10.04	.35	.50	.85	(.33)	—	(.33)	10.56	8.61	5,491	1.68	3.35	1.68	3.35	1.66	3.37	29
2004	10.53	.37	(.48)	(.11)	(.38)	—	(.38)	10.04	(1.04)	5,867	1.70	3.59	1.70	3.59	1.69	3.60	49
2003	10.16	.40	.39	.79	(.42)	—	(.42)	10.53	7.93	6,310	1.70	3.92	1.70	3.92	1.68	3.93	12
Class C (2/97)
2007	10.28	.36	.03	.39	(.37)	—	(.37)	10.30	3.78	7,034	1.45	3.44	1.45	3.44	1.43	3.46	17
2006	10.54	.36	(.25)	.11	(.37)	—	(.37)	10.28	1.03	5,184	1.49	3.48	1.49	3.48	1.47	3.50	28
2005	10.02	.37	.51	.88	(.36)	—	(.36)	10.54	8.85	5,077	1.48	3.55	1.48	3.55	1.46	3.57	29
2004	10.51	.39	(.48)	(.09)	(.40)	—	(.40)	10.02	(.87)	5,234	1.50	3.80	1.50	3.80	1.49	3.81	49
2003	10.14	.42	.39	.81	(.44)	—	(.44)	10.51	8.14	6,801	1.49	4.11	1.49	4.11	1.48	4.12	12
Class R (2/97)
2007	10.29	.44	.02	.46	(.44)	—	(.44)	10.31	4.56	1,967.70		4.19	.70	4.19	.67	4.21	17
2006	10.55	.44	(.26)	.18	(.44)	—	(.44)	10.29	1.78	938.74		4.24	.74	4.24	.72	4.26	28
2005	10.03	.45	.50	.95	(.43)	—	(.43)	10.55	9.65	809.73		4.30	.73	4.30	.71	4.31	29
2004	10.52	.47	(.48)	(.01)	(.48)	—	(.48)	10.03	(.11)	647.75		4.54	.75	4.54	.74	4.56	49
2003	10.16	.50	.38	.88	(.52)	—	(.52)	10.52	8.84	799.75		4.87	.75	4.87	.74	4.88	12

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.

See accompanying notes to financial statements.

36

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
NEW MEXICO											Ratios to Average Net Assets Before Credit/ Reimbursement		Ratios to Average Net Assets After Reimbursement(c)		Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses	Net Invest- ment Income	Expenses	Net Invest- ment Income	Expenses	Net Invest- ment Income	Portfolio Turnover Rate
Class A (9/92)
2007	$10.29	$.41	$.05	$.46	$(.39)	$—	$(.39)	$10.36	4.51%	$48,069.89%		3.90%	.89%	3.90%	.87%	3.93%	9%
2006	10.57	.41	(.28)	.13	(.41)	—	(.41)	10.29	1.29	45,044.91		3.86	.91	3.86	.88	3.89	13
2005	10.07	.43	.50	.93	(.43)	—	(.43)	10.57	9.41	42,608.92		4.14	.92	4.14	.91	4.15	12
2004	10.66	.45	(.58)	(.13)	(.46)	—	(.46)	10.07	(1.28)	41,789.93		4.36	.93	4.36	.92	4.36	20
2003	10.27	.47	.40	.87	(.48)	—	(.48)	10.66	8.65	47,478.93		4.48	.93	4.48	.92	4.49	8
Class B (2/97)
2007	10.29	.33	.05	.38	(.31)	—	(.31)	10.36	3.73	3,336	1.65	3.15	1.65	3.15	1.62	3.18	9
2006	10.57	.33	(.27)	.06	(.34)	—	(.34)	10.29	.54	3,940	1.66	3.10	1.66	3.10	1.63	3.14	13
2005	10.07	.35	.50	.85	(.35)	—	(.35)	10.57	8.59	5,007	1.67	3.39	1.67	3.39	1.66	3.40	12
2004	10.66	.37	(.58)	(.21)	(.38)	—	(.38)	10.07	(2.02)	5,137	1.68	3.61	1.68	3.61	1.67	3.61	20
2003	10.27	.39	.40	.79	(.40)	—	(.40)	10.66	7.84	5,919	1.68	3.73	1.68	3.73	1.66	3.74	8
Class C (2/97)
2007	10.30	.35	.06	.41	(.33)	—	(.33)	10.38	4.01	7,873	1.44	3.35	1.44	3.35	1.42	3.38	9
2006	10.58	.35	(.28)	.07	(.35)	—	(.35)	10.30	.71	7,517	1.46	3.31	1.46	3.31	1.42	3.34	13
2005	10.07	.37	.51	.88	(.37)	—	(.37)	10.58	8.88	6,364	1.47	3.58	1.47	3.58	1.46	3.60	12
2004	10.67	.40	(.60)	(.20)	(.40)	—	(.40)	10.07	(1.94)	5,243	1.48	3.81	1.48	3.81	1.47	3.82	20
2003	10.27	.41	.41	.82	(.42)	—	(.42)	10.67	8.13	4,615	1.47	3.93	1.47	3.93	1.46	3.95	8
Class R (2/97)
2007	10.33	.43	.06	.49	(.41)	—	(.41)	10.41	4.77	1,300.69		4.10	.69	4.10	.67	4.13	9
2006	10.61	.43	(.28)	.15	(.43)	—	(.43)	10.33	1.46	1,015.71		4.06	.71	4.06	.67	4.09	13
2005	10.11	.45	.50	.95	(.45)	—	(.45)	10.61	9.56	895.72		4.34	.72	4.34	.71	4.35	12
2004	10.70	.47	(.59)	(.12)	(.47)	—	(.47)	10.11	(1.10)	836.73		4.56	.73	4.56	.72	4.57	20
2003	10.30	.49	.41	.90	(.50)	—	(.50)	10.70	8.91	726.73		4.68	.73	4.68	.71	4.69	8

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.

See accompanying notes to financial statements.

37

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Multistate Trust I:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Arizona Municipal Bond Fund, Nuveen Colorado Municipal Bond Fund and Nuveen New Mexico Municipal Bond Fund (each a series of the Nuveen Multistate Trust I, hereafter referred to as the “Funds”) at May 31,2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

July 20, 2007

38

Annual Investment Management Agreement Approval Process

The Board of Trustees is responsible for overseeing the performance of the investment adviser to the Funds and determining whether to continue the advisory arrangements. At a meeting held on May 21-23, 2007 (the “May Meeting”), the Board of Trustees of the Funds, including the independent Trustees, unanimously approved the continuance of the Investment Management Agreement between each Fund and NAM (the “Fund Adviser”).

The Approval Process

During the course of the year, the Board received a wide variety of materials relating to the services provided by the Fund Adviser and the performance of the Funds. At each of its quarterly meetings, the Board reviews investment performance and various matters relating to the respective Fund’s operations, including the Fund’s compliance program, shareholder services, valuation, custody, distribution and other information relating to the nature, extent and quality of services provided by the Fund Adviser. Between the regularly scheduled quarterly meetings, the Trustees received information on particular matters as the need arose. In considering whether to renew the respective advisory contract with the Fund Adviser at the May Meeting, the independent Trustees also received extensive materials well in advance of their meeting which outlined, among other things:

•	the nature, extent and quality of services provided by the Fund Adviser;

•	the organization and business operations of the Fund Adviser, including the responsibilities of various departments and key personnel;

•

the Fund’s past performance as well as the Fund’s performance compared to funds with similar investment objectives based on data and information provided by an independent third party and to recognized and/or customized benchmarks (as appropriate);

•	the profitability of the Fund Adviser and certain industry profitability analyses for unaffiliated advisers;

•	the expenses of the Fund Adviser in providing the various services;

•

the advisory fees and total expense ratios of the Fund, including comparisons of such fees and expenses with those of comparable, unaffiliated funds based on information and data provided by an independent third party (the “Peer Universe”) as well as compared to a subset of funds within the Peer Universe (the “Peer Group”) of the respective Fund (as applicable);

•	the advisory fees the Fund Adviser assesses to other types of investment products or clients;

•	the soft dollar practices of the Fund Adviser, if any; and

•	from independent legal counsel, a legal memorandum describing among other things, applicable laws, regulations and duties in reviewing and approving advisory contracts.

At the May Meeting, NAM made a presentation to and responded to questions from the Board.

Prior to and after the presentations and reviewing the written materials, the independent Trustees met privately with their legal counsel to review the Board’s duties in reviewing advisory contracts and consider the renewal of the advisory contracts. The independent Trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. As outlined in more detail below, the Trustees considered all factors they believed relevant with respect to each Fund, including, but not limited to, the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) the investment performance of the Fund and the Fund Adviser; (c) the costs of the services to be provided and profits to be realized by the Fund Adviser and its affiliates; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors. In addition, as noted, the Trustees met regularly throughout the year to oversee the Funds. In evaluating the advisory contracts, the Trustees also relied upon their knowledge resulting from their meetings and other interactions throughout the year of the Fund Adviser, its services and the Funds. It is with this background that the Trustees considered each advisory contract.

A. Nature, Extent and Quality of Services

In reviewing the Fund Adviser, the Trustees considered the nature, extent and quality of the Fund Adviser’s services. The Trustees reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen has taken for the applicable fund product line. As noted, the Trustees are already familiar with the organization, operations and personnel of the Fund Adviser due to the Trustees’ experience in governing the respective Fund and working with NAM on matters relating to the Funds. With respect to personnel, the Trustees also recognized NAM’s investment in additional qualified personnel throughout the various groups in the organization and recommended to NAM that it continue to review staffing needs as necessary. In addition, with respect to the municipal funds advised by NAM, the Trustees reviewed materials describing the current status and, in particular, the developments in 2006 with respect to NAM’s investment process, investment strategies (including additional tools used in executing such strategies), personnel (including portfolio management and research teams), trading process, hedging team, risk management team (e.g., reviewing credit quality, duration limits, derivative use, as applicable), and investment operations (such as, enhancements to trading procedures, pricing procedures, and client services). The Trustees recognized NAM’s investment of resources and efforts to continue to enhance and refine its investment process.

39

Annual Investment Management Agreement Approval Process (continued)

In addition to advisory services, the independent Trustees considered the quality of any administrative or non-advisory services provided. With respect to NAM, NAM provides the Funds with a wide variety of services and officers and other personnel as are necessary for the operations of the respective Fund, including,

•	product management;

•	fund administration;

•	oversight of shareholder services and other fund service providers;

•	administration of Board relations;

•	regulatory and portfolio compliance; and

•	legal support services.

As the Funds operate in a highly regulated industry and given the importance of compliance, the Trustees considered, in particular, NAM’s compliance activities for the Funds and enhancements thereto. In this regard, the Trustees recognized the quality of NAM’s compliance team. The Trustees further noted NAM’s negotiations with other service providers and the corresponding reduction in certain service providers’ fees.

Based on their review, the Trustees found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the applicable Investment Management Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Adviser

The Board considered the investment performance for each Fund, including the Fund’s historic performance as well as its performance compared to funds with similar investment objectives (the “Performance Peer Group”) based on data provided by an independent third party (as described below). With respect to municipal funds, the Trustees reviewed portfolio level performance against customized benchmarks, as described in further detail below.

In evaluating the performance information, in certain instances, the Trustees noted that the closest Performance Peer Group for a Fund may not adequately reflect such Fund’s investment objectives and strategies, thereby limiting the usefulness of the comparisons of such Fund’s performance with that of the Performance Peer Group. These Performance Peer Groups include those for: the Nuveen National Intermediate Duration Bond Fund (although this fund is reclassified in a more appropriate peer group for 2007).

In addition to the foregoing, with respect to state specific municipal funds, the Trustees also recognized that certain state municipal funds do not have a corresponding state specific Performance Peer Group in which case their performance is measured against a more general municipal category for various states. The open-end state municipal funds that utilize the more general category are the Nuveen New Mexico Municipal Bond Fund and the Nuveen Wisconsin Municipal Bond Fund.

With respect to municipal funds, the Trustees reviewed performance information including, among other things, total return information compared with the Fund’s Performance Peer Group for the one-, three- and five-year periods (as applicable) ending December 31, 2006. The Trustees also reviewed the Fund’s portfolio level performance (which does not reflect fund level fees and expenses) compared to customized portfolio-level benchmarks for the one- and three-year periods ending December 31, 2006 (as applicable). This analysis is designed to assess the efficacy of investment decisions against appropriate measures of risk and total return, within specific market segments. This information supplements the Fund performance information provided to the Board at each of its quarterly meetings. Based on their review, the Trustees determined that the respective Fund’s absolute and relative investment performance over time had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In evaluating the management fees and expenses of a Fund, the Board reviewed, among other things, the Fund’s advisory fees (net and gross management fees) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as comparisons to the gross management fees (before waivers), net management fees (after waivers) and total expense ratios (before and after waivers) of comparable funds in the Peer Universe and the Peer Group. In reviewing the fee schedule for a Fund, the Trustees considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. The Trustees further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In certain cases, due to the small number of peers in the Peer Universe, the Peer Universe and Peer Group may be the same. In reviewing the comparison of fee and expense information, the Trustees recognized that in certain cases, the Fund size relative to peers, the small size and odd composition of the Peer Group (including differences in objectives and strategies), expense anomalies, timing of information used or other factors impact the comparisons thereby limiting some of their usefulness. Based on their review of the fee and expense information provided, the Trustees determined that each Fund’s net total expense ratio was within an acceptable range compared to peers.

40

2. Comparisons with the Fees of Other Clients

The Trustees further reviewed data comparing the advisory fees of NAM with fees NAM charges to other clients. With respect to municipal funds, such other clients include municipal managed accounts. In general, the advisory fees charged for separate accounts are somewhat lower than the advisory fees assessed to the Funds. The Trustees considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Trustees noted, in particular, that the range of services provided to the Funds (as discussed above) is more extensive than that provided to separately managed accounts. As described in further detail above, such additional services include, but are not limited to, providing: product management, fund administration, oversight of third party service providers, administration of Board relations, and legal support. Funds further operate in a highly regulated industry requiring extensive compliance functions compared to the other investment products. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Trustees believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Trustees also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Trustees reviewed the revenues and expenses of Nuveen’s advisory activities for the last three years, the allocation methodology used in preparing the profitability data as well as the 2006 Annual Report for Nuveen. The Trustees noted this information supplements the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Trustees noted the enhanced dialogue and information regarding profitability with NAM during the year, including more frequent meetings and updates from Nuveen’s corporate finance group. The Trustees also reviewed data comparing Nuveen’s profitability with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

In reviewing profitability, the Trustees have recognized the subjective nature in determining profitability which may be affected by numerous factors, including, the allocation of expenses. Further, the Trustees have recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Trustees reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. Last year, the Trustees also designated an independent Trustee as a point person for the Board to review the methodology determinations during the year and any refinements thereto and report back to them. The Trustees also reviewed the comparisons of Nuveen’s profitability margins (including pre- and post-marketing profit margins) with the profitability of various unaffiliated management firms. In reviewing profitability, the Trustees recognized Nuveen’s increased investment into its fund business. Based on its review, the Trustees concluded that they were satisfied that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Trustees also considered any other revenues paid to the Fund Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates are expected to receive that are directly attributable to their management of the Funds, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the applicable Fund, the Trustees determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect these Economies of Scale

With respect to economies of scale, the Trustees recognized the potential benefits resulting from the costs of a Fund being spread over a larger asset base. To help ensure the shareholders share in these benefits, the Trustees have reviewed and considered the breakpoints in the advisory fee schedules that reduce advisory fees. In addition to advisory fee breakpoints, the Board also approved in 2004 a complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Trustees noted that the last breakpoint for the complex-wide fee schedule is at the $91 billion level and anticipate further review and/or negotiations prior to the assets of the Nuveen complex reaching such threshold. Based on their review, the Trustees concluded that the breakpoint schedule and complex-wide fee arrangement currently was acceptable and desirable in providing benefits from economies of scale to shareholders subject to further evaluation of the complex-wide fee schedule as assets in the complex increase.

E. Indirect Benefits

In evaluating fees, the Trustees also considered any indirect benefits or profits the Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, with respect to open-end funds, the Trustees considered, among other things, any sales charges and distribution fees received and retained by the Funds’ principal underwriter, Nuveen Investments, LLC, an affiliate of NAM. The Trustees also recognized that an affiliate of NAM provides distribution and shareholder services to the Funds and their shareholders for which it may be compensated pursuant to a 12b-1 plan. The Trustees, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

41

Annual Investment Management Agreement Approval Process (continued)

In addition to the above, the Trustees considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. With respect to NAM, the Trustees noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions.

F. Other Considerations

The Trustees did not identify any single factor discussed previously as all-important or controlling. The Trustees, including the independent Trustees, unanimously concluded that the terms of the NAM Investment Management Agreements are fair and reasonable, that the Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the renewal of the NAM Investment Management Agreements should be approved.

42

Notes

43

Notes

44

Trustees and Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at nine. None of the trustees who are not “interested” persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Trustee who is an interested person of the Funds:

Timothy R. Schwertfeger (1) 3/28/49 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1994	Director (since 1996) formerly, Chairman (1996-June 30, 2007) of Nuveen Investments, Inc., Nuveen Investments, LLC; Chairman and Director (since 1997) of Nuveen Asset Management; Chairman and Director of Rittenhouse Asset Management, Inc. (since 1999); Chairman of Nuveen Investments Advisers Inc. (since 2002); formerly, Chairman and Director (1996-2004) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); formerly, Director (1996-2006) of Institutional Capital Corporation.	176

Trustees who are not interested persons of the Funds:

Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Lead Independent Trustee	1997	Private Investor and Management Consultant.	176

Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of lowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	176

William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since July 2006); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director (since 1997), Credit Research Center at Georgetown University; Director (since 2004) of Xerox Corporation; Director, SS&C Technologies, Inc. (May 2005-October 2005).	176

David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; Retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors, Milwaukee Repertory Theater.	174

45

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; formerly, Vice President, Miller-Valentine Realty; Board Member, Chair of the Finance Committee and member of the Audit Committee of Premier Health Partners, the not-for-profit company of Miami Valley Hospital; Vice President, Dayton Philharmonic Orchestra Association; Board Member, Regional Leaders Forum, which promotes cooperation on economic development issues; Director, Dayton Development Coalition; formerly, Member, Community Advisory Board, National City Bank, Dayton, Ohio and Business Advisory Council, Cleveland Federal Reserve Bank.	176

Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	176

Carole E. Stone 6/28/47 333 West Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Chair New York Racing Association Oversight Board (since 2005); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly Director, New York State Division of the Budget (2000-2004), Chair, Public Authorities Control Board (2000-2004) and Director, Local Government Assistance Corporation (2000-2004).	176

Eugene S. Sunshine 1/22/50 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Senior Vice President for Business and Finance, Northwestern University (since 1997); Director (since 2003), Chicago Board Options Exchange; Chairman (since 1997), Board of Directors, Rubicon, a pure captive insurance company owned by Northwestern University; Director (since 1997), Evanston Chamber of Commerce and Evanston Inventure, a business development organization; Director (since 2006), Pathways, a provider of therapy and related information for physically disabled infants and young children; formerly, Director (2003-2006), National Mentor Holdings, a privately-held, national provider of home and community-based services.	176
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President and Assistant General Counsel, of Nuveen Investments, LLC; Managing Director (since 2002) and Assistant Secretary and Associate General Counsel, formerly, Vice President (since 1997), of Nuveen Asset Management; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002); Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management, Inc., Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC and Santa Barbara Asset Management, LLC (since 2006); formerly, Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary, formerly, Vice President of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Chartered Financial Analyst.	176

46

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Julia L. Antonatos 9/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2004	Managing Director (since 2005), formerly, Vice President (since 2002) of Nuveen Investments, LLC; Chartered Financial Analyst.	176

Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC.	176

Alan A. Brown 8/1/62 333 West Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	57

Peter H. D’Arrigo 11/28/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	1999	Vice President and Treasurer of Nuveen Investments, LLC and of Nuveen Investments, Inc. (since 1999); Vice President and Treasurer of Nuveen Asset Management (since 2002) and of Nuveen Investments Advisers Inc. (since 2002); Assistant Treasurer of NWQ Investment Management Company, LLC. (since 2002); Vice President and Treasurer of Nuveen Rittenhouse Asset Management, Inc. (since 2003); Treasurer of Symphony Asset Management LLC (since 2003) and Santa Barbara Asset Management, LLC (since 2006); Assistant Treasurer, Tradewinds Global Investors, LLC (since 2006); formerly, Vice President and Treasurer (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Chartered Financial Analyst.	176

Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004), formerly, Vice President of Nuveen Investments, LLC, Managing Director (2004) formerly, Vice President (1998-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Managing Director (since 2005) of Nuveen Asset Management.	176

William M. Fitzgerald 3/2/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	1995	Managing Director (since 2002), formerly, Vice President of Nuveen Investments, LLC; Managing Director (1997-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Managing Director (since 2001) of Nuveen Asset Management ; Vice President (since 2002) of Nuveen Investments Advisers Inc.; Chartered Financial Analyst.	176

Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; formerly, Vice President and Funds Controller (1998-2004) of Nuveen Investments, Inc.; Certified Public Accountant.	176

Walter M. Kelly 2/24/70 333 West Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Assistant Vice President and Assistant Secretary of the Nuveen Funds (2003-2006); Assistant Vice President and Assistant General Counsel (since 2003) of Nuveen Investments, LLC; previously, Associate (2001-2003) at the law firm of Vedder, Price, Kaufman & Kammholz.	176

47

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Vice President (since 2000) of Nuveen Investments, LLC; Certified Public Accountant.	176

Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Vice President of Nuveen Investments, LLC (since 1999).	176

Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President (since 2000), Assistant Secretary and Assistant General Counsel (since 1998) of Rittenhouse Asset Management, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), and Tradewinds Global Investors, LLC and Santa Barbara Asset Management, LLC (since 2006).	176

Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Vice President and Assistant General Counsel, Nuveen Investments, LLC (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	176

John V. Miller 4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Investments, LLC; Chartered Financial Analyst.	176

John S. White 5/12/67 333 West Wacker Drive Chicago, IL 60606	Vice President	2007	Vice President (since 2006) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	57

(1)	Mr. Schwertfeger is an “interested person” of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.
(2)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.
(4)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

48

Fund Information

Fund Manager Nuveen Asset Management 333 West Wacker Drive Chicago, IL 60606	Legal Counsel Chapman and Cutler LLP Chicago, IL Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL Custodian State Street Bank & Trust Company Boston, MA	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of the number of years to maturity of the bonds in a Fund’s portfolio, computed by weighting each bond’s time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio’s residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment’s current annualized dividend divided by its current offering price.

Inverse Floaters: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’

holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC 30-Day Yield: A standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.

Quarterly Portfolio of Investments and Proxy Voting information: Each Fund’s (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2006, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

49

Learn more

about Nuveen Funds at

www.nuveen.com/mf

Nuveen Investments:

SERVING Investors

For GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.

Managing approximately $166 billion in assets as of March 31, 2007, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: NWQ, specializing in value-style equities; Nuveen, managing fixed-income investments; Santa Barbara, committed to growth equities; Tradewinds, specializing in global value equities; Rittenhouse, focused on “blue-chip” growth equities; and Symphony, with expertise in alternative investments as well as equity and income portfolios.

Find out how we can help you reach your financial goals.

To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at (800) 257-8787. Please read the information carefully before you invest.

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MAN-MS2-0507D

NUVEEN INVESTMENTS MUTUAL FUNDS

Annual Report dated May 31, 2007	Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Nuveen Investments

Municipal Bond Funds

Nuveen Florida Preference Municipal Bond Fund

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Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Dear Shareholder,

I am pleased to report that over the 12-month period covered by this report your Fund continued to provide you with attractive tax-free monthly income. More details about the performance and management strategy of your Fund over this period can be found in the Portfolio Manager’s Comments and Fund Spotlight sections of this report.

In addition to being a valuable option for fixed income investing, municipal bonds may help you achieve and benefit from greater portfolio diversification – a potential way to reduce some of the risk that comes with investing. I encourage you to consult your financial advisor who can explain how a well balanced portfolio can lower the overall investment risk over the long term.

There have been some important developments in your Fund since our last shareholder report. On January 1, 2007, Florida repealed its intangibles tax and, as a result, the tax advantage of owning Florida municipal bonds no longer applies to Florida residents. Consequently, effective June 1, 2007, the Fund’s investment universe was expanded to allow up to 50% of its net assets to be invested in out-of-state bonds. At the same time, the name of the Fund changed to the Nuveen Florida Preference Municipal Bond Fund from Nuveen Florida Municipal Bond Fund.

I also wanted to take this opportunity to report some other important news about Nuveen Investments. We have accepted a “growth buyout” offer from a private equity investment firm. While this may affect the corporate structure of Nuveen Investments, it will have no impact on the investment objectives of the Fund, its portfolio management strategies or its dividend policies. We will provide you with additional information about this transaction as more details become available.

As you look through this report, be sure to review the inside front cover. This contains information on how you can receive future Fund reports and other Fund information faster by using e-mails and the internet. You may also help your Fund reduce expenses. Sign up is quick and easy – just follow the step-by-step instructions.

For more than 100 years, Nuveen has specialized in offering quality investments to those seeking to accumulate and preserve wealth. Our highest commitment remains to continually meet the needs of our institutional and individual clients as well as the consultants and financial advisors who serve them. We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Timothy R. Schwertfeger

Chairman of the Board

July 16, 2007

“In addition to being a valuable option for fixed income investing, municipal bonds may help you achieve and benefit from greater portfolio diversification”

Annual Report    Page 1

Portfolio Manager’s Comments

Nuveen Florida Preference Municipal Bond Fund

Portfolio manager Daniel Close examines key investment strategies and the performance of the Nuveen Florida Preference Municipal Bond Fund. Dan, who has 5 years of investment experience, has managed the Fund since March, 2007.

What factors had the greatest influence on the U.S. economy and the national municipal market during the 12-month period ended May 31, 2007?

Higher energy prices and a slumping housing market all contributed to a slowdown in economic growth over much of this reporting period. In the second quarter of 2006, the U.S. gross domestic product (GDP) – a measure of the goods and services produced by the nation – expanded at an annual rate of 2.6 percent, less than half of the previous quarter’s growth. The economy remained sluggish for the rest of the year, with annualized GDP increases of 2.0 percent and 2.5 percent in the third and fourth quarters of 2006, respectively. In the first three months of 2007, the GDP grew at an annualized rate of just 0.6 percent.

The housing market’s troubles largely stemmed from higher short-term interest rates. When this reporting period began on June 1, 2006, the benchmark federal funds rate was 5 percent. By month’s end, the Federal Reserve Board had raised this rate by a quarter-percentage-point. Beginning in August, the Fed opted to leave this short-term rate at 5.25 percent, given what they saw as evidence of a gradual economic slowdown coupled with manageable inflation. It was the first time in two years that the U.S. central bank did not raise rates at a regularly scheduled meeting. The Fed maintained this 5.25 rate at its remaining five meetings during the course of the reporting period.

About a month into this 12-month reporting period, municipal bond yields began to fall, especially on longer-dated securities, as investors anticipated an end to Fed rate hikes – and even the potential for a 2007 rate cut. The yield curve – a graphical representation of bond yields across a range of maturities – flattened during the period, with short-term interest rates rising modestly while the prices of many longer-term issues rose and their yields dropped (bond yields and prices move in opposite directions). Much of this rate decline on the curve’s long end came from strong demand from numerous new market participants, including large institutional and foreign investors.

The continued outperformance of lower-rated securities also drove municipal bond performance. Credit spreads – reflecting the generally higher yields paid to investors for owning riskier bonds –remained extremely tight by historical standards. The tight spreads reflected the market’s continued confidence that the economy could achieve a “soft landing” by slowing down gently but avoiding a recession. A low default rate among issuers and investors’ ongoing search for yield in a historically low interest-rate environment also benefited the high-yield municipal market. On a sector basis, bonds backed by the 1998 master tobacco settlement agreement tended to be particularly solid performers, as were those in the health care and transportation sectors, among others.

Over the 12 months ended May 31, 2007, about $423 billion worth of new municipal debt was issued nationally – a 15 percent increase compared with the prior 12 months. Much of the new supply came from an increase in bond refundings, as issuers sought to refinance their older, higher-interest-rate debt with newer, lower-coupon bonds. Despite the substantial supply, the increase in demand for municipal securities in recent years limited the availability of bonds for purchase by traditional mutual fund investors.

How did the Fund perform during the 12 months ended May 31, 2007?

The nearby table provides total return performance information for the Fund for the one-year, five-year, and ten-year periods ended May 31, 2007.

The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

Annual Report    Page 2

Class A Shares—

Average Annual Total Returns as of 5/31/07

	1-Year	5-Year	10-Year
Nuveen Florida Preference Municipal Bond Fund
A Shares at NAV	4.21%	4.30%	4.56%
A Shares at Offer	-0.15%	3.41%	4.11%
Lipper Florida Municipal Debt Funds Category Average[1]	4.09%	4.40%	4.77%
Lehman Brothers Municipal Bond Index[2]	4.84%	4.94%	5.60%

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 4.2 percent maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see the Fund’s Spotlight Pages later in this report for more complete performance data and expense ratios

The Fund’s performance is compared with the national Lehman Brothers Municipal Bond Index, as well as with the Lipper Florida Municipal Debt Funds Category Average. The factors determining the Fund’s performance are discussed later in the report.

The Nuveen Florida Preference Municipal Bond Fund’s Class A shares at net asset value outperformed its Lipper peer group average during the past 12 months but trailed the national Lehman Brothers Municipal Bond Index. Although we believe that comparing the performance of state Funds with that of a national municipal index may offer some insights into how the Fund performed relative to the general municipal market, we also think that closely comparing the results of a state Fund with a national average provides an incomplete picture, because most of the national index’s results come from out-of-state bonds.

What type of economic and municipal market environment did Florida experience during the period?

During this 12-month period, the state’s economy remained relatively diversified but quite dependent on the tourism industry. Florida’s jobless rate was just 3.4 percent in May 2007, incrementally higher than a year earlier but well below the May 2007 national average of 4.5 percent. Just before the reporting period began, the state adopted a $74 billion budget for the 2007 fiscal year that called for nearly $300 million in tax cuts. As of earlier this year, revenues for fiscal 2007 were running slightly ahead of forecasts. At period end, Florida’s general obligation debt was rated AAA by Standard & Poor’s and Aa1 by Moody’s, with both agencies positively citing the state’s moderate debt levels, sound financial practices, and strong economy. During the past 12 months, more than $30 billion in new Florida municipal debt was issued, a year-over-year increase of 66 percent and well above the national supply increase of 15 percent.

What strategies were used to manage the Fund during the period? How did these strategies influence performance?

We continued to focus on managing the Fund’s duration (price sensitivity in response to interest rate changes) in order to keep within a close range of our target level. As part of this process, we purchased some premium coupon bonds, especially those with 20- to 30-year maturities, which in our view provided the best value opportunities. We also established a forward interest-rate swap during the period, which enabled us to add about a half-year of duration to the portfolio without having to sell existing positions that we found attractive or buy new positions that offered insufficient value. We also sold certain shorter-duration holdings, including a number of advance refunded bonds with limited future appreciation prospects.

1	The Lipper peer group returns represent the average annualized total return of the 32, 30 and 27 funds in the Lipper Florida Municipal Debt Funds Category for the respective one-, five-, and ten-year periods ended May 31, 2007. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.

2	The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

Annual Report    Page 3

Overall, the Fund’s duration positioning was helpful for performance, thanks primarily to our relative underweighting of bonds on the short end of the yield curve and an overweighting to the curve’s modestly outperforming intermediate portion. However, these results were tempered by our relative underweighting in the longest-duration bonds, which were the best overall performers in the municipal market during the past year.

Overall, our allocation to lower-rated bonds –especially those with credit ratings of A and BBB – proved to be a favorable influence on performance over this period, although several A- rated hospital credits did not do as well as we had hoped they would. In general, the health care sector outperformed over the 12-month period; however, performance from this sector deteriorated during the latter part of the period, contributing to a negative influence on the Fund’s performance.

We made a variety of new purchases during the period. We identified some good values among land-secured bonds, buying two non-rated issues that we evaluated to be equivalent to investment-grade in quality. In addition, because the underlying developments were already largely built out, we felt that there was sufficient security backing the deals. Other new purchases included a number of lower-rated hospital bonds, which we believed were offering very good values. A significant amount of supply in this sector led to an increase in the yields on A-rated health care bonds.

As noted in the chairman’s letter, Florida repealed its intangibles tax effective January 1, 2007, and as a result, the tax advantage to owning Florida municipal bonds no longer applies to Florida residents. Consequently, the name of the Nuveen Florida Municipal Bond Fund was changed to the Nuveen Florida Preference Municipal Bond Fund. This change expanded the Fund’s investment universe to allow up to 50% of the net assets to be invested in out-of-state bonds. New non-Florida purchases during the period included bond issues in New Jersey and California backed by the 1998 master tobacco settlement agreement, transportation and health care bond issues in Texas, and a health care bond issue in Alabama.

Dividend Information

The Nuveen Florida Preference Municipal Bond Fund maintained its monthly tax-free dividend during the past year. The Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. The Fund will, over time, pay all its net investment income as dividends to shareholders.

As of May 31, 2007, the Nuveen Florida Preference Municipal Bond Fund had a negative UNII balance for financial statement purposes and a positive UNII balance for tax purposes.

Annual Report    Page 4

Growth of an Assumed $10,000 Investment

Nuveen Florida Preference Municipal Bond Fund

The graph does not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Fund compared with the Lehman Brothers Municipal Bond Index. Returns would be different for the other share classes. The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The index does not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Fund’s returns include reinvestment of all dividends and distributions, and the Fund’s returns at the offer price depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Annual Report    Page 5

Fund Spotlight as of 5/31/07 Nuveen Florida Preference Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$10.08	$10.07	$10.06	$10.07
Latest Monthly Dividend[1]	$0.0350	$0.0285	$0.0305	$0.0365
Latest Ordinary Income Distribution[2]	$0.0005	$0.0005	$0.0005	$0.0005
Inception Date	6/15/90	2/03/97	9/14/95	2/03/97

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Classes B and C) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 5/31/07
A Shares	NAV	Offer
1-Year	4.21%	-0.15%
5-Year	4.30%	3.41%
10-Year	4.56%	4.11%
B Shares	w/o CDSC	w/CDSC
1-Year	3.42%	-0.58%
5-Year	3.51%	3.34%
10-Year	3.91%	3.91%
C Shares	NAV
1-Year	3.67%
5-Year	3.72%
10-Year	3.98%
R Shares	NAV
1-Year	4.40%
5-Year	4.50%
10-Year	4.76%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[3]	4.17%	3.99%
SEC 30-Day Yield[4]	3.51%	3.36%
Taxable-Equivalent Yield[4,5]	4.88%	4.67%
B Shares	NAV
Dividend Yield[3]	3.40%
SEC 30-Day Yield	2.76%
Taxable-Equivalent Yield[5]	3.83%
C Shares	NAV
Dividend Yield[3]	3.64%
SEC 30-Day Yield	2.96%
Taxable-Equivalent Yield[5]	4.11%
R Shares	NAV
Dividend Yield[3]	4.35%
SEC 30-Day Yield	3.71%
Taxable-Equivalent Yield[5]	5.15%

Average Annual Total Returns as of 6/30/07
A Shares	NAV	Offer
1-Year	4.21%	-0.18%
5-Year	3.97%	3.09%
10-Year	4.40%	3.95%
B Shares	w/o CDSC	w/CDSC
1-Year	3.42%	-0.58%
5-Year	3.21%	3.04%
10-Year	3.75%	3.75%
C Shares	NAV
1-Year	3.57%
5-Year	3.39%
10-Year	3.82%
R Shares	NAV
1-Year	4.30%
5-Year	4.17%
10-Year	4.59%

Portfolio Statistics
Net Assets ($000)	$284,589
Average Effective Maturity on Securities (Years)	17.01
Average Duration	5.42

Expense Ratios

Share Class	Gross Expense Ratio	Net Expense Ratio	As of Date
Class A	0.84%	0.83%	5/31/06
Class B	1.59%	1.58%	5/31/06
Class C	1.39%	1.38%	5/31/06
Class R	0.64%	0.63%	5/31/06

The net expense ratio reflects a custody fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, expenses would be higher and total returns would be less. This expense ratio may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include expense waivers or reimbursements.

1	Paid June 1, 2007. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2007.

2	Paid December 5, 2006. Ordinary income is subject to federal taxation.

3	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund’s portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

4	The SEC 30-Day Yield and Taxable Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

5	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a federal income tax rate of 28%.

Annual Report    Page 6

Fund Spotlight as of 5/31/07 Nuveen Florida Preference Municipal Bond Fund

Bond Credit Quality1

Industries1

Tax Obligation/Limited	26.5%
Health Care	16.3%
Transportation	14.1%
U.S. Guaranteed	8.7%
Utilities	8.3%
Long-Term Care	6.0%
Tax Obligation/General	4.9%
Housing/Multifamily	4.2%
Other	11.0%
1	As a percentage of total investments as of May 31, 2007. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (12/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/07)	$1,001.00	$996.20	$997.40	$1,000.90	$1,020.84	$1,017.05	$1,018.10	$1,021.89
Expenses Incurred During Period	$4.09	$7.86	$6.82	$3.04	$4.13	$7.95	$6.89	$3.07

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .82%, 1.58%, 1.37% and ..61% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Annual Report    Page 7

Portfolio of Investments

Nuveen Florida Preference Municipal Bond Fund

May 31, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Consumer Staples – 2.5%

$5,055	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 0.000%, 6/01/37	6/22 at 100.00	BBB	$3,830,022

3,500	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 5.000%, 6/01/41	6/17 at 100.00	BBB	3,420,550
8,555	Total Consumer Staples			7,250,572
	Education and Civic Organizations – 2.7%

2,515	University of Central Florida, Certificates of Participation, Athletic Association, Series 2004A, 5.125%, 10/01/23 - FGIC Insured	10/14 at 100.00	AAA	2,641,756

4,750	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Embry-Riddle Aeronautical University, Series 2005, 5.000%, 10/15/25 - RAAI Insured	10/15 at 100.00	AA	4,905,563
7,265	Total Education and Civic Organizations			7,547,319
	Health Care – 16.2%

1,000	Brevard County Health Facilities Authority, Florida, Revenue Bonds, Health First Inc. Project, Series 2005, 5.000%, 4/01/34	4/16 at 100.00	A	1,014,920

3,500	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006, 5.250%, 6/01/26	6/16 at 100.00	BBB+	3,612,735

1,000	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System, Series 2005C, 5.000%, 11/15/31	11/15 at 100.00	A+	1,016,110

	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Bonds, Tampa General Hospital, Series 2003B:
1,000	5.250%, 10/01/28	10/13 at 100.00	A3	1,027,280
2,580	5.250%, 10/01/34	10/13 at 100.00	A3	2,637,637

1,185	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Bonds, Tampa General Hospital, Series 2006, 5.250%, 10/01/41	10/16 at 100.00	A3	1,218,820

3,335	Jacksonville Economic Development Commission, Florida, Health Care Facilities Revenue Bonds, Mayo Clinic, Series 2006, 5.000%, 11/15/36	5/16 at 100.00	AA	3,413,506

8,500	Jacksonville Economic Development Commission, Florida, Healthcare Facilities Revenue Bonds, Mayo Clinic, Series 2001A, 5.500%, 11/15/36	11/11 at 101.00	AA	9,016,289

3,000	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Medical Center, Series 2006, 5.000%, 11/15/32	11/16 at 100.00	A2	3,049,680

1,750	Lakeland, Florida, Hospital System Revenue Refunding Bonds, Lakeland Regional Medical Center, Series 1996A, 5.250%, 11/15/25 - MBIA Insured	11/07 at 101.00	AAA	1,779,208

3,000	Lee Memorial Health System, Florida, Hospital Revenue Bonds, Series 2007A, 5.000%, 4/01/32	4/17 at 100.00	A	3,035,850

1,635	Leesburg, Florida, Hospital Revenue Refunding Bonds, Leesburg Regional Medical Center Project, Series 2003, 5.000%, 7/01/17	7/13 at 100.00	BBB+	1,662,795

455	North Broward Hospital District, Florida, Revenue and Improvement Bonds, Series 2001, 6.000%, 1/15/31	1/11 at 101.00	A2	482,518

	Orange County Health Facilities Authority, Florida, Revenue Bonds, Nemours Foundation, Series 2005:
1,305	5.000%, 1/01/21	1/15 at 100.00	AAA	1,371,725
1,210	5.000%, 1/01/22	1/15 at 100.00	AAA	1,269,459

5,000	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Refunding Bonds, BRCH Corporation Obligated Group, Series 2001, 5.625%, 12/01/31	12/11 at 101.00	A	5,265,700

2,095	Tallahassee, Florida, Health Facilities Revenue Bonds, Tallahassee Memorial Healthcare Inc., Series 2000, 6.375%, 12/01/30	12/10 at 100.00	Baa2	2,219,862

3,000	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2007, 5.000%, 7/01/33	7/17 at 100.00	BBB+	2,989,050
44,550	Total Health Care			46,083,144

8

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Housing/Multifamily – 4.1%

$3,500	Florida Housing Finance Agency, FNMA Collateralized Housing Revenue Bonds, Villas of Capri, Series 1996H, 6.100%, 4/01/17 (Alternative Minimum Tax)	10/07 at 101.00	AAA	$3,556,665

50	Florida Housing Finance Agency, General Mortgage Revenue Refunding Bonds, Series 1992A, 6.400%, 6/01/24	6/07 at 100.00	AA	50,949

1,345	Florida Housing Finance Agency, GNMA Collateralized Multifamily Housing Revenue Bonds, Driftwood Terrace Apartments, Series 1989I, 7.650%, 12/20/31 (Alternative Minimum Tax)	6/07 at 100.00	AAA	1,384,731

1,115	Florida Housing Finance Agency, Housing Revenue Bonds, Brittany of Rosemont Apartments Phase II, Series 1995C-1, 6.875%, 8/01/26 - AMBAC Insured (Alternative Minimum Tax)	8/07 at 100.00	AAA	1,116,450

1,000	Florida Housing Finance Agency, Housing Revenue Bonds, Leigh Meadows Apartments, Series 1996N, 6.300%, 9/01/36 - AMBAC Insured (Alternative Minimum Tax)	9/07 at 101.00	AAA	1,013,710

1,000	Florida Housing Finance Agency, Housing Revenue Bonds, Stoddert Arms Apartments, Series 1996O, 6.300%, 9/01/36 - AMBAC Insured (Alternative Minimum Tax)	9/07 at 101.00	AAA	1,013,950

	Florida Housing Finance Agency, Housing Revenue Refunding Bonds, Vineyards Project, Series 1995H:
1,145	6.400%, 11/01/15	11/07 at 100.00	BBB	1,158,431
1,660	6.500%, 11/01/25	11/07 at 100.00	BBB	1,686,975

740	Palm Beach County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Affordable Housing Guarantee Program, Windsor Park Apartments, Series 1998A, 5.900%, 6/01/38 (Alternative Minimum Tax)	6/08 at 102.00	N/R	746,719
11,555	Total Housing/Multifamily			11,728,580
	Housing/Single Family – 0.4%

190	Clay County Housing Finance Authority, Florida, Multi-County Single Family Mortgage Revenue Bonds, Series 1995, 6.550%, 3/01/28 (Alternative Minimum Tax)	9/07 at 100.00	Aaa	193,699

120	Leon County Housing Finance Authority, Florida, Single Family Mortgage Revenue Bonds, Multi-County Program, Series 1995B, 7.300%, 1/01/28 (Alternative Minimum Tax)	No Opt. Call	AA	123,646

1,210	Orange County Housing Finance Authority, Florida, Homeowner Revenue Bonds, Series 1999A-2, 0.000%, 3/01/31	9/08 at 27.73	Aaa	309,155

560	Orange County Housing Finance Authority, Florida, Homeowner Revenue Bonds, Series 2002A, 5.550%, 9/01/33 (Alternative Minimum Tax)	3/11 at 101.00	Aaa	563,125
2,080	Total Housing/Single Family			1,189,625
	Long-Term Care – 6.0%

10,000	Atlantic Beach, Florida, Healthcare Facilities Revenue Refunding Bonds, Fleet Landing Project, Series 1999, 6.000%, 10/01/29 - ACA Insured	10/09 at 101.00	A	10,454,399

3,000	Pell City, Alabama, Special Care Facilities Financing Authority, Revenue Bonds, Noland Health Services, Series 2007A, 5.250%, 12/01/34	12/17 at 100.00	BBB	3,049,650

588	Sarasota County Health Facility Authority, Florida, Health Facilities Revenue Bonds, Sunnyside Properties, Series 1995, 6.000%, 5/15/10	11/07 at 101.00	N/R	594,486

	St. John’s County Industrial Development Authority, Florida, First Mortgage Revenue Bonds, Presbyterian Retirement Communities, Series 2004A:
1,130	5.850%, 8/01/24	8/14 at 101.00	N/R	1,215,665
1,565	5.625%, 8/01/34	8/14 at 101.00	N/R	1,632,467
16,283	Total Long-Term Care			16,946,667
	Materials – 2.2%

4,600	Hillsborough County Industrial Development Authority, Florida, Exempt Facilities Remarketed Revenue Bonds, National Gypsum Company, Apollo Beach Project, Series 2000B, 7.125%, 4/01/30 (Alternative Minimum Tax)	4/10 at 101.00	N/R	4,971,404

1,390	Nassau County, Florida, Pollution Control Revenue Refunding Bonds, ITT Rayonier Inc., Series 1993, 6.200%, 7/01/15	7/07 at 100.00	BBB–	1,390,500
5,990	Total Materials			6,361,904

9

Portfolio of Investments

Nuveen Florida Preference Municipal Bond Fund (continued)

May 31, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Tax Obligation/General – 4.9%

$5,465	Florida Department of Transportation, Full Faith and Credit Right-of-Way Acquisition and Bridge Construction Bonds, Series 2002, 5.250%, 7/01/20	7/12 at 101.00	AAA	$5,830,772

2,165	Florida State Board of Education, Full Faith and Credit Public Education Capital Outlay Bonds, Series 1985, 9.125%, 6/01/14	No Opt. Call	AAA	2,565,200

5,180	Florida State Board of Education, Full Faith and Credit Public Education Capital Outlay Bonds, Series 2002B, 5.000%, 6/01/21 - MBIA Insured	6/12 at 101.00	AAA	5,418,746
12,810	Total Tax Obligation/General			13,814,718
	Tax Obligation/Limited – 26.3%

3,000	Bartram Springs Community Development District, Duval County, Florida, Special Assessment Bonds, Series 2006, 4.750%, 5/01/34	5/16 at 100.00	N/R	2,861,850

	Broward County School Board, Florida, Certificates of Participation, Series 2004C:
3,410	5.250%, 7/01/17 - FSA Insured	7/14 at 100.00	AAA	3,643,449
3,330	5.250%, 7/01/19 - FSA Insured	7/14 at 100.00	AAA	3,544,286

1,145	Century Gardens Community Development District, Miami-Dade County, Florida, Special Assessment Revenue Bonds, Series 2007, 5.050%, 5/01/37	5/17 at 100.00	N/R	1,128,432

5,000	Dallas Area Rapid Transit, Texas, Senior Lien Sales Tax Revenue Bonds, Series 2007, 5.000%, 12/01/36 - AMBAC Insured	12/16 at 100.00	AAA	5,232,850

2,500	Escambia County School Board, Florida, Certificates of Participation, Series 2004, 5.000%, 2/01/22 - MBIA Insured	2/15 at 100.00	AAA	2,607,325

2,500	Flagler County School Board, Florida, Certificates of Participation, Master Lease Revenue Program, Series 2005A, 5.000%, 8/01/30 - FSA Insured	8/15 at 100.00	AAA	2,588,800

2,145	Florida State Department of Management Services, Certificates of Participation, Series 2006A, 5.000%, 8/01/23 - MBIA Insured	8/15 at 101.00	AAA	2,245,214

5,000	Hernando County, Florida, Revenue Bonds, Criminal Justice Complex Financing Program, Series 1986, 7.650%, 7/01/16 - FGIC Insured	No Opt. Call	AAA	6,380,499

2,595	Indian River County School Board, Florida, Certificates of Participation, Series 2005, 5.000%, 7/01/22 - MBIA Insured	7/15 at 100.00	AAA	2,711,516

4,120	Jacksonville, Florida, Better Jacksonville Sales Tax Revenue Bonds, Series 2003, 5.250%, 10/01/20 - MBIA Insured	10/13 at 100.00	AAA	4,392,332

3,000	Jacksonville, Florida, Excise Taxes Revenue Refunding Bonds, Series 2003C, 5.250%, 10/01/17 - MBIA Insured (Alternative Minimum Tax)	10/13 at 100.00	AAA	3,171,690

	Lake County School District, Florida, Sales Tax Revenue Bonds, Series 2004:
975	5.000%, 10/01/15 - AMBAC Insured	10/14 at 100.00	AAA	1,037,020
1,710	5.000%, 10/01/16 - AMBAC Insured	10/14 at 100.00	AAA	1,813,199
1,860	5.000%, 10/01/17 - AMBAC Insured	10/14 at 100.00	AAA	1,978,575

1,000	Lee County, Florida, Local Option Gas Tax Revenue Bonds, Series 2004, 5.000%, 10/01/20 - FGIC Insured	10/14 at 100.00	Aaa	1,054,510

2,015	Manatee County, Florida, Revenue Bonds, Series 2004, 5.000%, 10/01/21 - FGIC Insured	10/14 at 100.00	AAA	2,120,929

3,760	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, BAC Funding Corporation, Series 2000A, 5.375%, 10/01/30 - AMBAC Insured	10/10 at 102.00	AAA	3,972,214

	Miami-Dade County, Florida, Beacon Tradeport Community Development District, Special Assessment Bonds, Commercial Project, Series 2002A:
1,975	5.500%, 5/01/22 - RAAI Insured	5/12 at 102.00	AA	2,113,270
850	5.625%, 5/01/32 - RAAI Insured	5/12 at 102.00	AA	913,393

5,550	Okaloosa County, Florida, Fourth Cent Tourist Development Tax Revenue Bonds, Series 2000, 5.625%, 10/01/30 - AMBAC Insured	10/10 at 101.00	AAA	5,880,725

4,000	Orange County, Florida, Sales Tax Revenue Bonds, Series 2002A, 5.125%, 1/01/23 - FGIC Insured	1/13 at 100.00	AAA	4,184,320

900	Sampson Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006, 5.000%, 5/01/31 - RAAI Insured	5/16 at 100.00	AA	928,377

10

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)		Value

	Tax Obligation/Limited (continued)

$2,050	St. John’s County, Florida, Sales Tax Revenue Bonds, Series 2004A, 5.000%, 10/01/25 - AMBAC Insured	10/14 at 100.00	AAA		$2,132,123

	Volusia County, Florida, Tax Revenue Bonds, Tourist Development, Series 2004:
2,925	5.000%, 12/01/25 - FSA Insured	12/14 at 100.00	Aaa		3,048,406
3,065	5.000%, 12/01/26 - FSA Insured	12/14 at 100.00	Aaa		3,192,320
70,380	Total Tax Obligation/Limited				74,877,624
	Transportation – 14.0%

6,000	Broward County, Florida, Airport System Revenue Bonds, Series 2001J-1, 5.250%, 10/01/26 - AMBAC Insured (Alternative Minimum Tax)	10/11 at 101.00	AAA		6,225,300

3,220	Broward County, Florida, Airport System Revenue Bonds, Series 2004L, 5.000%, 10/01/22 - AMBAC Insured	10/14 at 100.00	AAA		3,348,993

4,000	Greater Orlando Aviation Authority, Florida, Airport Facilities Revenue Bonds, Series 2002B, 5.125%, 10/01/21 - FSA Insured (Alternative Minimum Tax)	10/12 at 100.00	AAA		4,128,600

3,370	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Series 2003B, 5.250%, 10/01/18 - MBIA Insured (Alternative Minimum Tax)	10/13 at 100.00	AAA		3,575,368

10,065	Lee County, Florida, Airport Revenue Bonds, Series 2000A, 5.750%, 10/01/22 - FSA Insured (Alternative Minimum Tax)	10/10 at 101.00	AAA		10,666,382

7,165	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series 2004B, 5.000%, 7/01/21 - FGIC Insured	7/14 at 100.00	AAA		7,530,701

4,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2002, 5.750%, 10/01/20 - FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	AAA		4,300,160
37,820	Total Transportation				39,775,504
	U.S. Guaranteed – 8.7% (3)

3,745	Broward County, Florida, General Obligation Bonds, Series 2004, 5.000%, 1/01/21 (Pre-refunded 1/01/14)	1/14 at 100.00	AA+	(3)	3,976,441

335	Florida State Board of Education, Full Faith and Credit Public Education Capital Outlay Bonds, Series 1985, 9.125%, 6/01/14 (ETM)	No Opt. Call	AAA		437,182

	Florida, Full Faith and Credit General Obligation Bonds, Broward County Expressway Authority, Series 1984:
3,165	9.875%, 7/01/09 (ETM)	No Opt. Call	AAA		3,375,631
1,000	10.000%, 7/01/14 (ETM)	No Opt. Call	AAA		1,269,870

3,550	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2001A, 6.000%, 11/15/31 (Pre-refunded 11/15/11)	11/11 at 101.00	A+	(3)	3,875,180

4,545	North Broward Hospital District, Florida, Revenue and Improvement Bonds, Series 2001, 6.000%, 1/15/31 (Pre-refunded 1/15/11)	1/11 at 101.00	A2	(3)	4,906,191

1,750	Northern Palm Beach County Improvement District, Florida, Revenue Bonds, Water Control and Improvement Development Unit 9B, Series 1999, 6.000%, 8/01/29 (Pre-refunded 8/01/09)	8/09 at 101.00	N/R	(3)	1,843,695

3,250	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2002, 6.250%, 11/15/24 (Pre-refunded 11/15/12)	11/12 at 100.00	A+	(3)	3,599,278

145	Orange County, Florida, Sales Tax Revenue Bonds, Series 1989, 6.125%, 1/01/19 - FGIC Insured (ETM)	7/07 at 100.00	AAA		170,156

1,000	Orlando Utilities Commission, Florida, Subordinate Lien Water and Electric Revenue Bonds, Series 1989D, 6.750%, 10/01/17 (ETM)	No Opt. Call	Aa1	(3)	1,175,080
22,485	Total U.S. Guaranteed				24,628,704
	Utilities – 8.2%

4,350	Hillsborough County Industrial Development Authority, Florida, Pollution Control Revenue Bonds, Tampa Electric Company Project, Series 2002, 5.100%, 10/01/13	10/12 at 100.00	Baa2		4,523,261

4,020	JEA St. John’s River Power Park System, Florida, Revenue Refunding Bonds, Issue 2, Series 2002-17, 5.000%, 10/01/18	10/11 at 100.00	Aa2		4,164,519

1,670	Leesburg, Florida, Electric System Revenue Bonds, Series 2004, 5.000%, 10/01/22 - FGIC Insured	10/14 at 100.00	AAA		1,754,552

2,305	Leesburg, Florida, Utilities Revenue Bonds, Series 2004, 5.000%, 10/01/22 - FGIC Insured	10/14 at 100.00	AAA		2,421,702

11

Portfolio of Investments

Nuveen Florida Preference Municipal Bond Fund (continued)

May 31, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Utilities (continued)

$8,000	Palm Beach County Solid Waste Authority, Florida, Revenue Bonds, Series 2002B, 0.000%, 10/01/15 - AMBAC Insured	No Opt. Call	AAA	$5,677,840

650	Reedy Creek Improvement District, Florida, Utility Revenue Bonds, Series 2005-1, 5.000%, 10/01/25 - AMBAC Insured	10/15 at 100.00	AAA	679,926

1,000	Tallahassee, Florida, Consolidated Utility System Revenue Bonds, Series 2005, 5.000%, 10/01/25 - AMBAC Insured	10/15 at 100.00	AAA	1,046,040

3,070	Tallahassee, Florida, Energy System Revenue Bonds, Series 2005, 5.000%, 10/01/29 - MBIA Insured	10/15 at 100.00	AAA	3,204,773
25,065	Total Utilities			23,472,613
	Water and Sewer – 3.0%

	Manatee County, Florida, Public Utilities Revenue Refunding and Improvement Bonds, Series 1991C:
1,850	0.000%, 10/01/08 - MBIA Insured	No Opt. Call	AAA	1,758,740
2,800	0.000%, 10/01/09 - MBIA Insured	No Opt. Call	AAA	2,561,020

2,700	Palm Coast, Florida, Water Utility System Revenue Bonds, Series 2003, 5.000%, 10/01/33 - MBIA Insured	10/13 at 100.00	AAA	2,786,292

1,395	Sarasota County, Florida, Utility System Revenue Bonds, Series 2005A, 5.000%, 10/01/12 - FGIC Insured	No Opt. Call	AAA	1,468,517
8,745	Total Water and Sewer			8,574,569
$273,583	Total Investments (cost $272,339,989) – 99.2%			282,251,543

	Other Assets Less Liabilities – 0.8%			2,337,913

	Net Assets – 100%			$284,589,456

Forward Swaps outstanding at May 31, 2007:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (4)	Termination Date	Unrealized Appreciation (Depreciation)
Morgan Stanley	$6,500,000	Pay	3-Month USD-LIBOR	5.335%	Semi-Annually	2/21/08	2/21/30	$(222,175)
USD-LIBOR	(United States Dollar-London Inter-Bank Offered Rate)

The Fund may invest in “zero coupon” securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the portfolio with a 0.00% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

(1)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s or Moody’s rating. Ratings below BBB by Standard & Poor’s Group or Baa by Moody’s Investor Service, Inc. are considered to be below investment grade.

(3)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(4)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

N/R	Not rated.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

12

Statement of Assets and Liabilities

Nuveen Florida Preference Municipal Bond Fund

May 31, 2007

Assets
Investments, at value (cost $272,339,989)	$282,251,543
Cash	479,690
Receivables:
Interest	3,502,517
Shares sold	94,260
Other assets	33,653
Total assets	286,361,663
Liabilities
Payables:
Shares redeemed	291,482
Unrealized depreciation on forward swaps	222,175
Accrued expenses:
Management fees	127,458
12b-1 distribution and service fees	54,669
Other	92,182
Dividends payable	984,241
Total liabilities	1,772,207
Net assets	$284,589,456
Class A Shares
Net assets	$163,735,879
Shares outstanding	16,243,300
Net asset value per share	$10.08
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price)	$10.52
Class B Shares
Net assets	$14,672,294
Shares outstanding	1,456,335
Net asset value and offering price per share	$10.07
Class C Shares
Net assets	$22,522,794
Shares outstanding	2,238,816
Net asset value and offering price per share	$10.06
Class R Shares
Net assets	$83,658,489
Shares outstanding	8,304,228
Net asset value and offering price per share	$10.07

Net Assets Consist of:
Capital paid-in	$286,260,188
Undistributed (Over-distribution of) net investment income	(409,161)
Accumulated net realized gain (loss) from investments	(10,950,950)
Net unrealized appreciation (depreciation) of investments and derivative transactions	9,689,379
Net assets	$284,589,456

See accompanying notes to financial statements.

13

Statement of Operations

Nuveen Florida Preference Municipal Bond Fund

Year Ended May 31, 2007

Investment Income	$14,641,858
Expenses
Management fees	1,553,611
12b-1 service fees – Class A	349,804
12b-1 distribution and service fees – Class B	165,482
12b-1 distribution and service fees – Class C	195,344
Shareholders’ servicing agent fees and expenses	120,747
Custodian’s fees and expenses	93,485
Trustees’ fees and expenses	7,712
Professional fees	19,353
Shareholders’ reports – printing and mailing expenses	40,722
Federal and state registration fees	6,580
Other expenses	10,263
Total expenses before custodian fee credit	2,563,103
Custodian fee credit	(23,241)
Net expenses	2,539,862
Net investment income	12,101,996
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	2,027,052
Net change in unrealized appreciation (depreciation) of:
Investments	(1,499,655)
Forward swaps	(222,175)
Net realized and unrealized gain (loss)	305,222
Net increase (decrease) in net assets from operations	$12,407,218

See accompanying notes to financial statements.

14

Statement of Changes in Net Assets

Nuveen Florida Preference Municipal Bond Fund

	Year Ended 5/31/07	Year Ended 5/31/06
Operations
Net investment income	$12,101,996	$12,606,420
Net realized gain (loss) from investments	2,027,052	2,164,656
Net change in unrealized appreciation (depreciation) of:
Investments	(1,499,655)	(9,590,838)
Forward swaps	(222,175)	—
Net increase (decrease) in net assets from operations	12,407,218	5,180,238
Distributions to Shareholders
From net investment income:
Class A	(7,253,873)	(7,774,363)
Class B	(588,078)	(785,001)
Class C	(945,653)	(1,071,578)
Class R	(3,319,869)	(2,782,804)
Decrease in net assets from distributions to shareholders	(12,107,473)	(12,413,746)
Fund Share Transactions
Proceeds from sale of shares	28,486,180	34,369,974
Proceeds from shares issued to shareholders due to reinvestment of distributions	5,398,741	5,521,851
	33,884,921	39,891,825
Cost of shares redeemed	(50,382,947)	(43,542,075)
Net increase (decrease) in net assets from Fund share transactions	(16,498,026)	(3,650,250)
Net increase (decrease) in net assets	(16,198,281)	(10,883,758)
Net assets at the beginning of year	300,787,737	311,671,495
Net assets at the end of year	$284,589,456	$300,787,737
Undistributed (Over-distribution of) net investment income at the end of year	$(409,161)	$(403,684)

See accompanying notes to financial statements.

15

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust I (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Florida Preference Municipal Bond Fund (the “Fund”), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Fund was organized as a series of a predecessor trust prior to that date.

As previously approved by the Fund’s Board of Trustees effective March 20, 2007, the Nuveen Florida Municipal Bond Fund changed its name to Nuveen Florida Preference Municipal Bond Fund.

Effective March 20, 2007, the Fund’s Board of Trustees approved a change to the investment policies of the Fund in response to the elimination of the Florida intangibles tax as of January 1, 2007. Because there no longer is a Florida intangibles tax, the Fund is no longer required to invest substantially all of its assets in Florida bonds as of the end of each calendar year in order that Fund shares be exempt from the Florida intangibles tax for that year. The new investment policy permits the Fund to invest up to 50% of the Fund’s net assets in out-of-state bonds.

The Fund seeks to provide a high level of tax-free income and preservation of capital through investments in a diversified portfolio of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

The prices of municipal bonds in the Fund’s investment portfolio are provided by a pricing service approved by the Fund’s Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service may establish fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of forward swap contracts are also provided by an independent pricing service approved by the Fund’s Board of Trustees. If the pricing service is unable to supply a price for a municipal bond or forward swap contract, the Fund may use a market price or fair market value quote provided by a major broker/dealer in such investments. If it is determined that the market price or fair market value for an investment is unavailable or inappropriate, the Board of Trustees of the Fund, or its designee, may establish a fair value for the investment. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At May 31, 2007, the Fund had no such outstanding purchase commitments.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Federal Income Taxes

The Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Fund. Net realized capital gains and ordinary income distributions paid by the Fund are subject to federal taxation.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Flexible Sales Charge Program

The Fund offers Class A, B, C and R Shares. Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but

16

may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within 18 months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Forward Swap Transactions

The Fund is authorized to invest in certain derivative financial instruments. The Fund’s use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund’s interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond’s maturity). The value of the Fund’s swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap’s termination date increases or decreases. The Fund may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. The Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss on a swap contract, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

17

Notes to Financial Statements (continued)

2. Fund Shares

Transactions in Fund shares were as follows:

	Year Ended 5/31/07		Year Ended 5/31/06
	Shares	Amount	Shares	Amount
Shares sold:
Class A	661,381	$6,712,663	1,868,288	$19,010,830
Class A – automatic conversion of Class B shares	204,169	2,077,993	128,395	1,310,732
Class B	19,555	198,443	60,208	610,396
Class C	147,111	1,487,382	451,540	4,588,569
Class R	1,772,106	18,009,699	876,750	8,849,447
Shares issued to shareholders due to reinvestment of distributions:
Class A	279,090	2,839,120	282,296	2,876,102
Class B	19,261	195,787	20,405	207,790
Class C	39,207	397,955	43,811	445,552
Class R	193,374	1,965,879	195,723	1,992,407
	3,335,254	33,884,921	3,927,416	39,891,825
Shares redeemed:
Class A	(2,830,022)	(28,775,170)	(2,924,214)	(29,717,586)
Class B	(433,972)	(4,398,337)	(412,652)	(4,192,956)
Class B – automatic conversion to Class A shares	(204,346)	(2,077,993)	(128,516)	(1,310,732)
Class C	(889,745)	(9,023,659)	(453,056)	(4,598,421)
Class R	(601,403)	(6,107,788)	(366,338)	(3,722,380)
	(4,959,488)	(50,382,947)	(4,284,776)	(43,542,075)
Net increase (decrease)	(1,624,234)	$(16,498,026)	(357,360)	$(3,650,250)

3. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended May 31, 2007, aggregated $34,660,044 and $49,946,798, respectively.

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Fund.

At May 31, 2007, the cost of investments was $272,311,103.

The net unrealized appreciation of investments at May 31, 2007, aggregated $9,940,440 of which $10,327,136 related to appreciated securities and $386,696 related to depreciated securities.

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at May 31, 2007, were as follows:

Undistributed net tax-exempt income*	$546,196
Undistributed net ordinary income**	—
Undistributed net long-term capital gains	—

*   Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 9, 2007, paid on June 1, 2007.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

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The tax character of distributions paid during the tax years ended May 31, 2007 and May 31, 2006, was designated for purposes of the dividends paid deduction as follows:

2007
Distributions from net tax-exempt income***	$12,133,490
Distributions from net ordinary income**	10,690
Distributions from net long-term capital gains	—

2006
Distributions from net tax-exempt income	$12,434,838
Distributions from net ordinary income**	—
Distributions from net long-term capital gains	—

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

*** The Fund hereby designates this amount paid during the fiscal year ended May 31, 2007, as an Exempt Interest Dividends.

At May 31, 2007, Florida had an unused capital loss carryforward of $10,950,949 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, $9,661,012 and $1,289,937 of the carryforward will expire in 2012 and 2013, respectively.

5. Management Fee and Other Transactions with Affiliates

The Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for the Fund is based upon the average daily net assets of the Fund as follows:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.3500%
For the next $125 million	.3375
For the next $250 million	.3250
For the next $500 million	.3125
For the next $1 billion	.3000
For the next $3 billion	.2750
For net assets over $5 billion	.2500

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of May 31, 2007, the complex-level fee rate was .1824%.

Complex-Level Assets(1)	Complex-Level Fee Rate
For the first $55 billion	.2000%
For the next $1 billion	.1800
For the next $1 billion	.1600
For the next $3 billion	.1425
For the next $3 billion	.1325
For the next $3 billion	.1250
For the next $5 billion	.1200
For the next $5 billion	.1175
For the next $15 billion	.1150
For Managed Assets over $91 billion(2)	.1400

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets (“Managed Assets” means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2)	With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a

19

Notes to Financial Statements (continued)

deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

The Adviser may voluntarily reimburse expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

During the fiscal year ended May 31, 2007, Nuveen Investments, LLC (the “Distributor”), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

Sales charges collected (unaudited)	$91,066
Paid to authorized dealers (unaudited)	78,379

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 2007, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

Commission advances (unaudited)	$21,383

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 2007, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained (unaudited)	$155,518

The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 2007, as follows:

CDSC retained (unaudited)	$49,159

6. New Accounting Pronouncements

Financial Accounting Standards Board Interpretation No. 48

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows funds to delay implementing FIN 48 into NAV calculations until the fund’s last NAV calculations in the first required financial statement reporting period. As a result, the Fund must begin to incorporate FIN 48 into its NAV calculations by November 30, 2007. At this time, management is continuing to evaluate the implications of FIN 48 and does not expect the adoption of FIN 48 will have a significant impact on the net assets or results of operations of the Fund.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of May 31, 2007, the Fund did not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

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7. Subsequent Events

Distributions to Shareholders

The Fund declared a dividend distribution from its tax-exempt net investment income which was paid on July 2, 2007, to shareholders of record on June 8, 2007, as follows:

Dividend per share:
Class A	$.0350
Class B	.0285
Class C	.0305
Class R	.0365

Agreement and Plan of Merger

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger (“Merger Agreement”) with an investor group majority-led by Madison Dearborn Partners, LLC. Madison Dearborn Partners, LLC is a private equity investment firm based in Chicago, Illinois. The investor group includes affiliates of Merrill Lynch, Wachovia, Citigroup, Deutsche Bank and Morgan Stanley. It is anticipated that Merrill Lynch and its affiliates will be indirect “affiliated persons” (as that term is defined in the Investment Company Act of 1940) of the Fund. Under the terms of the merger, each outstanding share of Nuveen Investments’ common stock (other than dissenting shares) will be converted into the right to receive a specified amount of cash, without interest. The merger is expected to be completed by the end of the year, subject to customary conditions, including obtaining the approval of Nuveen Investments shareholders, obtaining necessary fund and client consents sufficient to satisfy the terms of the Merger Agreement, and expiration of certain regulatory waiting periods. The obligations of Madison Dearborn Partners, LLC to consummate the merger are not conditioned on its obtaining financing. The Merger Agreement includes a “go shop” provision through July 19, 2007, during which Nuveen Investments may actively solicit and negotiate competing takeover proposals.

The consummation of the merger will be deemed to be an “assignment” (as defined in the 1940 Act) of the investment management agreement between the Fund and the Adviser, and will result in the automatic termination of the Fund’s agreement. Prior to the consummation of the merger, it is anticipated that the Board of Trustees of the Fund will consider a new investment management agreement with the Adviser. If approved by the Board, the new agreement would be presented to the Fund’s shareholders for approval, and, if so approved by shareholders, would take effect upon consummation of the merger. There can be no assurance that the merger described above will be consummated as contemplated or that necessary shareholder approvals will be obtained.

21

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
FLORIDA PREFERENCE											Ratios to Average Net Assets Before Credit/ Reimbursement		Ratios to Average Net Assets After Reimbursement(c)		Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses	Net Invest- ment Income	Expenses	Net Invest- ment Income	Expenses	Net Invest- ment Income	Portfolio Turnover Rate
Class A (6/90)
2007	$10.08	$.42	$—	$.42	$(.42)	$—	$(.42)	$10.08	4.21%	$163,736.83%		4.13%	.83%	4.13%	.82%	4.14%	12%
2006	10.32	.43	(.25)	.18	(.42)	—	(.42)	10.08	1.79	180,632.84		4.18	.84	4.18	.83	4.19	10
2005	9.96	.45	.36	.81	(.45)	—	(.45)	10.32	8.27	191,615.86		4.38	.86	4.38	.85	4.39	27
2004	10.46	.49	(.50)	(.01)	(.49)	—	(.49)	9.96	(.12)	205,058.85		4.83	.85	4.83	.85	4.84	6
2003	10.28	.51	.25	.76	(.53)	(.05)	(.58)	10.46	7.60	247,569.85		4.96	.85	4.96	.84	4.97	19
Class B (2/97)
2007	10.07	.34	—	.34	(.34)	—	(.34)	10.07	3.42	14,672	1.57	3.38	1.57	3.38	1.57	3.39	12
2006	10.31	.35	(.25)	.10	(.34)	—	(.34)	10.07	1.01	20,697	1.59	3.43	1.59	3.43	1.58	3.44	10
2005	9.95	.37	.36	.73	(.37)	—	(.37)	10.31	7.46	25,937	1.61	3.63	1.61	3.63	1.60	3.64	27
2004	10.45	.42	(.51)	(.09)	(.41)	—	(.41)	9.95	(.89)	29,120	1.60	4.08	1.60	4.08	1.60	4.09	6
2003	10.27	.43	.25	.68	(.45)	(.05)	(.50)	10.45	6.80	33,056	1.60	4.21	1.60	4.21	1.59	4.22	19
Class C (9/95)
2007	10.06	.36	.01	.37	(.37)	—	(.37)	10.06	3.67	22,523	1.38	3.58	1.38	3.58	1.37	3.59	12
2006	10.30	.37	(.24)	.13	(.37)	—	(.37)	10.06	1.25	29,592	1.39	3.63	1.39	3.63	1.38	3.64	10
2005	9.95	.39	.36	.75	(.40)	—	(.40)	10.30	7.61	29,872	1.41	3.83	1.41	3.83	1.40	3.83	27
2004	10.45	.44	(.51)	(.07)	(.43)	—	(.43)	9.95	(.65)	30,917	1.40	4.28	1.40	4.28	1.40	4.29	6
2003	10.28	.45	.24	.69	(.47)	(.05)	(.52)	10.45	6.94	36,374	1.40	4.40	1.40	4.40	1.38	4.41	19
Class R (2/97)
2007	10.07	.44	—	.44	(.44)	—	(.44)	10.07	4.40	83,658.63		4.33	.63	4.33	.62	4.34	12
2006	10.31	.45	(.25)	.20	(.44)	—	(.44)	10.07	1.97	69,866.64		4.38	.64	4.38	.63	4.39	10
2005	9.95	.47	.36	.83	(.47)	—	(.47)	10.31	8.47	64,247.66		4.57	.66	4.57	.65	4.58	27
2004	10.45	.51	(.50)	.01	(.51)	—	(.51)	9.95	.06	61,595.65		5.03	.65	5.03	.65	5.04	6
2003	10.27	.53	.25	.78	(.55)	(.05)	(.60)	10.45	7.86	66,819.65		5.16	.65	5.16	.64	5.17	19

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.

See accompanying notes to financial statements.

22

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nuveen Multistate Trust I:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Florida Preference Municipal Bond Fund (a series of the Nuveen Multistate Trust I, hereafter referred to as the “Fund”) at May 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at May 31, 2007 by correspondence with the custodian, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

July 20, 2007

23

Annual Investment Management Agreement Approval Process

The Board of Trustees is responsible for overseeing the performance of the investment adviser to the Funds and determining whether to continue the advisory arrangements. At a meeting held on May 21-23, 2007 (the “May Meeting”), the Board of Trustees of the Funds, including the independent Trustees, unanimously approved the continuance of the Investment Management Agreement between each Fund and NAM (the “Fund Adviser”).

The Approval Process

During the course of the year, the Board received a wide variety of materials relating to the services provided by the Fund Adviser and the performance of the Funds. At each of its quarterly meetings, the Board reviews investment performance and various matters relating to the respective Fund’s operations, including the Fund’s compliance program, shareholder services, valuation, custody, distribution and other information relating to the nature, extent and quality of services provided by the Fund Adviser. Between the regularly scheduled quarterly meetings, the Trustees received information on particular matters as the need arose. In considering whether to renew the respective advisory contract with the Fund Adviser at the May Meeting, the independent Trustees also received extensive materials well in advance of their meeting which outlined, among other things:

•	the nature, extent and quality of services provided by the Fund Adviser;

•	the organization and business operations of the Fund Adviser, including the responsibilities of various departments and key personnel;

•

the Fund’s past performance as well as the Fund’s performance compared to funds with similar investment objectives based on data and information provided by an independent third party and to recognized and/or customized benchmarks (as appropriate);

•	the profitability of the Fund Adviser and certain industry profitability analyses for unaffiliated advisers;

•	the expenses of the Fund Adviser in providing the various services;

•

the advisory fees and total expense ratios of the Fund, including comparisons of such fees and expenses with those of comparable, unaffiliated funds based on information and data provided by an independent third party (the “Peer Universe”) as well as compared to a subset of funds within the Peer Universe (the “Peer Group”) of the respective Fund (as applicable);

•	the advisory fees the Fund Adviser assesses to other types of investment products or clients;

•	the soft dollar practices of the Fund Adviser, if any; and

•	from independent legal counsel, a legal memorandum describing among other things, applicable laws, regulations and duties in reviewing and approving advisory contracts.

At the May Meeting, NAM made a presentation to and responded to questions from the Board.

Prior to and after the presentations and reviewing the written materials, the independent Trustees met privately with their legal counsel to review the Board’s duties in reviewing advisory contracts and consider the renewal of the advisory contracts. The independent Trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. As outlined in more detail below, the Trustees considered all factors they believed relevant with respect to each Fund, including, but not limited to, the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) the investment performance of the Fund and the Fund Adviser; (c) the costs of the services to be provided and profits to be realized by the Fund Adviser and its affiliates; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors. In addition, as noted, the Trustees met regularly throughout the year to oversee the Funds. In evaluating the advisory contracts, the Trustees also relied upon their knowledge resulting from their meetings and other interactions throughout the year of the Fund Adviser, its services and the Funds. It is with this background that the Trustees considered each advisory contract.

A. Nature, Extent and Quality of Services

In reviewing the Fund Adviser, the Trustees considered the nature, extent and quality of the Fund Adviser’s services. The Trustees reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen has taken for the applicable fund product line. As noted, the Trustees are already familiar with the organization, operations and personnel of the Fund Adviser due to the Trustees’ experience in governing the respective Fund and working with NAM on matters relating to the Funds. With respect to personnel, the Trustees also recognized NAM’s investment in additional qualified personnel throughout the various groups in the organization and recommended to NAM that it continue to review staffing needs as necessary. In addition, with respect to the municipal funds advised by NAM, the Trustees reviewed materials describing the current status and, in particular, the developments in 2006 with respect to NAM’s investment process, investment strategies (including additional tools used in executing such strategies), personnel (including portfolio management and research teams), trading process, hedging team, risk management team (e.g., reviewing credit quality, duration limits, derivative use, as applicable), and investment operations (such as, enhancements to trading procedures, pricing procedures, and client services). The Trustees recognized NAM’s investment of resources and efforts to continue to enhance and refine its investment process.

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In addition to advisory services, the independent Trustees considered the quality of any administrative or non-advisory services provided. With respect to NAM, NAM provides the Funds with a wide variety of services and officers and other personnel as are necessary for the operations of the respective Fund, including,

•	product management;

•	fund administration;

•	oversight of shareholder services and other fund service providers;

•	administration of Board relations;

•	regulatory and portfolio compliance; and

•	legal support services.

As the Funds operate in a highly regulated industry and given the importance of compliance, the Trustees considered, in particular, NAM’s compliance activities for the Funds and enhancements thereto. In this regard, the Trustees recognized the quality of NAM’s compliance team. The Trustees further noted NAM’s negotiations with other service providers and the corresponding reduction in certain service providers’ fees.

Based on their review, the Trustees found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the applicable Investment Management Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Adviser

The Board considered the investment performance for each Fund, including the Fund’s historic performance as well as its performance compared to funds with similar investment objectives (the “Performance Peer Group”) based on data provided by an independent third party (as described below). With respect to municipal funds, the Trustees reviewed portfolio level performance against customized benchmarks, as described in further detail below.

In evaluating the performance information, in certain instances, the Trustees noted that the closest Performance Peer Group for a Fund may not adequately reflect such Fund’s investment objectives and strategies, thereby limiting the usefulness of the comparisons of such Fund’s performance with that of the Performance Peer Group. These Performance Peer Groups include those for: the Nuveen National Intermediate Duration Bond Fund (although this fund is reclassified in a more appropriate peer group for 2007).

In addition to the foregoing, with respect to state specific municipal funds, the Trustees also recognized that certain state municipal funds do not have a corresponding state specific Performance Peer Group in which case their performance is measured against a more general municipal category for various states. The open-end state municipal funds that utilize the more general category are the Nuveen New Mexico Municipal Bond Fund and the Nuveen Wisconsin Municipal Bond Fund.

With respect to municipal funds, the Trustees reviewed performance information including, among other things, total return information compared with the Fund’s Performance Peer Group for the one-, three- and five-year periods (as applicable) ending December 31, 2006. The Trustees also reviewed the Fund’s portfolio level performance (which does not reflect fund level fees and expenses) compared to customized portfolio-level benchmarks for the one- and three-year periods ending December 31, 2006 (as applicable). This analysis is designed to assess the efficacy of investment decisions against appropriate measures of risk and total return, within specific market segments. This information supplements the Fund performance information provided to the Board at each of its quarterly meetings. Based on their review, the Trustees determined that the respective Fund’s absolute and relative investment performance over time had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In evaluating the management fees and expenses of a Fund, the Board reviewed, among other things, the Fund’s advisory fees (net and gross management fees) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as comparisons to the gross management fees (before waivers), net management fees (after waivers) and total expense ratios (before and after waivers) of comparable funds in the Peer Universe and the Peer Group. In reviewing the fee schedule for a Fund, the Trustees considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. The Trustees further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In certain cases, due to the small number of peers in the Peer Universe, the Peer Universe and Peer Group may be the same. In reviewing the comparison of fee and expense information, the Trustees recognized that in certain cases, the Fund size relative to peers, the small size and odd composition of the Peer Group (including differences in objectives and strategies), expense anomalies, timing of information used or other factors impact the comparisons thereby limiting some of their usefulness. Based on their review of the fee and expense information provided, the Trustees determined that each Fund’s net total expense ratio was within an acceptable range compared to peers.

25

Annual Investment Management Agreement Approval Process (continued)

2. Comparisons with the Fees of Other Clients

The Trustees further reviewed data comparing the advisory fees of NAM with fees NAM charges to other clients. With respect to municipal funds, such other clients include municipal managed accounts. In general, the advisory fees charged for separate accounts are somewhat lower than the advisory fees assessed to the Funds. The Trustees considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Trustees noted, in particular, that the range of services provided to the Funds (as discussed above) is more extensive than that provided to separately managed accounts. As described in further detail above, such additional services include, but are not limited to, providing: product management, fund administration, oversight of third party service providers, administration of Board relations, and legal support. Funds further operate in a highly regulated industry requiring extensive compliance functions compared to the other investment products. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Trustees believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Trustees also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Trustees reviewed the revenues and expenses of Nuveen’s advisory activities for the last three years, the allocation methodology used in preparing the profitability data as well as the 2006 Annual Report for Nuveen. The Trustees noted this information supplements the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Trustees noted the enhanced dialogue and information regarding profitability with NAM during the year, including more frequent meetings and updates from Nuveen’s corporate finance group. The Trustees also reviewed data comparing Nuveen’s profitability with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

In reviewing profitability, the Trustees have recognized the subjective nature in determining profitability which may be affected by numerous factors, including, the allocation of expenses. Further, the Trustees have recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Trustees reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. Last year, the Trustees also designated an independent Trustee as a point person for the Board to review the methodology determinations during the year and any refinements thereto and report back to them. The Trustees also reviewed the comparisons of Nuveen’s profitability margins (including pre- and post-marketing profit margins) with the profitability of various unaffiliated management firms. In reviewing profitability, the Trustees recognized Nuveen’s increased investment into its fund business. Based on its review, the Trustees concluded that they were satisfied that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Trustees also considered any other revenues paid to the Fund Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates are expected to receive that are directly attributable to their management of the Funds, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the applicable Fund, the Trustees determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect these Economies of Scale

With respect to economies of scale, the Trustees recognized the potential benefits resulting from the costs of a Fund being spread over a larger asset base. To help ensure the shareholders share in these benefits, the Trustees have reviewed and considered the breakpoints in the advisory fee schedules that reduce advisory fees. In addition to advisory fee breakpoints, the Board also approved in 2004 a complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Trustees noted that the last breakpoint for the complex-wide fee schedule is at the $91 billion level and anticipate further review and/or negotiations prior to the assets of the Nuveen complex reaching such threshold. Based on their review, the Trustees concluded that the breakpoint schedule and complex-wide fee arrangement currently was acceptable and desirable in providing benefits from economies of scale to shareholders subject to further evaluation of the complex-wide fee schedule as assets in the complex increase.

E. Indirect Benefits

In evaluating fees, the Trustees also considered any indirect benefits or profits the Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, with respect to open-end funds, the Trustees considered, among other things, any sales charges and distribution fees received and retained by the Funds’ principal underwriter, Nuveen Investments, LLC,

26

an affiliate of NAM. The Trustees also recognized that an affiliate of NAM provides distribution and shareholder services to the Funds and their shareholders for which it may be compensated pursuant to a 12b-1 plan. The Trustees, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Trustees considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. With respect to NAM, the Trustees noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions.

F. Other Considerations

The Trustees did not identify any single factor discussed previously as all-important or controlling. The Trustees, including the independent Trustees, unanimously concluded that the terms of the NAM Investment Management Agreements are fair and reasonable, that the Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the renewal of the NAM Investment Management Agreements should be approved.

27

Notes

28

Trustees and Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at nine. None of the trustees who are not “interested” persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Trustee who is an interested person of the Funds:

Timothy R. Schwertfeger (1) 3/28/49 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1994	Director (since 1996) formerly, Chairman (1996-June 30, 2007) of Nuveen Investments, Inc., Nuveen Investments, LLC; Chairman and Director (since 1997) of Nuveen Asset Management; Chairman and Director of Rittenhouse Asset Management, Inc. (since 1999); Chairman of Nuveen Investments Advisers Inc. (since 2002); formerly, Chairman and Director (1996-2004) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); formerly, Director (1996-2006) of Institutional Capital Corporation.	176

Trustees who are not interested persons of the Funds:

Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Lead Independent Trustee	1997	Private Investor and Management Consultant.	176

Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of lowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	176

William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since July 2006); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director (since 1997), Credit Research Center at Georgetown University; Director (since 2004) of Xerox Corporation; Director, SS&C Technologies, Inc. (May 2005-October 2005).	176

David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; Retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors, Milwaukee Repertory Theater.	174

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Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; formerly, Vice President, Miller-Valentine Realty; Board Member, Chair of the Finance Committee and member of the Audit Committee of Premier Health Partners, the not-for-profit company of Miami Valley Hospital; Vice President, Dayton Philharmonic Orchestra Association; Board Member, Regional Leaders Forum, which promotes cooperation on economic development issues; Director, Dayton Development Coalition; formerly, Member, Community Advisory Board, National City Bank, Dayton, Ohio and Business Advisory Council, Cleveland Federal Reserve Bank.	176

Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	176

Carole E. Stone 6/28/47 333 West Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Chair New York Racing Association Oversight Board (since 2005); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly Director, New York State Division of the Budget (2000-2004), Chair, Public Authorities Control Board (2000-2004) and Director, Local Government Assistance Corporation (2000-2004).	176

Eugene S. Sunshine 1/22/50 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Senior Vice President for Business and Finance, Northwestern University (since 1997); Director (since 2003), Chicago Board Options Exchange; Chairman (since 1997), Board of Directors, Rubicon, a pure captive insurance company owned by Northwestern University; Director (since 1997), Evanston Chamber of Commerce and Evanston Inventure, a business development organization; Director (since 2006), Pathways, a provider of therapy and related information for physically disabled infants and young children; formerly, Director (2003-2006), National Mentor Holdings, a privately-held, national provider of home and community-based services.	176
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President and Assistant General Counsel, of Nuveen Investments, LLC; Managing Director (since 2002) and Assistant Secretary and Associate General Counsel, formerly, Vice President (since 1997), of Nuveen Asset Management; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002); Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management, Inc., Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC and Santa Barbara Asset Management, LLC (since 2006); formerly, Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary, formerly, Vice President of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Chartered Financial Analyst.	176

30

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Julia L. Antonatos 9/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2004	Managing Director (since 2005), formerly, Vice President (since 2002) of Nuveen Investments, LLC; Chartered Financial Analyst.	176

Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC.	176

Alan A. Brown 8/1/62 333 West Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	57

Peter H. D’Arrigo 11/28/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	1999	Vice President and Treasurer of Nuveen Investments, LLC and of Nuveen Investments, Inc. (since 1999); Vice President and Treasurer of Nuveen Asset Management (since 2002) and of Nuveen Investments Advisers Inc. (since 2002); Assistant Treasurer of NWQ Investment Management Company, LLC. (since 2002); Vice President and Treasurer of Nuveen Rittenhouse Asset Management, Inc. (since 2003); Treasurer of Symphony Asset Management LLC (since 2003) and Santa Barbara Asset Management, LLC (since 2006); Assistant Treasurer, Tradewinds Global Investors, LLC (since 2006); formerly, Vice President and Treasurer (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Chartered Financial Analyst.	176

Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004), formerly, Vice President of Nuveen Investments, LLC, Managing Director (2004) formerly, Vice President (1998-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Managing Director (since 2005) of Nuveen Asset Management.	176

William M. Fitzgerald 3/2/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	1995	Managing Director (since 2002), formerly, Vice President of Nuveen Investments, LLC; Managing Director (1997-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Managing Director (since 2001) of Nuveen Asset Management ; Vice President (since 2002) of Nuveen Investments Advisers Inc.; Chartered Financial Analyst.	176

Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; formerly, Vice President and Funds Controller (1998-2004) of Nuveen Investments, Inc.; Certified Public Accountant.	176

Walter M. Kelly 2/24/70 333 West Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Assistant Vice President and Assistant Secretary of the Nuveen Funds (2003-2006); Assistant Vice President and Assistant General Counsel (since 2003) of Nuveen Investments, LLC; previously, Associate (2001-2003) at the law firm of Vedder, Price, Kaufman & Kammholz.	176

31

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Vice President (since 2000) of Nuveen Investments, LLC; Certified Public Accountant.	176

Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Vice President of Nuveen Investments, LLC (since 1999).	176

Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President (since 2000), Assistant Secretary and Assistant General Counsel (since 1998) of Rittenhouse Asset Management, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), and Tradewinds Global Investors, LLC and Santa Barbara Asset Management, LLC (since 2006).	176

Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Vice President and Assistant General Counsel, Nuveen Investments, LLC (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	176

John V. Miller 4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Investments, LLC; Chartered Financial Analyst.	176

John S. White 5/12/67 333 West Wacker Drive Chicago, IL 60606	Vice President	2007	Vice President (since 2006) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	57

(1)	Mr. Schwertfeger is an “interested person” of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.
(2)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.
(4)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

32

Fund Information

Fund Manager Nuveen Asset Management 333 West Wacker Drive Chicago, IL 60606	Legal Counsel Chapman and Cutler LLP Chicago, IL Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL Custodian State Street Bank & Trust Company Boston, MA	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of the number of years to maturity of the bonds in a Fund’s portfolio, computed by weighting each bond’s time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment’s current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC 30-Day Yield: A standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.

Quarterly Portfolio of Investments and Proxy Voting information: Each Fund’s (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2006, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

33

Learn more

about Nuveen Funds at

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Nuveen Investments:

SERVING Investors

For GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.

Managing approximately $166 billion in assets as of March 31, 2007, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: NWQ, specializing in value-style equities; Nuveen, managing fixed-income investments; Santa Barbara, committed to growth equities; Tradewinds, specializing in global value equities; Rittenhouse, focused on “blue-chip” growth equities; and Symphony, with expertise in alternative investments as well as equity and income portfolios.

Find out how we can help you reach your financial goals.

To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at (800) 257-8787. Please read the information carefully before you invest.

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NOT FDIC INSURED    MAY LOSE VALUE    NO BANK GUARANTEE

Dear Shareholder,

I am pleased to report that over the 12-month period covered by this report your Fund continued to provide you with attractive tax-free monthly income. More details about the performance and management strategy of your Fund over this period can be found in the Portfolio Manager’s Comments and Fund Spotlight sections of this report.

I also wanted to take this opportunity to report some important news about Nuveen Investments. We have accepted a “growth buyout” offer from a private equity investment firm. While this may affect the corporate structure of Nuveen Investments, it will have no impact on the investment objectives of the Funds, their portfolio management strategies or their dividend policies. We will provide you with additional information about this transaction as more details become available.

In addition to being a valuable option for fixed income investing, municipal bonds may help you achieve and benefit from greater portfolio diversification – a potential way to reduce some of the risk that comes with investing. I encourage you to consult your financial advisor who can explain how a well balanced portfolio can lower the overall investment risk over the long term.

As you look through this report, be sure to review the inside front cover. This contains information on how you can receive future Fund reports and other Fund information faster by using e-mails and the internet. You may also help your Fund reduce expenses. Sign up is quick and easy – just follow the step-by-step instructions.

For more than 100 years, Nuveen has specialized in offering quality investments to those seeking to accumulate and preserve wealth. Our highest commitment remains to continually meet the needs of our institutional and individual clients as well as the consultants and financial advisors who serve them. We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Timothy R. Schwertfeger

Chairman of the Board

July 16, 2007

“In addition to being a valuable option for fixed income investing, municipal bonds may help you achieve and benefit from greater portfolio diversification”

Annual Report    Page 1

Portfolio Manager’s Comments for the Nuveen Maryland,

Pennsylvania, and Virginia Municipal Bond Funds

Portfolio manager Cathryn Steeves examines key investment strategies and the performance of the Nuveen Maryland, Pennsylvania, and Virginia Municipal Bond Funds. Cathryn, who has 11 years of investment experience, has managed the Funds since June 2006.

What factors had the greatest influence on the U.S. economy and the national municipal market during the 12-month period ended May 31, 2007?

Higher energy prices and a slumping housing market all contributed to a slowdown in economic growth over much of this reporting period. In the second quarter of 2006, the U.S. gross domestic product (GDP) – a measure of the goods and services produced by the nation – expanded at an annual rate of 2.6 percent, less than half of the previous quarter’s growth. The economy remained sluggish for the rest of the year, with annualized GDP increases of 2.0 percent and 2.5 percent in the third and fourth quarters of 2006, respectively. In the first three months of 2007, the GDP grew at an annualized rate of just 0.6 percent.

The housing market’s troubles largely stemmed from higher short-term interest rates. When this reporting period began on June 1, 2006, the benchmark federal funds rate was 5 percent. By month’s end, the Federal Reserve Board had raised this rate by a quarter-percentage-point. Beginning in August, the Fed opted to leave this short-term rate at 5.25 percent, given what they saw as evidence of a gradual economic slowdown coupled with manageable inflation. It was the first time in two years that the U.S. central bank did not raise rates at a regularly scheduled meeting. The Fed maintained this 5.25 rate at its remaining five meetings during the course of the reporting period.

About a month into this 12-month reporting period, municipal bond yields began to fall, especially on longer-dated securities, as investors anticipated an end to Fed rate hikes – and even the potential for a 2007 rate cut. The yield curve – a graphical representation of bond yields across a range of maturities – flattened during the period, with short-term interest rates rising modestly while the prices of many longer-term issues rose and their yields dropped (bond yields and prices move in opposite directions). Much of this rate decline on the curve’s long end came from strong demand from numerous new market participants, including large institutional and foreign investors.

The continued outperformance of lower-rated securities also drove municipal bond performance. Credit spreads – reflecting the generally higher yields paid to investors for owning riskier bonds – remained extremely tight by historical standards. The tight spreads reflected the market’s continued confidence that the economy could achieve a “soft landing” by slowing down gently but avoiding a recession. A low default rate among issuers and investors’ ongoing search for yield in a historically low interest-rate environment also benefited the high-yield municipal market. On a sector basis, bonds backed by the 1998 master tobacco settlement agreement tended to be particularly solid performers, as were those in the health care and transportation sectors, among others.

Over the 12 months ended May 31, 2007, about $423 billion worth of new municipal debt was issued nationally – a 15 percent increase compared with the prior 12 months. Much of the new supply came from an increase in bond refundings, as issuers sought to refinance their older, higher-interest-rate debt with newer, lower-coupon bonds. Despite the substantial supply, the increase in demand for municipal securities in recent years limited the availability of bonds for purchase by traditional mutual fund investors.

The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

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Class A Shares—

Average Annual Total Returns

as of 5/31/07

	1-Year	5-Year	10-Year
Nuveen Maryland Municipal Bond Fund A Shares at NAV A Shares at Offer	4.15% -0.25%	4.78% 3.88%	4.84% 4.39%
Lipper Maryland Municipal Debt Funds Category Average[1]	3.90%	3.93%	4.53%
Lehman Brothers Municipal Bond Index[2]	4.84%	4.94%	5.60%

Nuveen Pennsylvania Municipal Bond Fund
A Shares at NAV A Shares at Offer	4.51% 0.15%	4.81% 3.91%	5.06% 4.61%
Lipper Pennsylvania Municipal Debt Funds Category Average[1]	4.29%	4.45%	4.70%
Lehman Brothers Municipal Bond Index[2]	4.84%	4.94%	5.60%

Nuveen Virginia Municipal Bond Fund A Shares at NAV A Shares at Offer	4.60% 0.21%	4.99% 4.08%	5.09% 4.63%
Lipper Virginia Municipal Debt Funds Category Average[1]	3.91%	4.05%	4.67%
Lehman Brothers Municipal Bond Index[2]	4.84%	4.94%	5.60%

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 4.2 percent maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

How did the Funds perform during the 12 months ended May 31, 2007?

The nearby table provides total return performance information for the three Funds discussed in this report for the one-, five-, and ten-year periods ended May 31, 2007. Each Fund’s performance is compared with the national Lehman Brothers Municipal Bond Index, as well as with its Lipper peer group category average. The factors determining the performance of each Fund are discussed later in the report.

The Maryland, Pennsylvania, and Virginia Funds all saw their Class A shares at net asset value outperform their respective Lipper peer group averages during the 12 month period, while all three portfolios trailed the national Lehman Brothers index. Although we believe that comparing the performance of state Funds with that of a national municipal index may offer some insights into how the Funds performed relative to the general municipal market, we also think that closely comparing the results of state Funds with a national average provides an incomplete picture, because most of the national index’s results come from out-of-state bonds.

What type of economic and municipal market environment did the three states profiled in this report experience during the period?

Municipal bond issuance in Maryland totaled about $6.4 billion during the 12-month reporting period, 35 percent higher than in the prior 12 months and well above the national increase of 15 percent. The state remained economically healthy, benefiting from its location near Washington, D.C., and the growing federal government employment in the area. During the 2006 fiscal

1	For each Fund, the Lipper category average shown represents the average annualized total return for all reporting funds for the periods ended May 31, 2007. The Lipper categories contained 37, 32 and 26 funds in the Lipper Maryland Municipal Debt Funds Category, 52, 51 and 47 funds in the Lipper Pennsylvania Municipal Debt Funds Category and 34, 32 and 28 funds in the Lipper Virginia Municipal Debt Funds Category for the respective one-, five- and ten-year periods ended May 31, 2007. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.

2	The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

Annual Report    Page 3

year, the state posted a surplus of $911 million to its general fund and earned revenues of $47 million above forecasts. For fiscal 2007, the state’s $29 billion budget provides additional funding for schools, health care, and higher education, and includes no new taxes. The governor’s proposed fiscal 2008 budget calls for minimal spending increases, no major tax hikes, and making use of the state’s ample “rainy day” fund. As of May 2007, Maryland’s unemployment rate stood at 3.6 percent, better than the 3.9 percent rate of a year earlier and almost a full percentage point better than the national average of 4.5 percent. At period end, Maryland’s credit ratings from Moody’s and Standard & Poor’s were the highest possible, at Aaa and AAA, respectively.

Pennsylvania’s $56 billion budget for the 2007 fiscal year was adopted in June 2006. It called for approximately $26 billion in general fund spending, expanded allocations to children’s health care and education, and cuts in certain business taxes. Recently, Governor Rendell proposed a $59 billion budget for fiscal 2008 that raised general fund spending to more than $27 billion, and included an increase in education spending as well as higher state sales taxes. With the commonwealth’s economy still more dependent on manufacturing than the nation as a whole, continued weakness in that portion of the economy countered growth in the services sector. As of May 2007, Pennsylvania’s jobless rate was 4.2 percent, better than the levels of a year earlier as well as the national average. Municipal bond issuance in the commonwealth was about $19.6 billion during the 12-month period, a year-over-year increase of 24 percent and above the national increase as well. At period end, Pennsylvania’s credit ratings were Aa2 and AA from Moody’s and Standard & Poor’s, respectively, both of which maintained a stable outlook on the commonwealth.

Similar to Maryland, Virginia’s economy continued to benefit from the stability afforded by significant federal employment, especially in the defense industry. The commonwealth finished fiscal 2006 with a general fund surplus of $910 million, a rainy day fund of $1.1 billion, and, thanks to higher-than-expected income-tax collections, a revenue surplus of $1.5 billion. In June 2006, Virginia adopted its 2007-08 biennial budget, which called for general fund spending of nearly $35 billion over the two-year period, included no major tax increases, and provided for higher spending on education and transportation needs. The commonwealth’s jobless rate of 2.9 percent in May 2007 was one of the nation’s lowest. At period end, Moody’s and Standard & Poor’s maintained their credit ratings on the commonwealth of Aaa and AAA, respectively. During the past 12 months, Virginia municipal issuance totaled $9.7 billion, a year-over-year increase of 58 percent and significantly higher than the national average for the same period.

What strategies were used to manage the Funds during the period? How did these strategies influence performance?

All three Funds were managed with similar strategies, although our ability to implement these strategies varied depending on the individual characteristics of the three portfolios as well as market conditions within each state.

As always, we focused on careful duration management in all three portfolios. We were successful in our efforts to keep the Funds’ durations – meaning their price sensitivity to changes in interest rates – within a close range of our target levels. When adding bonds to the portfolios, we looked for securities with maturities between 20 and 30 years. We generally preferred bonds at the longer end of that range, as these holdings enabled us to capture additional income for the portfolios as well as keep their durations close to our targets. We also took advantage of suitable opportunities to buy non-callable and zero-coupon bonds, both of which provided us with additional interest-rate price sensitivity and could be expected to perform well in the event of a bond market rally. When selling securities, we generally chose shorter-dated holdings whose future performance potential we believed would be limited.

Annual Report    Page 4

Generally, our duration positioning proved to be a positive for all three Funds. We were relatively underweighted in short-maturity bonds, overweighted in the intermediate part of the yield curve, and underweighted in long-dated holdings. Although owning more long-duration securities would have added to performance in relative terms over this period, the positive influence of our underexposure to poor-performing shorter bonds and the solid performance of our intermediate-duration bonds more than made up for this underweighting on the long end.

Another tactic during this period was to take advantage of opportunities to invest in lower-rated bonds when we believed they offered sufficient value and income in exchange for their greater credit risk. In particular, our exposure to BBB and lower-rated bonds was helpful for performance in an environment of tight credit spreads. Despite several years of strong performance from lower-rated bonds, we were able to find new securities to purchase, with the amount varying by state. In all three Funds, for example, we found good value in the health care sector. Many of our new purchases in this group offered 30-year maturities, which helped us meet our duration goals. In the Maryland and Pennsylvania Funds, we were active purchasers of higher education bonds, but we found few attractive new opportunities in this sector to add to the Virginia Fund. Overall, the performance of all three Funds was particularly helped by our allocations to the health care, higher education, and industrial development revenue sectors.

In all three portfolios, we were significantly represented in the single-family housing sector. We liked bonds in this part of the market because they tended to offer better yields than those in other sectors. In addition, we liked the bonds’ defensive characteristics, meaning that they are expected to perform better in a rising-interest-rate environment. However, during the past year, our allocation to this sector detracted from results in an otherwise generally positive climate for municipal bonds. Nevertheless, we believe our exposure to this relatively defensive sector could be helpful for future performance if rates rise from current low levels.

Another performance negative for the Maryland and Pennsylvania Funds was our relative lack of exposure to bonds backed by tobacco company revenues. These types of bonds are not issued in either state, though we did maintain a small, positive-performing allocation to Puerto Rico-issued tobacco bonds (U.S. territorial bonds generally are fully tax-exempt in all 50 states). We did participate in Virginia’s tobacco bond issuance and the Fund’s performance was helped significantly when these holdings were advance refunded and enjoyed substantial price appreciation.

One notable new position added to the Maryland Fund during the period was an inverse-floating-rate bond (“inverse floater”) whose level of income varies inversely with interest rates.3 We established this position to provide additional income to the portfolio. We did not find suitable opportunities to add new inverse floaters to the Pennsylvania and Virginia Funds during the year.

Dividend Information

Throughout the 12-month period, the monthly tax-free dividends of all three Funds remained stable. Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative

3	A financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen funds, that index is typically The Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA.) Inverse floaters, including those inverse floating rate securities the Funds invested in during the 12 month period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in This Report sections of this shareholder report.

Annual Report    Page 5

UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of May 31, 2007, the Maryland and Virginia Funds had positive UNII balances for both financial statement and tax purposes. The Pennsylvania Fund had a negative UNII balance for financial statement purposes and a positive UNII balance for tax purposes.

Nuveen Maryland Municipal Bond Fund

Growth of an Assumed $10,000 Investment

Nuveen Pennsylvania Municipal Bond Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the Lehman Brothers Municipal Bond Index. Returns would be different for the other share classes. The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The index does not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Annual Report    Page 6

Nuveen Virginia Municipal Bond Fund

Growth of an Assumed $10,000 Investment

The graph does not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Fund compared with the Lehman Brothers Municipal Bond Index. Returns would be different for the other share classes. The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The index does not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Fund’s returns include reinvestment of all dividends and distributions, and the Fund’s returns at the offer price depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Annual Report    Page 7

Fund Spotlight as of 5/31/07 Nuveen Maryland Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$10.48	$10.50	$10.46	$10.50
Latest Monthly Dividend[1]	$0.0325	$0.0260	$0.0280	$0.0345
Inception Date	9/07/94	3/06/97	9/16/94	2/28/92

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, C and R share returns are actual. Class B share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 5/31/07
A Shares	NAV	Offer
1-Year	4.15%	-0.25%
5-Year	4.78%	3.88%
10-Year	4.84%	4.39%
B Shares	w/o CDSC	w/CDSC
1-Year	3.48%	-0.52%
5-Year	4.01%	3.84%
10-Year	4.22%	4.22%
C Shares	NAV
1-Year	3.63%
5-Year	4.21%
10-Year	4.28%
R Shares	NAV
1-Year	4.38%
5-Year	4.99%
10-Year	5.06%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[2]	3.72%	3.56%
SEC 30-Day Yield[3]	3.48%	3.34%
Taxable-Equivalent Yield[3,4]	5.07%	4.87%
B Shares	NAV
Dividend Yield[2]	2.97%
SEC 30-Day Yield	2.73%
Taxable-Equivalent Yield[4]	3.98%
C Shares	NAV
Dividend Yield[2]	3.21%
SEC 30-Day Yield	2.93%
Taxable-Equivalent Yield[4]	4.27%
R Shares	NAV
Dividend Yield[2]	3.94%
SEC 30-Day Yield	3.68%
Taxable-Equivalent Yield[4]	5.36%

Average Annual Total Returns as of 6/30/07
A Shares	NAV	Offer
1-Year	3.85%	-0.47%
5-Year	4.38%	3.49%
10-Year	4.68%	4.23%
B Shares	w/o CDSC	w/CDSC
1-Year	2.99%	-1.01%
5-Year	3.61%	3.44%
10-Year	4.06%	4.06%
C Shares	NAV
1-Year	3.23%
5-Year	3.81%
10-Year	4.12%
R Shares	NAV
1-Year	4.08%
5-Year	4.58%
10-Year	4.90%

Portfolio Statistics
Net Assets ($000)	$146,404
Average Effective Maturity on Securities (Years)	16.31
Average Duration	6.78

Expense Ratios

Share Class	Gross Expense Ratio	Net Expense Ratio	As of Date
Class A	0.89%	0.87%	5/31/06
Class B	1.65%	1.62%	5/31/06
Class C	1.44%	1.42%	5/31/06
Class R	0.69%	0.67%	5/31/06

The net expense ratio reflects a custody fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, expenses would be higher and total returns would be less. This expense ratio may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include expense waivers or reimbursements.

1	Paid June 1, 2007. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2007.

2	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund’s portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

3	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

4	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.4%.

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Fund Spotlight as of 5/31/07 Nuveen Maryland Municipal Bond Fund

Bond Credit Quality1

Industries[1]
Tax Obligation/General	22.3%
Tax Obligation/Limited	18.8%
Health Care	16.3%
U.S. Guaranteed	14.3%
Education and Civic Organizations	10.2%
Housing/Multifamily	4.7%
Other	13.4%
1	As a percentage of total investments as of May 31, 2007. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (12/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/07)	$997.60	$994.00	$995.10	$998.70	$1,019.70	$1,015.91	$1,016.95	$1,020.69
Expenses Incurred During Period	$5.23	$9.00	$7.96	$4.24	$5.29	$9.10	$8.05	$4.28

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.05%, 1.81%, 1.60% and ..85% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

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Fund Spotlight as of 5/31/07 Nuveen Pennsylvania Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$10.39	$10.39	$10.35	$10.36
Latest Monthly Dividend[1]	$0.0335	$0.0270	$0.0290	$0.0355
Inception Date	10/29/86	2/03/97	2/02/94	2/03/97

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A and C share returns are actual. Class B and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Class B) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 5/31/07
A Shares	NAV	Offer
1-Year	4.51%	0.15%
5-Year	4.81%	3.91%
10-Year	5.06%	4.61%
B Shares	w/o CDSC	w/CDSC
1-Year	3.64%	-0.36%
5-Year	4.04%	3.87%
10-Year	4.43%	4.43%
C Shares	NAV
1-Year	3.89%
5-Year	4.24%
10-Year	4.48%
R Shares	NAV
1-Year	4.66%
5-Year	5.02%
10-Year	5.26%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[2]	3.87%	3.71%
SEC 30-Day Yield[3]	3.52%	3.37%
Taxable-Equivalent Yield[3,4]	5.04%	4.83%
B Shares	NAV
Dividend Yield[2]	3.12%
SEC 30-Day Yield	2.78%
Taxable-Equivalent Yield[4]	3.98%
C Shares	NAV
Dividend Yield[2]	3.36%
SEC 30-Day Yield	2.96%
Taxable-Equivalent Yield[3]	4.24%
R Shares	NAV
Dividend Yield[2]	4.11%
SEC 30-Day Yield	3.72%
Taxable-Equivalent Yield[4]	5.33%

Average Annual Total Returns as of 6/30/07
A Shares	NAV	Offer
1-Year	4.42%	0.02%
5-Year	4.46%	3.57%
10-Year	4.87%	4.43%
B Shares	w/o CDSC	w/CDSC
1-Year	3.64%	-0.36%
5-Year	3.69%	3.52%
10-Year	4.24%	4.24%
C Shares	NAV
1-Year	3.79%
5-Year	3.90%
10-Year	4.29%
R Shares	NAV
1-Year	4.57%
5-Year	4.67%
10-Year	5.08%

Portfolio Statistics
Net Assets ($000)	$211,093
Average Effective Maturity on Securities (Years)	15.69
Average Duration	6.11

Expense Ratios

Share Class	Gross Expense Ratio	Net Expense Ratio	As of Date
Class A	0.87%	0.85%	5/31/06
Class B	1.63%	1.61%	5/31/06
Class C	1.42%	1.40%	5/31/06
Class R	0.68%	0.66%	5/31/06

The net expense ratio reflects a custody fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, expenses would be higher and total returns would be less. This expense ratio may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include expense waivers or reimbursements.

1	Paid June 1, 2007. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2007.

2	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund’s portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

3	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

4	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 30.2%.

Annual Report    Page 10

Fund Spotlight as of 5/31/07 Nuveen Pennsylvania Municipal Bond Fund

Bond Credit Quality1

Industries[1]
Tax Obligation/General	20.1%
Education and Civic Organizations	16.0%
U.S. Guaranteed	14.2%
Health Care	9.6%
Transportation	8.8%
Water and Sewer	8.2%
Tax Obligation/Limited	6.9%
Housing/Multifamily	4.9%
Other	11.3%
1	As a percentage of total investments as of May 31, 2007. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (12/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/07)	$1,000.10	$996.40	$997.50	$1,001.20	$1,020.74	$1,016.95	$1,018.00	$1,021.74
Expenses Incurred During Period	$4.19	$7.96	$6.92	$3.19	$4.23	$8.05	$6.99	$3.23

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .84%, 1.60%, 1.39% and ..64% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Annual Report    Page 11

Fund Spotlight as of 5/31/07 Nuveen Virginia Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$10.81	$10.78	$10.80	$10.77
Latest Monthly Dividend[1]	$0.0340	$0.0275	$0.0290	$0.0360
Latest Capital Gain Distribution[2]	$0.0115	$0.0115	$0.0115	$0.0115
Inception Date	3/27/86	2/03/97	10/04/93	2/03/97

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A and C share returns are actual. Class B and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Class B) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 5/31/07
A Shares	NAV	Offer
1-Year	4.60%	0.21%
5-Year	4.99%	4.08%
10-Year	5.09%	4.63%
B Shares	w/o CDSC	w/CDSC
1-Year	3.86%	-0.14%
5-Year	4.23%	4.06%
10-Year	4.47%	4.47%
C Shares	NAV
1-Year	4.03%
5-Year	4.44%
10-Year	4.52%
R Shares	NAV
1-Year	4.75%
5-Year	5.19%
10-Year	5.29%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[3]	3.77%	3.62%
SEC 30-Day Yield[4]	3.64%	3.49%
Taxable-Equivalent Yield[4,5]	5.36%	5.14%
B Shares	NAV
Dividend Yield[3]	3.06%
SEC 30-Day Yield	2.88%
Taxable-Equivalent Yield[5]	4.24%
C Shares	NAV
Dividend Yield[3]	3.22%
SEC 30-Day Yield	3.09%
Taxable-Equivalent Yield[5]	4.55%
R Shares	NAV
Dividend Yield[3]	4.01%
SEC 30-Day Yield	3.84%
Taxable-Equivalent Yield[5]	5.66%

Average Annual Total Returns as of 6/30/07
A Shares	NAV	Offer
1-Year	4.31%	-0.09%
5-Year	4.67%	3.78%
10-Year	4.93%	4.48%
B Shares	w/o CDSC	w/CDSC
1-Year	3.58%	-0.42%
5-Year	3.90%	3.72%
10-Year	4.31%	4.31%
C Shares	NAV
1-Year	3.74%
5-Year	4.10%
10-Year	4.35%
R Shares	NAV
1-Year	4.56%
5-Year	4.86%
10-Year	5.13%

Portfolio Statistics
Net Assets ($000)	$326,493
Average Effective Maturity on Securities (Years)	15.85
Average Duration	6.67

Expense Ratios

Share Class	Gross Expense Ratio	Net Expense Ratio	As of Date
Class A	0.84%	0.82%	5/31/06
Class B	1.60%	1.58%	5/31/06
Class C	1.39%	1.37%	5/31/06
Class R	0.64%	0.62%	5/31/06

The net expense ratio reflects a custody fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, expenses would be higher and total returns would be less. This expense ratio may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include expense waivers or reimbursements.

1	Paid June 1, 2007. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2007.

2	Paid December 5, 2006. Capital gains are subject to federal taxation.

3	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund’s portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

4	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

5	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.1%.

Annual Report    Page 12

Fund Spotlight as of 5/31/07 Nuveen Virginia Municipal Bond Fund

Bond Credit Quality1

Industries[1]
Tax Obligation/Limited	26.1%
U.S. Guaranteed	19.6%
Tax Obligation/General	13.3%
Health Care	8.0%
Transportation	7.4%
Housing/Single Family	4.9%
Water and Sewer	4.1%
Housing/Multifamily	3.6%
Other	13.0%
1	As a percentage of total investments as of May 31, 2007. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (12/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/07)	$1,001.40	$996.90	$998.70	$1,001.60	$1,020.34	$1,016.55	$1,017.55	$1,021.34
Expenses Incurred During Period	$4.59	$8.36	$7.37	$3.59	$4.63	$8.45	$7.44	$3.63

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .92%, 1.68%, 1.48% and ..72% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Annual Report    Page 13

Portfolio of Investments

Nuveen Maryland Municipal Bond Fund

May 31, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Consumer Discretionary – 1.6%

$2,260	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A, 5.250%, 9/01/39 – XLCA Insured	9/16 at 100.00	AAA	$2,416,051
	Consumer Staples – 1.2%

1,495	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/12 at 100.00	BBB	1,564,518

125	Tobacco Settlement Financing Corporation, Virgin Islands, Tobacco Settlement Asset-Backed Bonds, Series 2001, 5.000%, 5/15/31	5/11 at 100.00	Baa3	126,878
1,620	Total Consumer Staples			1,691,396
	Education and Civic Organizations – 10.7%

625	Frederick County, Maryland, Educational Facilities Revenue Bonds, Mount Saint Mary’s College, Series 2006, 5.625%, 9/01/38	9/16 at 100.00	BBB–	665,019

645	Hartford County, Maryland, Economic Development Revenue Bonds, Battelle Memorial Institute, Series 2004, 5.250%, 4/01/34	4/14 at 100.00	A+	679,740

	Maryland Economic Development Corporation, Utility Infrastructure Revenue Bonds, University of Maryland – College Park, Series 2001:
980	5.375%, 7/01/15 – AMBAC Insured	7/11 at 100.00	AAA	1,036,321
725	5.375%, 7/01/16 – AMBAC Insured	7/11 at 100.00	AAA	766,666

500	Maryland Health and Higher Educational Facilities Authority, Educational Facilities Leasehold Mortgage Revenue Bonds, McLean School, Series 2001, 6.000%, 7/01/31	7/08 at 102.00	BBB–	516,030

	Maryland Health and Higher Educational Facilities Authority, Mortgage Revenue Bonds, Green Acres School, Series 1998:
665	5.300%, 7/01/18	7/07 at 101.00	BBB–	671,058
1,000	5.300%, 7/01/28	7/07 at 101.00	BBB–	1,005,530

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Bullis School, Series 2000:
250	5.250%, 7/01/25 – FSA Insured	1/11 at 101.00	AAA	261,815
500	5.250%, 7/01/30 – FSA Insured	1/11 at 101.00	AAA	523,630

625	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Goucher College, Series 2004, 5.125%, 7/01/34	7/14 at 100.00	A–	650,369

625	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2001, 5.500%, 6/01/32	6/11 at 100.00	Baa1	647,188

1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Refunding Bonds, Johns Hopkins University, Series 1998, 5.125%, 7/01/20	7/08 at 102.00	AA	1,032,670

815	Montgomery County Revenue Authority, Maryland, Lease Revenue Bonds, Montgomery College Arts Center Project, Series 2005A, 5.000%, 5/01/20	5/15 at 100.00	A1	858,219

550	Morgan State University, Maryland, Student Tuition and Fee Revenue Bonds, Academic Fees and Auxiliary Facilities, Series 2003A, 5.000%, 7/01/20 – FGIC Insured	7/13 at 100.00	AAA	576,543

1,500	Morgan State University, Maryland, Student Tuition and Fee Revenue Refunding Bonds, Academic Fees and Auxiliary Facilities, Series 1993, 6.100%, 7/01/20 – MBIA Insured	No Opt. Call	AAA	1,771,260

	University of Maryland, Auxiliary Facility and Tuition Revenue Bonds, Series 2003A:
1,000	5.000%, 4/01/15	4/13 at 100.00	AA	1,054,180
500	5.000%, 4/01/19	4/13 at 100.00	AA	524,300

1,100	University of Maryland, Auxiliary Facility and Tuition Revenue Bonds, Series 2006A, 5.000%, 10/01/22	10/16 at 100.00	AA	1,170,367

1,250	Westminster, Maryland, Educational Facilities Revenue Bonds, McDaniel College, Series 2006, 4.500%, 11/01/36	11/16 at 100.00	BBB+	1,214,213
14,855	Total Education and Civic Organizations			15,625,118
	Energy – 0.3%

400	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project Hovensa LLC, Series 2007, 4.700%, 7/01/22 (Alternative Minimum Tax)	1/15 at 100.00	BBB	399,684

14

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Health Care – 17.0%

$5,000	Baltimore County, Maryland, Catholic Health Initiatives, Revenue Bonds, Series 2006A, 4.500%, 9/01/33	9/16 at 100.00	AA	$4,853,448

675	Maryland Health and Higher Education Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 2006, 5.000%, 7/01/36	7/16 at 100.00	A	686,806

820	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Calvert Memorial Hospital, Series 2004, 5.500%, 7/01/36	7/14 at 100.00	A2	874,095

1,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Carroll County General Hospital, Series 2002, 5.800%, 7/01/32	7/12 at 100.00	Baa1	1,594,170

965	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Civista Medical Center, Series 2005, 5.000%, 7/01/37 – RAAI Insured	7/14 at 100.00	AA	991,296

950	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Doctors Community Hospital, Series 2007A, 5.000%, 7/01/29	7/17 at 100.00	Baa1	968,430

800	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Frederick Memorial Hospital, Series 2002, 5.125%, 7/01/35	7/12 at 100.00	Baa1	816,448

750	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Greater Baltimore Medical Center, Series 2001, 5.000%, 7/01/34	7/11 at 100.00	A+	758,933

2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Kaiser Permanente System, Series 1998A, 5.375%, 7/01/15	6/09 at 101.00	A+	2,068,060

1,785	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Kennedy Krieger Institute, Series 2003, 5.500%, 7/01/33	7/13 at 100.00	Baa3	1,855,418

525	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2004A, 5.125%, 7/01/34	7/14 at 100.00	A	538,288

850	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24	8/14 at 100.00	A3	888,888

800	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Union Hospital of Cecil County, Series 2002, 5.625%, 7/01/32	7/12 at 100.00	A3	843,616

645	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 1991B, 7.000%, 7/01/22 – FGIC Insured	No Opt. Call	AAA	824,691

500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 2002, 6.000%, 7/01/22	7/12 at 100.00	A	539,015

500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 2004B, 5.000%, 7/01/24 – AMBAC Insured	7/13 at 100.00	AAA	521,260

2,300	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2006A, 5.000%, 7/01/34 – MBIA Insured (UB)	7/16 at 100.00	AAA	2,406,720

2,000	Prince George’s County, Maryland, Revenue Bonds, Dimensions Health Corporation, Series 1994, 5.375%, 7/01/14	7/07 at 100.00	B3	1,882,420

1,000	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Hospital Revenue Bonds, Auxilio Mutuo Hospital, Series 1995A, 6.250%, 7/01/16 – MBIA Insured	7/07 at 100.00	AAA	1,002,010
24,365	Total Health Care			24,914,012
	Housing/Multifamily – 4.9%

750	Baltimore County, Maryland, GNMA Collateralized Revenue Refunding Bonds, Cross Creek Apartments, Series 1998A, 5.250%, 10/20/33	10/08 at 102.00	AAA	762,615

500	Maryland Community Development Administration, Housing Revenue Bonds, Series 1999A, 5.350%, 7/01/41 (Alternative Minimum Tax)	1/09 at 101.00	Aa2	507,045

1,000	Maryland Community Development Administration, Housing Revenue Bonds, Series 1999B, 6.250%, 7/01/32 (Alternative Minimum Tax)	1/10 at 100.00	Aa2	1,030,260

1,000	Maryland Community Development Administration, Multifamily Development Revenue Bonds, Auburn Manor, Series 1998A, 5.300%, 10/01/28 (Alternative Minimum Tax)	10/08 at 101.50	Aaa	1,014,640

15

Portfolio of Investments

Nuveen Maryland Municipal Bond Fund (continued)

May 31, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Housing/Multifamily (continued)

$600	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Sheppard Pratt University Village, Series 2001, 5.875%, 7/01/21 – ACA Insured	7/11 at 101.00	A	$638,904

570	Maryland Economic Development Corporation, Student Housing Revenue Refunding Bonds, University of Maryland College Park Projects, Series 2006, 5.000%, 6/01/33 – CIFG Insured	6/16 at 100.00	AAA	597,565

1,420	Montgomery County Housing Opportunities Commission, Maryland, FNMA/FHA-Insured Multifamily Housing Development Bonds, Series 1998A, 5.250%, 7/01/29 (Alternative Minimum Tax)	7/08 at 101.00	Aaa	1,439,468

200	Montgomery County Housing Opportunities Commission, Maryland, GNMA/FHA-Insured Multifamily Housing Revenue Bonds, Series 1995A, 6.000%, 7/01/20	7/07 at 100.00	Aa2	200,246

1,000	Prince George’s County Housing Authority, Maryland, GNMA Collateralized Mortgage Revenue Bonds, University Landing Apartments, Series 1999, 6.100%, 3/20/41 (Alternative Minimum Tax)	9/09 at 102.00	AAA	1,039,950
7,040	Total Housing/Multifamily			7,230,693
	Housing/Single Family – 4.7%

1,195	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006F, 4.900%, 9/01/26 (Alternative Minimum Tax)	9/15 at 100.00	Aa2	1,205,002

1,500	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006I, 4.875%, 9/01/26 (Mandatory put 3/01/22) (Alternative Minimum Tax)	3/16 at 100.00	Aa2	1,510,515

980	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006L, 4.900%, 9/01/31 (Alternative Minimum Tax)	9/16 at 100.00	Aa2	983,185

955	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006P, 4.700%, 3/01/37 (Alternative Minimum Tax)	3/16 at 100.00	Aa2	928,537

780	Maryland Community Development Administration, Housing and Community Development Residential Revenue Bonds, Series 2007D, 4.850%, 9/01/37 (WI/DD, Settling 6/20/07) (Alternative Minimum Tax)	3/17 at 100.00	Aa2	774,431

1,200	Maryland Community Development Administration, Residential Revenue Bonds, Series 2006B, 4.750%, 9/01/25 (Alternative Minimum Tax)	9/15 at 100.00	Aa2	1,201,140

5	Prince George’s County Housing Authority, Maryland, FHLMC/FNMA/GNMA Collateralized Single Family Mortgage Revenue Bonds, Series 2000A, 6.150%, 8/01/19 (Alternative Minimum Tax)	8/10 at 100.00	AAA	5,141

245	Puerto Rico Housing Finance Authority, Mortgage-Backed Securities Program Home Mortgage Revenue Bonds, Series 2003A, 4.875%, 6/01/34 (Alternative Minimum Tax)	6/13 at 100.00	AAA	246,379
6,860	Total Housing/Single Family			6,854,330
	Industrials – 0.8%

660	Maryland Economic Development Corporation, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2002, 4.600%, 4/01/16 (Alternative Minimum Tax)	4/12 at 101.00	BBB	654,951

500	Northeast Maryland Waste Disposal Authority, Baltimore, Resource Recovery Revenue Bonds, RESCO Retrofit Project, Series 1998, 4.750%, 1/01/12 (Alternative Minimum Tax)	1/09 at 101.00	BBB	503,845
1,160	Total Industrials			1,158,796
	Long-Term Care – 3.4%

1,955	Baltimore County, Maryland, Revenue Bonds, Oak Crest Village, Series 2007A, 5.000%, 1/01/37	1/17 at 100.00	BBB+	1,979,418

	Carroll County, Maryland, Revenue Refunding Bonds, EMA Obligated Group, Series 1999A:
500	5.500%, 1/01/19 – RAAI Insured	1/09 at 101.00	AA	515,100
500	5.625%, 1/01/25 – RAAI Insured	1/09 at 101.00	AA	516,050

1,965	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Ridge Retirement Community, Series 2007, 4.750%, 7/01/34	7/17 at 100.00	BBB+	1,944,250
4,920	Total Long-Term Care			4,954,818

16

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Materials – 1.1%

$1,500	Baltimore, Maryland, Port Facilities Revenue Bonds, Consolidation Coal Sales Company, Series 1984B, 6.500%, 10/01/11	10/07 at 100.00	A	$1,561,155
	Tax Obligation/General – 23.3%

	Anne Arundel County, Maryland, General Obligation Bonds, Series 2006:
560	5.000%, 3/01/21	3/16 at 100.00	AAA	596,921
435	5.000%, 3/01/21	3/16 at 100.00	AAA	463,680

400	Anne Arundel County, Maryland, Water and Sewer Revenue Bonds, Series 2006, 5.000%, 3/01/17	3/16 at 100.00	AAA	430,548

1,000	Baltimore County, Maryland, Metropolitan District Special Assessment Bonds, 67th Issue, 5.000%, 6/01/25	6/11 at 101.00	AAA	1,041,730

750	Baltimore, Maryland, General Obligation Consolidated Public Improvement Bonds, Series 2004A, 5.000%, 10/15/22 – AMBAC Insured	10/14 at 100.00	AAA	792,248

400	Carroll County, Maryland, Consolidated Public Improvement Bonds, Series 2005A, 5.000%, 12/01/16	12/15 at 100.00	AA	431,484

	Charles County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2006:
1,100	5.000%, 3/01/14	No Opt. Call	AA	1,173,293
300	5.000%, 3/01/16	No Opt. Call	AA	323,601

860	Frederick County, Maryland, General Obligation Public Facilities Bonds, Series 2006, 5.000%, 11/01/20	No Opt. Call	AA	941,562

	Frederick County, Maryland, Special Obligation Bonds, Villages of Lake Linganore Community Development Authority, Series 2001A:
550	5.600%, 7/01/20 – RAAI Insured	7/10 at 102.00	AA	584,095
210	5.700%, 7/01/29 – RAAI Insured	7/10 at 102.00	AA	223,180

	Frederick, Maryland, General Obligation Bonds, Series 2005:
1,500	5.000%, 8/01/16 – MBIA Insured	8/15 at 100.00	AAA	1,609,275
2,000	5.000%, 8/01/17 – MBIA Insured	8/15 at 100.00	AAA	2,148,740

1,525	Howard County, Maryland, Consolidated Public Improvement Bonds, Series 2004B, 5.000%, 8/15/18	2/14 at 100.00	AAA	1,615,677

1,000	Maryland, General Obligation Bonds, Series 2005, 5.000%, 8/01/17	8/15 at 100.00	AAA	1,074,370

9,000	Maryland, General Obligation Bonds, State and Local Facilities Loan, First Series 2001, 5.500%, 3/01/15 (UB)	No Opt. Call	AAA	9,981,270

1,000	Maryland, General Obligation Bonds, State and Local Facilities Loan, Series 2002A, 5.500%, 8/01/15	No Opt. Call	AAA	1,113,370

1,990	Montgomery County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2006, 5.000%, 5/01/16	No Opt. Call	AAA	2,154,712

1,000	Montgomery County, Maryland, Consolidated General Obligation Public Improvement Refunding Bonds, Series 2001, 5.250%, 10/01/13	10/11 at 101.00	AAA	1,064,630

	Prince George’s County, Maryland, General Obligation Consolidated Public Improvement Bonds, Series 2003A:
1,000	5.000%, 10/01/17	10/13 at 100.00	AA+	1,052,550
2,000	5.000%, 10/01/18	10/13 at 100.00	AA+	2,107,960

500	Washington Suburban Sanitary District, Montgomery and Prince George’s Counties, Maryland, Sewerage Disposal Bonds, Series 2005, 5.000%, 6/01/16	6/15 at 100.00	AAA	537,735

	Washington Suburban Sanitary District, Montgomery and Prince George’s Counties, Maryland, Water Supply Bonds, Series 2005:
1,230	5.000%, 6/01/16	6/15 at 100.00	AAA	1,322,828
1,250	5.000%, 6/01/19	6/15 at 100.00	AAA	1,333,100
31,560	Total Tax Obligation/General			34,118,559
	Tax Obligation/Limited – 19.6%

430	Anne Arundel County, Maryland, Tax Increment Financing Revenue Bonds, Parole Town Center Project, Series 2002, 5.000%, 7/01/12	No Opt. Call	N/R	432,954

1,000	Baltimore Board of School Commissioners, Maryland, Revenue Bonds, City Public School System, Series 2003A, 5.000%, 5/01/17	5/13 at 100.00	AA+	1,052,190

1,500	Baltimore, Maryland, Project Revenue Bonds, Series 2006, 5.000%, 7/01/31 – AMBAC Insured	7/16 at 100.00	AAA	1,581,105

17

Portfolio of Investments

Nuveen Maryland Municipal Bond Fund (continued)

May 31, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)		Value

	Tax Obligation/Limited (continued)

$1,000	Baltimore, Maryland, Revenue Refunding Bonds, Convention Center, Series 1998, 5.000%, 9/01/19 – MBIA Insured	9/08 at 102.00	AAA		$1,030,590

200	Baltimore, Maryland, Special Obligation Bonds, North Locust Point Project, Series 2005, 5.500%, 9/01/34	9/15 at 101.00	N/R		207,994

450	Hyattsville, Maryland, Special Obligation Bonds, University Town Center Project, Series 2004, 5.750%, 7/01/34	7/14 at 102.00	N/R		475,218

1,110	Maryland Community Development Administration, Infrastructure Financing Bonds, Series 2000A, 5.875%, 6/01/30 – MBIA Insured	6/10 at 101.00	Aaa		1,181,384

830	Maryland Department of Transportation, Certificates of Participation, Mass Transit Administration Project, Series 2000, 5.500%, 10/15/18 (Alternative Minimum Tax)	10/10 at 101.00	AA+		871,973

1,750	Maryland Department of Transportation, Consolidated Transportation Revenue Bonds, Series 2002, 5.500%, 2/01/16	No Opt. Call	AAA		1,947,750

935	Maryland Economic Development Corporation, Lease Revenue Bonds, Department of Transportation Headquarters Building, Series 2002, 5.375%, 6/01/19	6/12 at 100.50	AA+		998,543

	Maryland Economic Development Corporation, Lease Revenue Bonds, Montgomery County Town Square Parking Garage, Series 2002A:
430	5.000%, 9/15/13	9/12 at 100.00	AA+		453,246
650	5.000%, 9/15/16	9/12 at 100.00	AA+		684,567

1,540	Maryland Stadium Authority, Lease Revenue Bonds, Montgomery County Conference Center Facilities, Series 2003, 5.000%, 6/15/22	6/13 at 100.00	AA+		1,606,759

1,470	Montgomery County, Maryland, Lease Revenue Bonds, Metrorail Garage, Series 2002, 5.000%, 6/01/21	6/12 at 100.00	AA		1,533,651

500	Montgomery County, Maryland, Special Obligation Bonds, West Germantown Development District, Senior Series 2002A, 5.375%, 7/01/20 – RAAI Insured	7/12 at 101.00	AA		527,415

500	New Baltimore City Board of School Commissioners, Maryland, School System Revenue Bonds, Series 2000, 5.125%, 11/01/15	11/10 at 100.00	AA+		520,570

1,000	Prince George’s County, Maryland, Lease Revenue Bonds, Upper Marlboro Justice Center, Series 2003A, 5.000%, 6/30/14 – MBIA Insured	6/13 at 100.00	AAA		1,058,750

	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N:
3,000	5.500%, 7/01/29 – AMBAC Insured	No Opt. Call	AAA		3,484,018
5,000	5.250%, 7/01/30 – AMBAC Insured	No Opt. Call	AAA		5,647,248

7,030	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/43 – AMBAC Insured	No Opt. Call	AAA		1,336,122

1,000	Puerto Rico Municipal Finance Agency, Series 2002A, 5.250%, 8/01/21 – FSA Insured	8/12 at 100.00	AAA		1,061,120

1,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2006, 5.000%, 10/01/28 –FGIC Insured	10/16 at 100.00	AAA		1,056,840
32,325	Total Tax Obligation/Limited				28,750,007
	Transportation – 0.3%

500	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1996A, 6.250%, 6/01/26 (Alternative Minimum Tax)	6/07 at 101.00	CCC+		503,745
	U.S. Guaranteed – 14.9% (3)

1,250	Baltimore County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2002, 5.000%, 8/01/18 (Pre-refunded 8/01/12)	8/12 at 100.00	AAA		1,306,275

865	Baltimore, Maryland, Revenue Refunding Bonds, Water Projects, Series 1998A, 5.000%, 7/01/28 – FGIC Insured (ETM)	No Opt. Call	AAA		930,723

	Frederick County, Maryland, Educational Facilities Revenue Bonds, Mount St. Mary’s College, Series 2001A:
100	5.750%, 9/01/25 (Pre-refunded 3/01/10)	3/10 at 101.00	BBB–	(3)	105,766
100	5.800%, 9/01/30 (Pre-refunded 3/01/10)	3/10 at 101.00	BBB–	(3)	105,896

18

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)		Value

	U.S. Guaranteed (3) (continued)

	Frederick County, Maryland, General Obligation Public Facilities Bonds, Series 2002:
$1,250	5.000%, 11/01/20 (Pre-refunded 11/01/12)	11/12 at 101.00	AA	(3)	$1,331,388
1,250	5.000%, 11/01/21 (Pre-refunded 11/01/12)	11/12 at 101.00	AA	(3)	1,331,388

2,165	Gaithersburg, Maryland, Nursing Home Revenue Refunding Bonds, Shady Grove Adventist Nursing and Rehabilitation Center, Series 1992, 6.500%, 9/01/12 – FSA Insured (ETM)	No Opt. Call	AAA		2,318,477

1,000	Howard County, Maryland, Consolidated Public Improvement Refunding Bonds, Series 2002A, 5.250%, 8/15/18 (Pre-refunded 2/15/12)	2/12 at 100.00	AAA		1,061,660

1,100	Howard County, Maryland, Consolidated Public Improvement Refunding Bonds, Series 2003A, 5.000%, 8/15/14 (Pre-refunded 8/15/12)	8/12 at 100.00	AAA		1,161,490

	Maryland Economic Development Corporation, Health and Mental Hygiene Providers Revenue Bonds, Series 1996A:
835	7.625%, 4/01/21 (Pre-refunded 4/01/11)	4/11 at 102.00	N/R	(3)	942,473
630	7.625%, 4/01/21 (Pre-refunded 4/01/11)	4/11 at 102.00	N/R	(3)	711,087

	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Collegiate Housing Foundation – College Park, Series 1999A:
1,250	5.750%, 6/01/19 (Pre-refunded 6/01/09)	6/09 at 102.00	Baa2	(3)	1,319,663
250	5.750%, 6/01/24 (Pre-refunded 6/01/09)	6/09 at 102.00	Baa2	(3)	263,933

1,610	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Helix Health, Series 1997, 5.000%, 7/01/27 – AMBAC Insured (ETM)	No Opt. Call	AAA		1,743,952

750	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 2000, 6.750%, 7/01/30 (Pre-refunded 7/01/10)	7/10 at 101.00	A3	(3)	819,878

1,620	Maryland Transportation Authority, Revenue Refunding Bonds, Transportation Facilities Projects, First Series 1978, 6.800%, 7/01/16 (ETM)	No Opt. Call	AAA		1,822,273

300	Northern Mariana Islands, General Obligation Bonds, Series 2000A, 6.000%, 6/01/20 (Pre-refunded 6/01/10) – ACA Insured	6/10 at 100.00	AAA		319,116

1,175	Puerto Rico Infrastructure Financing Authority, Special Obligation Bonds, Series 2000A, 5.500%, 10/01/40	10/10 at 101.00	AAA		1,249,754

540	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20 (Pre-refunded 7/01/10)	7/10 at 100.00	AAA		556,184

750	University of Puerto Rico, University System Revenue Bonds, Series 2000O, 5.750%, 6/01/19 (Pre-refunded 6/01/10) – MBIA Insured	6/10 at 100.00	AAA		792,735

1,500	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 1999A, 6.500%, 10/01/24 (Pre-refunded 10/01/10)	10/10 at 101.00	BBB+	(3)	1,634,625
20,290	Total U.S. Guaranteed				21,828,736
	Utilities – 0.7%

1,000	Maryland Energy Financing Administration, Revenue Bonds, AES Warrior Run Project, Series 1995, 7.400%, 9/01/19 (Alternative Minimum Tax)	9/07 at 100.00	N/R		1,008,669
	Water and Sewer – 0.1%

100	Maryland Energy Financing Administration, Solid Waste Disposal Revenue Bonds, Baltimore Wheelabrator Water Projects LLC, Series 1996, 6.450%, 12/01/16 (Alternative Minimum Tax)	6/07 at 102.00	A–		102,150
$150,755	Total Investments (cost $150,270,308) – 104.6%				153,117,919

	Floating Rate Obligations – (5.1)%				(7,534,000)

	Other Assets Less Liabilities – 0.5%				819,782

	Net Assets – 100%				$146,403,701

19

Portfolio of Investments

Nuveen Maryland Municipal Bond Fund (continued)

May 31, 2007

The Fund may invest in “zero coupon” securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the portfolio with a 0.00% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

(1)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s or Moody’s rating. Ratings below BBB by Standard & Poor’s Group or Baa by Moody’s Investor Service, Inc. are considered to be below investment grade.

(3)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

See accompanying notes to financial statements.

20

Portfolio of Investments

Nuveen Pennsylvania Municipal Bond Fund

May 31, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Consumer Staples – 0.1%

$65	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Procter & Gamble Paper Project, Series 2001, 5.375%, 3/01/31 (Alternative Minimum Tax)	No Opt. Call	AA–	$71,778
	Education and Civic Organizations – 16.1%

1,190	Allegheny County Higher Education Building Authority, Pennsylvania, College Revenue Refunding Bonds, Robert Morris College, Series 1998A, 5.500%, 5/01/15	No Opt. Call	Baa3	1,263,994

	Chester County Health and Education Facilities Authority, Pennsylvania, College Revenue Bonds, Immaculata College, Series 1998:
1,300	5.600%, 10/15/18	10/08 at 102.00	BB+	1,322,035
550	5.625%, 10/15/27	10/08 at 102.00	BB+	557,194

1,060	Cumberland County, Pennsylvania, Municipal Authority College Revenue Bonds, Dickinson College, Series 2007GG-1, 4.500%, 5/01/37 (WI/DD, Settling 6/01/07) – MBIA Insured	5/17 at 100.00	AAA	1,041,980

1,815	Delaware County Authority, Pennsylvania, College Revenue Refunding Bonds, Neumann College, Series 1998A, 5.375%, 10/01/26	10/08 at 100.00	BBB–	1,832,043

1,645	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2005, 5.000%, 8/01/24 – MBIA Insured	8/15 at 100.00	AAA	1,729,866

	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2006:
980	5.000%, 8/01/23 – AMBAC Insured	8/16 at 100.00	AAA	1,038,702
480	5.000%, 8/01/24 – AMBAC Insured	8/16 at 100.00	AAA	508,003

1,000	Delaware County Authority, Pennsylvania, Revenue Refunding Bonds, Villanova University, Series 2003, 5.250%, 8/01/20 – FGIC Insured	8/13 at 100.00	AAA	1,065,690

2,000	Indiana County Industrial Development Authority, Pennsylvania, Revenue Bonds, Student Cooperative Association Inc./Indiana University of Pennsylvania – Student Union Project, Series 2004, 5.000%, 11/01/24 – AMBAC Insured	11/14 at 100.00	AAA	2,097,740

910	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Arcadia University, Series 2006, 4.500%, 4/01/30 – RAAI Insured	4/16 at 100.00	AA	884,010

2,500	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, Hill School, Series 2005, 5.000%, 8/15/26 – MBIA Insured	8/15 at 100.00	Aaa	2,627,700

715	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Allegheny College, Series 2006, 4.750%, 5/01/31	5/16 at 100.00	A–	722,743

2,150	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Geneva College, Series 1998, 5.375%, 4/01/15	4/08 at 102.00	BBB–	2,201,966

1,700	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Temple University, First Series of 2006, 5.000%, 4/01/21 – MBIA Insured	4/16 at 100.00	AAA	1,803,921

1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania, Series 2005C, 5.000%, 7/15/38	7/15 at 100.00	AA	1,041,600

1,250	Pennsylvania Higher Educational Facilities Authority, University of the Sciences in Philadelphia Revenue Bonds, Series 2005, 4.750%, 11/01/33 – XLCA Insured	5/15 at 100.00	AAA	1,270,988

7,000	Pennsylvania State University, General Obligation Refunding Bonds, Series 2002, 5.250%, 8/15/13	No Opt. Call	AA	7,525,137

245	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Franklin Towne Charter High School, Series 2006A, 5.250%, 1/01/27	1/17 at 100.00	BBB	252,335

335	Southcentral Pennsylvania General Authority, Revenue Bonds, York College Association of Independent Colleges, Series 2007, 5.000%, 5/01/37 (WI/DD, Settling 6/05/07) – XLCA Insured	5/17 at 100.00	AAA	350,588

2,270	Swarthmore Boro Authority, Pennsylvania, College Revenue Bonds, Swarthmore College, Series 2006A, 5.000%, 9/15/30	9/16 at 100.00	Aaa	2,387,813

500	Union County, Higher Education Facilities Financing Authority, Pennsylvania, Revenue Bonds, Bucknell University, Series 2002A, 5.250%, 4/01/22	4/13 at 100.00	Aa2	530,335
32,595	Total Education and Civic Organizations			34,056,383

21

Portfolio of Investments

Nuveen Pennsylvania Municipal Bond Fund (continued)

May 31, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Health Care – 9.7%

$470	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Ohio Valley General Hospital, Series 2005A, 5.125%, 4/01/35	4/15 at 100.00	Baa2	$475,104

2,500	Chester County Health and Educational Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 1997B, 5.375%, 5/15/27	5/08 at 101.00	AA–	2,548,725

1,585	Jeannette Health Services Authority, Pennsylvania, Hospital Revenue Bonds, Jeannette District Memorial Hospital, Series 1996A, 6.000%, 11/01/18	11/07 at 101.00	BB–	1,587,457

3,000	Lancaster County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, The Lancaster General Hospital Project, Series 2007A, 5.000%, 3/15/31	3/17 at 100.00	AA–	3,085,170

750	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2004A, 5.500%, 11/01/24	11/14 at 100.00	A	787,890

6,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania Health Services, Series 2005B, 5.000%, 8/15/16 – FGIC Insured	8/15 at 100.00	AAA	6,391,199

225	Philadelphia Health and Educational Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Hospital, Series 1997, 5.500%, 11/15/27	11/07 at 101.00	BBB	227,230

	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Children’s Hospital of Philadelphia, Series 2007:
1,000	4.500%, 7/01/33	7/17 at 100.00	AA	966,430
2,000	4.500%, 7/01/37	7/17 at 100.00	AA	1,924,960

	Pottsville Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pottsville Hospital and Warne Clinic, Series 1998:
1,265	5.250%, 7/01/10	No Opt. Call	BB+	1,277,650
500	5.625%, 7/01/24	7/08 at 100.00	BB+	500,000

	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2005:
430	5.000%, 12/01/27 – RAAI Insured	12/15 at 100.00	AA	444,280
300	5.000%, 12/01/29 – RAAI Insured	12/15 at 100.00	AA	311,250
20,025	Total Health Care			20,527,345
	Housing/Multifamily – 5.0%

5,835	Delaware County Authority, Pennsylvania, Student Housing Revenue Bonds, Collegiate Housing Foundation – Eastern College, Series 2000A, 8.250%, 7/01/29	7/10 at 102.00	N/R	6,453,684

1,360	Delaware County Industrial Development Authority, Pennsylvania, Multifamily Housing Revenue Bonds, Darby Townhouses Project, Series 2002A, 4.850%, 4/01/12 (Alternative Minimum Tax)	No Opt. Call	AAA	1,391,661

1,800	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Slippery Rock University Foundation Inc., Student Housing Project, Series 2005A, 5.000%, 7/01/37 – XLCA Insured	7/15 at 100.00	AAA	1,870,866

240	Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing Revenue Bonds, Presbyterian Homes Germantown – Morrisville Project, Series 2005A, 5.625%, 7/01/35	5/15 at 102.00	Baa2	249,761

575	Philadelphia Redevelopment Authority, Pennsylvania, Multifamily Housing Revenue Bonds, Pavilion Apartments, Series 2003A, 4.250%, 10/01/16 (Alternative Minimum Tax)	10/13 at 100.00	A	562,781
9,810	Total Housing/Multifamily			10,528,753
	Housing/Single Family – 3.8%

2,000	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 1995A, 4.900%, 10/01/37 (Alternative Minimum Tax)	10/15 at 100.00	AA+	1,998,300

1,835	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006-93A, 4.950%, 10/01/26 (Alternative Minimum Tax)	4/15 at 100.00	AA+	1,852,084

1,700	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006-94A, 5.150%, 10/01/37 (Alternative Minimum Tax)	10/15 at 100.00	AA+	1,729,614

1,315	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2007-97A, 4.600%, 10/01/27 (Alternative Minimum Tax)	10/16 at 100.00	AA+	1,275,866

400	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2007-98A, 4.850%, 10/01/31 (Alternative Minimum Tax)	10/16 at 100.00	AA+	397,992

22

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Housing/Single Family (continued)

$765	Pittsburgh Urban Redevelopment Authority, Pennsylvania, Mortgage Revenue Bonds, Series 1997A, 6.200%, 10/01/21 (Alternative Minimum Tax)	10/07 at 102.00	AAA	$780,935
8,015	Total Housing/Single Family			8,034,791
	Industrials – 2.0%

3,000	Delaware County Industrial Development Authority, Pennsylvania, Resource Recovery Revenue Refunding Bonds, Series 1997A, 6.200%, 7/01/19	1/08 at 102.00	BB+	3,086,730

1,000	Pennsylvania Industrial Development Authority, Economic Development Revenue Bonds, Series 2002, 5.500%, 7/01/19 – AMBAC Insured	7/12 at 101.00	AAA	1,079,640
4,000	Total Industrials			4,166,370
	Long-Term Care – 1.5%

	Chester County Health and Education Facilities Authority, Pennsylvania, Mortgage Revenue Refunding Bonds, Tel Hai Obligated Group, Series 1998:
1,000	5.400%, 6/01/18	12/08 at 100.00	BBB–	1,009,690
1,100	5.500%, 6/01/25	12/08 at 100.00	BBB–	1,110,461

630	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries, Series 2007, 5.000%, 1/01/36	1/17 at 100.00	N/R	632,117

510	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Masonic Homes Project, Series 2006, 5.000%, 11/01/36	11/16 at 100.00	A+	519,374
3,240	Total Long-Term Care			3,271,642
	Materials – 0.5%

560	Bradford County Industrial Development Authority, Pennsylvania, Solid Waste Disposal Revenue Bonds, International Paper Company, Series 2005B, 5.200%, 12/01/19 (Alternative Minimum Tax)	12/15 at 100.00	BBB	575,994

440	Bucks County Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, USX Corporation Project, Series 1995, 5.400%, 11/01/17 (Mandatory put 11/01/11)	No Opt. Call	BBB+	466,017
1,000	Total Materials			1,042,011
	Tax Obligation/General – 18.7%

1,225	Bentworth School District, Washington County, Pennsylvania, General Obligation Bonds, Series 2006B, 5.000%, 3/15/25 – FSA Insured	3/16 at 100.00	AAA	1,292,179

	Boyertown Area School District, Berks and Montgomery Counties, Pennsylvania, General Obligation Bonds, Series 2005:
1,170	5.000%, 10/01/23 – FSA Insured	4/15 at 100.00	Aaa	1,231,460
1,000	5.000%, 10/01/24 – FSA Insured	4/15 at 100.00	Aaa	1,051,170
1,000	5.000%, 10/01/25 – FSA Insured	4/15 at 100.00	Aaa	1,049,810

1,000	Central Bucks County School District, Pennsylvania, General Obligation Bonds, Series 2003, 5.000%, 5/15/23 – MBIA Insured	5/13 at 100.00	Aaa	1,041,750

420	Centre County, Pennsylvania, General Obligation Bonds, Series 2003, 5.250%, 7/01/17 – MBIA Insured	7/13 at 100.00	Aaa	448,669

3,125	Chichester School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 1999, 0.000%, 3/01/26 – FGIC Insured	No Opt. Call	AAA	1,367,906

1,715	Delaware County, Pennsylvania, General Obligation Bonds, Series 2005, 5.000%, 10/01/20	10/15 at 100.00	AA	1,819,203

950	Delaware Valley Regional Finance Authority, Pennsylvania, Local Government Revenue Bonds, Series 2002, 5.750%, 7/01/17	No Opt. Call	AA–	1,066,670

1,635	Girard School District, Erie County, Pennsylvania, General Obligation Bonds, Series 1999B, 0.000%, 11/15/28 – FGIC Insured	No Opt. Call	AAA	616,232

4,875	McKeesport Area School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 1997D, 0.000%, 10/01/24 – MBIA Insured	No Opt. Call	AAA	2,238,893

2,195	Montour School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 1993B, 0.000%, 1/01/14 – MBIA Insured	No Opt. Call	AAA	1,677,090

1,500	Owen J. Roberts School District, Chester County, Pennsylvania, General Obligation Bonds, Series 2006, 5.000%, 5/15/24 – FSA Insured	5/16 at 100.00	Aaa	1,585,905

23

Portfolio of Investments

Nuveen Pennsylvania Municipal Bond Fund (continued)

May 31, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Tax Obligation/General (continued)

$2,000	Oxford Area School District, Chester County, Pennsylvania, General Obligation Bonds, Series 2007D, 5.375%, 2/01/27 (WI/DD, Settling 6/06/07) – FGIC Insured	8/15 at 100.00	AAA	$2,174,620

1,075	Palmyra Area School District, Pennsylvania, General Obligation Bonds, Series 2006, 5.000%, 6/01/20 – XLCA Insured	6/14 at 100.00	Aaa	1,127,686

	Pennsylvania, General Obligation Bonds, Second Series 2005:
1,500	5.000%, 1/01/18	1/16 at 100.00	AA	1,601,835
1,000	5.000%, 1/01/19	1/16 at 100.00	AA	1,064,910

2,500	Pennsylvania, General Obligation Bonds, Series 2006-1, 5.000%, 10/01/18	10/16 at 100.00	AA	2,680,525

3,750	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2007A, 5.000%, 6/01/34 – FGIC Insured	No Opt. Call	AAA	4,087,800

1,575	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2006B, 5.250%, 9/01/16 – FSA Insured	No Opt. Call	AAA	1,721,034

5,440	Pocono Mountain School District, Monroe County, Pennsylvania, General Obligation Bonds, Series 2007A, 5.000%, 9/01/22 – FSA Insured	3/17 at 100.00	Aaa	5,787,125

1,370	Schuylkill Valley School District, Berks County, Pennsylvania, General Obligation Bonds, Series 2006A, 5.000%, 4/01/22 – FGIC Insured	4/16 at 100.00	Aaa	1,450,625

1,315	Woodland Hills School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2005D, 5.000%, 9/01/17 – FSA Insured	9/15 at 100.00	AAA	1,405,880
43,335	Total Tax Obligation/General			39,588,977
	Tax Obligation/Limited – 7.0%

1,500	Erie County Convention Center Authority, Pennsylvania, Convention Center Revenue Bonds, Series 2005, 5.000%, 1/15/36 – FGIC Insured	1/15 at 100.00	AAA	1,561,125

1,000	Harrisburg Parking Authority, Pennsylvania, Guaranteed Revenue Refunding Bonds, Series 2001J, 5.000%, 9/01/22 – MBIA Insured	9/11 at 100.00	Aaa	1,035,110

	Pennsylvania Turnpike Commission, Registration Fee Revenue Bonds, Series 2005A:
1,300	5.250%, 7/15/18 – FSA Insured	No Opt. Call	AAA	1,434,225
1,270	5.250%, 7/15/19 – FSA Insured	No Opt. Call	AAA	1,406,436

1,300	Philadelphia Municipal Authority, Pennsylvania, Lease Revenue Bonds, Series 2003B, 5.250%, 11/15/17 – FSA Insured	11/13 at 100.00	AAA	1,381,588

1,000	Philadelphia Redevelopment Authority, Pennsylvania, Revenue Bonds, Philadelphia Neighborhood Transformation Initiative, Series 2002A, 5.500%, 4/15/22 – FGIC Insured	4/12 at 100.00	AAA	1,062,570

5,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%, 7/01/33 – MBIA Insured	No Opt. Call	AAA	5,701,850

1,000	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/20 – MBIA Insured	No Opt. Call	AAA	1,135,740
13,370	Total Tax Obligation/Limited			14,718,644
	Transportation – 8.8%

1,675	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/24 – AMBAC Insured	6/16 at 100.00	AAA	1,772,636

2,500	Philadelphia Airport System, Pennsylvania, Revenue Bonds, Series 1997B, 5.400%, 6/15/27 – FGIC Insured (Alternative Minimum Tax)	6/07 at 102.00	AAA	2,550,250

	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Parking Revenue Bonds, Series 2001A:
1,000	5.300%, 12/01/21 – AMBAC Insured	6/07 at 100.00	Aaa	1,001,210
4,500	5.375%, 12/01/30 – AMBAC Insured	6/07 at 100.00	Aaa	4,505,040

1,900	Pittsburgh Public Parking Authority, Pennsylvania, Parking Revenue Bonds, Series 2005B, 5.000%, 12/01/23 – FGIC Insured	12/15 at 100.00	AAA	2,002,847

4,535	Pittsburgh Public Parking Authority, Pennsylvania, Parking System Revenue Refunding Bonds, Series 2002, 5.000%, 12/01/11 – AMBAC Insured	No Opt. Call	AAA	4,751,456

24

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)		Value

	Transportation (continued)

$2,000	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds, Series 2003B, 5.000%, 1/01/33 – AMBAC Insured	1/13 at 100.00	Aaa		$2,060,260
18,110	Total Transportation				18,643,699
	U.S. Guaranteed – 14.4% (3)

1,550	Allegheny County Hospital Development Authority, Pennsylvania, Hospital Revenue Bonds, Allegheny Valley Hospital – Sublessee, Series 1982Q, 7.000%, 8/01/15 (ETM)	No Opt. Call	AAA		1,839,757

4,500	Allegheny County Industrial Development Authority, Pennsylvania, Revenue Bonds, Guaranteed County Building Project, Series 2002A, 5.000%, 11/01/29 (Pre-refunded 11/01/12) – MBIA Insured	11/12 at 100.00	AAA		4,736,070

1,000	Allegheny County Redevelopment Authority, Pennsylvania, Tax Increment Finance Bonds, Waterfront Project, Series 2000A, 6.300%, 12/15/18 (Pre-refunded 12/15/10)	12/10 at 101.00	N/R	(3)	1,079,230

85	Bucks County Water and Sewerage Authority, Pennsylvania, Sewerage System Revenue Bonds, Neshaminy Interceptor Project, Series 2004, 5.250%, 6/01/14 – FSA Insured (ETM)	No Opt. Call	Aaa		91,836

1,245	Centre County, Pennsylvania, General Obligation Bonds, Series 2003, 5.250%, 7/01/17 (Pre-refunded 7/01/13) – MBIA Insured	7/13 at 100.00	Aaa		1,334,852

2,995	Deer Lakes School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 1995, 6.350%, 1/15/14 – MBIA Insured (ETM)	8/07 at 100.00	AAA		3,295,938

1,320	Delaware County Authority, Pennsylvania, Health Facilities Revenue Bonds, Mercy Health Corporation of Southeastern Pennsylvania Obligation Group, Series 1996, 6.000%, 12/15/26 (ETM)	8/07 at 102.00	Aaa		1,394,197

900	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, St. Luke’s Hospital of Bethlehem, Series 2003, 5.375%, 8/15/33 (Pre-refunded 8/15/13)	8/13 at 100.00	Baa1	(3)	965,205

1,000	Pennsylvania Turnpike Commission, Oil Franchise Tax Subordinate Lien Revenue Bonds, Series 2003B, 5.250%, 12/01/18 (Pre-refunded 12/01/13) – MBIA Insured	12/13 at 100.00	AAA		1,076,560

1,005	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 – MBIA Insured (ETM)	No Opt. Call	AAA		1,190,402

3,000	Pittsburgh Public Parking Authority, Pennsylvania, Parking System Revenue Bonds, Series 2000, 6.000%, 12/01/24 (Pre-refunded 6/01/10) – AMBAC Insured	6/10 at 100.00	AAA		3,183,300

	Plum Borough School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2001:
1,745	5.200%, 9/15/23 (Pre-refunded 9/15/11) – FGIC Insured	9/11 at 100.00	AAA		1,832,774
3,700	5.250%, 9/15/30 (Pre-refunded 9/15/11) – FGIC Insured	9/11 at 100.00	AAA		3,893,362

1,875	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/35 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	AAA		2,017,425

260	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2004B, 5.375%, 11/15/34 (Pre-refunded 11/15/14)	11/14 at 100.00	A1	(3)	283,283

825	West View Borough Municipal Authority, Allegheny County, Pennsylvania, Special Obligation Bonds, Series 1985A, 9.500%, 11/15/14 (ETM)	No Opt. Call	Aaa		1,008,843

1,000	Wilkes-Barre Area School District, Luzerne County, Pennsylvania, General Obligation Bonds, Series 2003A, 5.250%, 4/01/20 (Pre-refunded 4/01/14) – MBIA Insured	4/14 at 100.00	AAA		1,078,690
28,005	Total U.S. Guaranteed				30,301,724
	Utilities – 3.5%

1,875	Allegheny County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, Duquesne Light Company, Series 1999A, 4.350%, 12/01/13 – AMBAC Insured	No Opt. Call	AAA		1,919,569

1,345	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2005, 4.750%, 2/15/27 – FGIC Insured	2/15 at 100.00	AAA		1,367,045

315	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/26 – FSA Insured	9/14 at 100.00	AAA		327,298

2,650	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fourth Series 1998, 5.000%, 8/01/32 – FSA Insured	8/13 at 100.00	AAA		2,728,414

1,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Seventeenth Series 2003, 5.375%, 7/01/19 – FSA Insured	7/13 at 100.00	AAA		1,071,050
7,185	Total Utilities				7,413,376

25

Portfolio of Investments

Nuveen Pennsylvania Municipal Bond Fund (continued)

May 31, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Water and Sewer – 8.3%

$180	Bucks County Water and Sewerage Authority, Pennsylvania, Sewerage System Revenue Bonds, Neshaminy Interceptor Project, Series 2004, 5.250%, 6/01/14 – FSA Insured	No Opt. Call	AAA	$194,612

5,000	Delaware County Industrial Development Authority, Pennsylvania, Water Facilities Revenue Bonds, Philadelphia Water Company, Series 2001, 5.350%, 10/01/31 – AMBAC Insured (Alternative Minimum Tax)	10/12 at 100.00	AAA	5,231,300

1,930	Harrisburg Authority, Dauphin County, Pennsylvania, Water Revenue Refunding Bonds, Series 2004, 5.000%, 7/15/22 – FSA Insured	7/14 at 100.00	AAA	2,030,900

	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2005A:
850	5.000%, 7/01/23 – FSA Insured	7/15 at 100.00	AAA	892,900
5,700	5.000%, 7/01/28 – FSA Insured	7/15 at 100.00	AAA	5,963,852

3,000	Unity Township Municipal Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2004, 5.000%, 12/01/34 – FSA Insured	12/14 at 100.00	AAA	3,124,620
16,660	Total Water and Sewer			17,438,184
$205,415	Total Long-Term Investments (cost $204,476,946) – 99.4%			209,803,677

	Short-Term Investments – 1.5%

$3,200	Puerto Rico Government Development Bank, Adjustable Refunding Bonds, Variable Rate Demand Obligations, Series 1985, 3.610%, 12/01/15 – MBIA Insured (4)		VMIG-1	3,200,000

	Total Short-Term Investments (cost $3,200,000)			3,200,000

	Total Investments (cost $207,676,946) – 100.9%			213,003,677

	Other Assets Less Liabilities – (0.9)%			(1,910,402)

	Net Assets – 100%			$211,093,275

The Fund may invest in “zero coupon” securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the portfolio with a 0.00% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

(1)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s or Moody’s rating. Ratings below BBB by Standard & Poor’s Group or Baa by Moody’s Investor Service, Inc. are considered to be below investment grade.

(3)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(4)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

26

Portfolio of Investments

Nuveen Virginia Municipal Bond Fund

May 31, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Consumer Staples – 2.4%

$500	James City County Industrial Development Authority, Virginia, Sewerage and Solid Waste Disposal Facilities Revenue Bonds, Anheuser Busch, Series 1997, 6.000%, 4/01/32 (Alternative Minimum Tax)	10/07 at 101.00	A1	$505,720

7,600	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	BBB	7,449,288
8,100	Total Consumer Staples			7,955,008
	Education and Civic Organizations – 2.2%

	Prince William County Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, Catholic Diocese of Arlington, Series 2003:
1,000	4.375%, 10/01/13	No Opt. Call	A3	1,009,320
1,135	5.500%, 10/01/33	10/13 at 101.00	A3	1,201,522

2,000	Prince William County Park Authority, Virginia, Park Facilities Revenue Refunding and Improvement Bonds, Series 1999, 6.000%, 10/15/28	10/09 at 101.00	A3	2,096,320

300	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, University of the Sacred Heart, Series 2001, 5.250%, 9/01/31	9/11 at 100.00	BBB	308,478

800	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Refunding Bonds, Ana G. Mendez University System, Series 2002, 5.375%, 12/01/21	12/12 at 101.00	BBB–	840,224

590	The Rector and Visitors of the University of Virginia, General Revenue Bonds, Series 2005, 5.000%, 6/01/18	6/15 at 100.00	AAA	630,887

1,250	Virginia College Building Authority, Educational Facilities Revenue Refunding Bonds, Marymount University, Series 1998, 5.125%, 7/01/28 – RAAI Insured	7/08 at 101.00	AA	1,270,363
7,075	Total Education and Civic Organizations			7,357,114
	Energy – 0.2%

500	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project Hovensa LLC, Series 2007, 4.700%, 7/01/22 (Alternative Minimum Tax)	1/15 at 100.00	BBB	499,605
	Health Care – 8.1%

1,525	Albemarle County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Martha Jefferson Hospital, Series 2002, 5.250%, 10/01/35	10/12 at 100.00	A2	1,563,339

400	Fairfax County Industrial Development Authority, Virginia, Hospital Revenue Refunding Bonds, Inova Health System, Series 1993A, 5.000%, 8/15/23	No Opt. Call	AA+	423,996

2,500	Fredericksburg Economic Development Authority, Virginia, Healthcare Revenue Bonds, Medicorp Health System, Series 2007, 5.250%, 6/15/21	No Opt. Call	A3	2,662,650

1,375	Fredericksburg Industrial Development Authority, Virginia, Revenue Bonds, MediCorp Health System, Series 2002B, 5.125%, 6/15/33	6/12 at 100.00	A3	1,398,141

3,250	Hanover County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Memorial Regional Medical Center, Series 1995, 6.375%, 8/15/18 – MBIA Insured	No Opt. Call	AAA	3,737,500

3,380	Harrisonburg Industrial Development Authority, Virginia, Hospital Facilities Revenue Bonds, Rockingham Memorial Hospital, Series 2006, 5.000%, 8/15/31 – AMBAC Insured	8/16 at 100.00	AAA	3,533,249

2,000	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health System Inc., Series 2002A, 5.600%, 11/15/30	11/12 at 100.00	A–	2,101,380

2,325	Manassas Industrial Development Authority, Virginia, Hospital Revenue Bonds, Prince William Hospital, Series 2002, 5.250%, 4/01/33	4/13 at 100.00	A2	2,396,006

2,000	Medical College of Virginia Hospital Authority, General Revenue Bonds, Series 1998, 5.125%, 7/01/23 – MBIA Insured	7/08 at 102.00	AAA	2,048,660

2,785	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carilion Health System, Series 2002A, 5.500%, 7/01/19 – MBIA Insured	7/12 at 100.00	AAA	2,951,682

1,475	Stafford County Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2006, 5.250%, 6/15/31	6/16 at 100.00	A3	1,534,148

27

Portfolio of Investments

Nuveen Virginia Municipal Bond Fund (continued)

May 31, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Health Care (continued)

$2,145	Winchester Industrial Development Authority, Virginia, Hospital Revenue Bonds, Winchester Medical Center, Series 2007, 5.125%, 1/01/31	1/17 at 100.00	AA–	$2,230,564
25,160	Total Health Care			26,581,315
	Housing/Multifamily – 3.7%

1,105	Arlington County Industrial Development Authority, Virginia, Multifamily Housing Mortgage Revenue Bonds, Berkeley Apartments, Series 2000, 5.850%, 12/01/20 (Alternative Minimum Tax)	11/10 at 102.00	AAA	1,169,068

940	Arlington County Industrial Development Authority, Virginia, Multifamily Housing Revenue Bonds, Patrick Henry Apartments, Series 2000, 6.050%, 11/01/32 (Mandatory put 11/01/20) (Alternative Minimum Tax)	5/10 at 100.00	Aaa	982,056

1,000	Chesterfield County Industrial Development Authority, Virginia, GNMA Mortgage-Backed Securities Program Multifamily Housing Revenue Bonds, Fore Courthouse Senior Apartments, Series 2002A, 5.600%, 10/20/31 (Alternative Minimum Tax)	4/12 at 102.00	Aa2	1,034,950

	Danville Industrial Development Authority, Virginia, Student Housing Revenue Bonds, Collegiate Housing Foundation, Averett College, Series 1999A:
680	6.875%, 6/01/20	6/09 at 102.00	N/R	714,306
1,910	7.000%, 6/01/30	6/09 at 102.00	N/R	2,006,570

1,200	Fairfax County Redevelopment and Housing Authority, Virginia, FHA-Insured Elderly Housing Mortgage Revenue Refunding Bonds, Little River Glen, Series 1996, 6.100%, 9/01/26	9/07 at 101.00	AAA	1,219,260

1,000	Lynchburg Redevelopment and Housing Authority, Virginia, Vistas GNMA Mortgage-Backed Revenue Bonds, Series 2000A, 6.200%, 1/20/40 (Alternative Minimum Tax)	4/10 at 102.00	AAA	1,029,910

2,880	Virginia Beach Development Authority, Virginia, Multifamily Residential Rental Housing Revenue Bonds, Hamptons and Hampton Court Apartments, Series 1999, 7.500%, 10/01/39 (Alternative Minimum Tax)	10/14 at 102.00	N/R	3,244,435

610	Virginia Housing Development Authority, Rental Housing Bonds, Series 2001L, 5.000%, 12/01/20	6/07 at 100.00	AA+	610,311
11,325	Total Housing/Multifamily			12,010,866
	Housing/Single Family – 5.0%

820	Puerto Rico Housing Finance Authority, Mortgage-Backed Securities Program Home Mortgage Revenue Bonds, Series 2003A, 4.875%, 6/01/34 (Alternative Minimum Tax)	6/13 at 100.00	AAA	824,617

4,500	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2001H-1, 5.350%, 7/01/31 – MBIA Insured	7/11 at 100.00	AAA	4,629,735

2,400	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2005C-C2, 4.750%, 10/01/32 (Alternative Minimum Tax)	1/15 at 100.00	AAA	2,366,784

2,000	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2006 D1, 4.900%, 1/01/33 (Alternative Minimum Tax)	7/15 at 100.00	AAA	2,007,200

6,500	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2007B, 4.750%, 7/01/32 (Alternative Minimum Tax)	7/16 at 100.00	AAA	6,410,624
16,220	Total Housing/Single Family			16,238,960
	Industrials – 1.3%

2,250	Charles County Industrial Development Authority, Virginia, Solid Waste Disposal Facility Revenue Refunding Bonds, USA Waste of Virginia Inc., Series 1999, 4.875%, 2/01/09 (Alternative Minimum Tax)	No Opt. Call	BBB	2,269,193

2,000	Henrico County Industrial Development Authority, Virginia, Solid Waste Disposal Revenue Bonds, Browning-Ferris Industries of South Atlantic Inc., Series 1996A, 5.450%, 1/01/14 (Alternative Minimum Tax)	No Opt. Call	BB–	2,031,040
4,250	Total Industrials			4,300,233
	Long-Term Care – 3.0%

1,800	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Goodwin House, Inc., Series 2007A, 5.125%, 10/01/37	10/17 at 100.00	N/R	1,831,680

1,200	Fairfax County Economic Development Authority, Virginia, Retirement Center Revenue Bonds, Greenspring Village, Series 2006A, 4.875%, 10/01/36	10/16 at 100.00	BBB	1,194,348

28

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Long-Term Care (continued)

$500	Fairfax County Redevelopment and Housing Authority, Virginia, FHA-Insured Multifamily Housing Revenue Refunding Bonds, Paul Spring Retirement Center, Series 1996A, 6.000%, 12/15/28	6/07 at 103.00	AAA	$516,595

3,665	Henrico County Economic Development Authority, Virginia, GNMA Mortgage-Backed Securities Program Assisted Living Revenue Bonds, Beth Sholom, Series 1999A, 6.000%, 7/20/39	7/09 at 102.00	AAA	3,876,910

	Henrico County Economic Development Authority, Virginia, Residential Care Facility Revenue Bonds, Westminster Canterbury of Richmond, Series 2006:
1,350	5.000%, 10/01/27	10/11 at 103.00	BBB–	1,364,459
540	5.000%, 10/01/35	No Opt. Call	BBB–	543,245

385	Henrico County Industrial Development Authority, Virginia, FHA-Insured Nursing Facilities Mortgage Revenue Refunding Bonds, Cambridge Manor Nursing Home, Series 1993, 5.875%, 7/01/19	7/07 at 100.00	AAA	385,543
9,440	Total Long-Term Care			9,712,780
	Materials – 0.8%

2,500	Bedford County Industrial Development Authority, Virginia, Industrial Development Revenue Refunding Bonds, Nekoosa Packaging Corporation, Series 1998, 5.600%, 12/01/25 (Alternative Minimum Tax) (4)	2/08 at 102.00	B2	2,521,675
	Tax Obligation/General – 13.6%

3,400	Arlington County, Virginia, General Obligation Bonds, Series 2006, 5.000%, 8/01/20	8/16 at 100.00	AAA	3,649,152

2,500	Bristol, Virginia, General Obligation Bonds, Series 2003, 5.000%, 3/01/25 – FSA Insured	3/13 at 100.00	AAA	2,601,075

1,285	Charlottesville, Virginia, General Obligation Public Improvement Refunding Bonds, Series 2003, 3.000%, 7/15/13	No Opt. Call	AAA	1,206,988

3,640	Chesapeake, Virginia, General Obligation Bonds, Series 2004, 5.000%, 12/01/20	12/14 at 101.00	AA	3,865,061

1,000	Harrisonburg, Virginia, General Obligation Public Recreational Facility Revenue Bonds, Series 2000, 5.750%, 12/01/29 – FSA Insured	12/10 at 102.00	AAA	1,078,820

2,000	Henrico County, Virginia, General Obligation Bonds, Series 2005, 5.000%, 7/15/16	7/15 at 100.00	AAA	2,152,380

3,805	Loudoun County, Virginia, General Obligation Bonds, Series 2006, 5.000%, 12/01/24	12/16 at 100.00	AAA	4,064,501

375	Loudoun County, Virginia, General Obligation Public Improvement Bonds, Series 2002A, 5.250%, 5/01/20	5/12 at 100.00	AAA	396,495

2,000	Loudoun County, Virginia, General Obligation Public Improvement Bonds, Series 2005B, 5.000%, 6/01/18	6/15 at 100.00	AAA	2,138,600

1,185	Lynchburg, Virginia, General Obligation Bonds, Series 2004, 5.000%, 6/01/20	6/14 at 100.00	AA	1,252,284

2,495	Manassas Park, Virginia, General Obligation Bonds, Series 2007A, 5.000%, 4/01/29 (WI/DD, Settling 6/06/07) – CIFG Insured	4/17 at 100.00	AAA	2,638,837

1,630	Newport News, Virginia, General Obligation Bonds, Series 2003B, 5.000%, 11/01/15	11/13 at 100.00	AA	1,726,121

1,250	Newport News, Virginia, General Obligation Bonds, Series 2004A, 5.000%, 7/15/16	7/14 at 101.00	AA	1,339,713

1,000	Pittsylvania County, Virginia, General Obligation Bonds, Series 2001B, 5.125%, 3/01/23	3/11 at 102.00	A	1,039,240

2,000	Portsmouth, Virginia, General Obligation Bonds, Series 2005A, 5.000%, 4/01/15 – MBIA Insured	No Opt. Call	AAA	2,145,780

3,195	Richmond, Virginia, General Obligation Bonds, Series 2005A, 5.000%, 7/15/17 – FSA Insured	7/15 at 100.00	AAA	3,415,711

1,415	Roanoke, Virginia, General Obligation Bonds, Series 2006A, 5.000%, 2/01/21 – MBIA Insured	2/16 at 100.00	AAA	1,507,555

1,000	Roanoke, Virginia, General Obligation Public Improvement Bonds, Series 2002A, 5.000%, 10/01/17	10/12 at 101.00	AA	1,058,110

1,075	Salem, Virginia, General Obligation Bonds, Series 2006, 5.000%, 4/01/22 – MBIA Insured	4/16 at 100.00	Aaa	1,139,898

	Suffolk, Virginia, General Obligation Bonds, Series 2005:
1,530	5.000%, 12/01/16	12/15 at 100.00	Aa3	1,642,409
1,170	5.000%, 12/01/25	12/15 at 100.00	Aa3	1,234,186

1,900	Virginia Beach, Virginia, General Obligation Bonds, Series 2005, 5.000%, 1/15/20	1/16 at 100.00	AA+	2,020,935

1,000	Virginia Beach, Virginia, General Obligation Public Improvement Bonds, Series 2001, 5.000%, 6/01/20	6/11 at 101.00	AA+	1,043,840
41,850	Total Tax Obligation/General			44,357,691

29

Portfolio of Investments

Nuveen Virginia Municipal Bond Fund (continued)

May 31, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Tax Obligation/Limited – 26.6%

	Buena Vista Public Recreational Facilities Authority, Virginia, Lease Revenue Bonds, Golf Course Project, Series 2005A:
$670	5.250%, 7/15/25 – ACA Insured	7/15 at 100.00	A	$705,235
520	5.500%, 7/15/35 – ACA Insured	7/15 at 100.00	A	552,479

1,000	Caroline County Industrial Development Authority, Virginia, Lease Revenue Bonds, Series 2002, 5.125%, 6/15/34 – AMBAC Insured	6/12 at 102.00	Aaa	1,053,980

5,000	Commonwealth Transportation Board of Virginia, Federal Highway Reimbursement Anticipation Notes, Series 2005, 5.000%, 9/28/15	No Opt. Call	AA	5,372,799

1,000	Culpeper Industrial Development Authority, Virginia, Lease Revenue Bonds, School Facilities Project, Series 2005, 5.000%, 1/01/18 – MBIA Insured	1/15 at 100.00	AAA	1,057,780

1,090	Dinwiddie County Industrial Development Authority, Virginia, Lease Revenue Bonds, Series 2004B, 5.125%, 2/15/15 – MBIA Insured	2/14 at 100.00	AAA	1,162,289

2,895	Fairfax County Economic Development Authority, Virginia, Lease Revenue Bonds, Joint Public Uses Community Project, Series 2006, 5.000%, 5/15/18	5/16 at 100.00	AA+	3,093,308

1,500	Fairfax County Economic Development Authority, Virginia, Lease Revenue Bonds, Laurel Hill Public Facilities Projects, Series 2003, 5.000%, 6/01/14	6/13 at 101.00	AA+	1,596,675

3,000	Fairfax County Economic Development Authority, Virginia, Transportation Contract Revenue Bonds, Route 23, Series 2007A, 4.250%, 4/01/34 – MBIA Insured	4/17 at 100.00	AAA	2,841,150

1,915	Front Royal and Warren County Industrial Development Authority, Virginia, Lease Revenue Bonds, Series 2004B, 5.000%, 4/01/17 – FSA Insured	4/14 at 100.00	AAA	2,020,210

	Greater Richmond Convention Center Authority, Virginia, Hotel Tax Revenue Bonds, Series 2005:
3,950	5.000%, 6/15/17 – MBIA Insured	6/15 at 100.00	AAA	4,212,478
1,130	5.000%, 6/15/22 – MBIA Insured	6/15 at 100.00	AAA	1,192,297
2,900	5.000%, 6/15/25 – MBIA Insured	6/15 at 100.00	AAA	3,049,785
1,770	5.000%, 6/15/30 – MBIA Insured	6/15 at 100.00	AAA	1,850,376

	Hampton Roads Regional Jail Authority, Virginia, Revenue Bonds, Regional Jail Facility, Series 2004:
2,020	5.000%, 7/01/17 – MBIA Insured	7/14 at 100.00	AAA	2,133,888
1,625	5.000%, 7/01/18 – MBIA Insured	7/14 at 100.00	AAA	1,713,043

	James City County Economic Development Authority, Virginia, Revenue Bonds, County Government Projects, Series 2005:
1,155	5.000%, 7/15/17	7/15 at 100.00	AA	1,228,112
1,210	5.000%, 7/15/18	7/15 at 100.00	AA	1,283,677

1,840	Loudoun County Industrial Development Authority, Virginia, Lease Revenue Refunding Bonds, Public Facility Project, Series 2003, 5.000%, 3/01/19	3/13 at 100.00	AA+	1,928,265

475	Loudoun County, Virginia, Certificates of Participation, Series 1990E, 7.200%, 10/01/10 – AMBAC Insured	No Opt. Call	AAA	503,372

3,585	New Kent County Economic Development Authority, Virginia, Lease Revenue Bonds, School and Governmental Projects, Series 2006, 5.000%, 2/01/26 – FSA Insured	2/17 at 100.00	AAA	3,783,035

675	Norfolk Redevelopment and Housing Authority, Virginia, Educational Facility Revenue Bonds, Community College System – Tidewater Community College Downtown Campus, Series 1999, 5.500%, 11/01/19	11/09 at 102.00	AA+	712,193

1,000	Northampton County and Town Joint Industrial Development Authority, Virginia, Lease Revenue Bonds, County Capital Projects, Series 2002, 5.000%, 2/01/33 – RAAI Insured	2/13 at 101.00	AA	1,025,860

	Prince William County, Virginia, Certificates of Participation, County Facilities, Series 2005:
1,100	5.000%, 6/01/20 – AMBAC Insured	6/15 at 100.00	Aaa	1,158,894
1,930	5.000%, 6/01/21 – AMBAC Insured	6/15 at 100.00	Aaa	2,029,299

1,575	Prince William County, Virginia, Lease Participation Certificates, Series 2002, 5.250%, 12/01/18	6/12 at 100.00	Aa2	1,659,404

	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N:
5,000	5.500%, 7/01/29 – AMBAC Insured	No Opt. Call	AAA	5,806,699
3,000	5.250%, 7/01/31 – AMBAC Insured	No Opt. Call	AAA	3,402,810

30

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Tax Obligation/Limited (continued)

$5,000	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/44 – AMBAC Insured	No Opt. Call	AAA	$906,550

	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Refunding Bonds, Series 2002D:
135	5.250%, 7/01/27	7/12 at 100.00	BBB–	140,513
480	5.250%, 7/01/36	7/12 at 100.00	BBB–	497,832

1,500	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/19 – MBIA Insured	No Opt. Call	AAA	1,699,245

1,645	Spotsylvania County Industrial Development Authority, Virginia, Lease Revenue Bonds, School Facilities, Series 2003B, 5.125%, 8/01/23 – AMBAC Insured	8/13 at 100.00	AAA	1,729,553

2,000	Spotsylvania County Industrial Development Authority, Virginia, Lease Revenue Bonds, School Facilities, Series 2003, 5.000%, 1/15/23 – AMBAC Insured	1/13 at 100.00	AAA	2,079,300

4,500	Stafford County and Staunton Industrial Development Authority, Virginia, Revenue Bonds, Virginia Municipal League and Virginia Association of Counties Finance Program, Series 2005C, 5.000%, 8/01/35 – MBIA Insured	8/15 at 100.00	AAA	4,703,715

2,475	Stafford County and Staunton Industrial Development Authority, Virginia, Revenue Bonds, Virginia Municipal League and Virginia Association of Counties Finance Program, Series 2006A, 5.000%, 8/01/23 – MBIA Insured	8/16 at 100.00	AAA	2,625,183

1,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2006, 5.000%, 10/01/28 – FGIC Insured	10/16 at 100.00	AAA	1,056,840

2,290	Virginia Beach Development Authority, Public Facilities Revenue Bonds, Series 2005A, 5.000%, 5/01/22	5/15 at 100.00	AA	2,413,797

2,750	Virginia Public Building Authority, Public Facilities Revenue Bonds, Series 2005A, 5.000%, 8/01/15	No Opt. Call	AA+	2,948,358

1,000	Virginia Public School Authority, School Financing Bonds, 1997 Resolution, Series 2001A, 5.000%, 8/01/16	8/11 at 101.00	AA+	1,052,360

1,360	Virginia Public School Authority, School Financing Bonds, 1997 Resolution, Series 2005C, 5.000%, 8/01/17	8/15 at 100.00	AA+	1,454,275

	Virginia Resources Authority, Infrastructure Revenue Bonds, Pooled Loan Bond Program, Series 2002A:
1,650	5.000%, 5/01/20	5/11 at 101.00	AA	1,718,079
620	5.000%, 5/01/21	5/11 at 101.00	AA	645,581

1,500	Virginia Transportation Board, Transportation Revenue Bonds, U.S. Route 58 Corridor Development Program, Series 2004B, 5.000%, 5/15/15	5/14 at 100.00	AA+	1,596,630

1,500	Westmoreland County Industrial Development Authority, Virginia, Lease Revenue Bonds, Northumberland County School Project, Series 2006, 5.000%, 11/01/31 – MBIA Insured	11/16 at 100.00	Aaa	1,575,210
85,935	Total Tax Obligation/Limited			86,972,413
	Transportation – 7.6%

	Capital Region Airport Authority, Richmond, Virginia, Revenue Bonds, Richmond International Airport, Series 2005A:
2,310	5.000%, 7/01/22 – FSA Insured	7/15 at 100.00	AAA	2,421,758
2,700	5.000%, 7/01/23 – FSA Insured	7/15 at 100.00	AAA	2,828,736

1,250	Chesapeake, Virginia, Toll Road Revenue Bonds, Chesapeake Expressway, Series 1999A, 5.625%, 7/15/19	7/09 at 101.00	Baa1	1,297,188

900	Metropolitan District of Columbia Airports Authority, Virginia, Airport System Revenue Bonds, Series 1997B, 5.500%, 10/01/23 (Alternative Minimum Tax)	10/07 at 101.00	AA–	911,880

	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Series 2001B:
1,475	5.000%, 10/01/26 – MBIA Insured	10/11 at 101.00	AAA	1,522,952
1,250	5.000%, 10/01/31 – MBIA Insured	10/11 at 101.00	AAA	1,288,225

2,110	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Series 2006, 5.000%, 10/01/36 – FGIC Insured (Alternative Minimum Tax)	10/16 at 100.00	AAA	2,189,547

3,000	Norfolk Airport Authority, Virginia, Airport Revenue Bonds, Series 2001A, 5.125%, 7/01/31 – FGIC Insured	7/11 at 100.00	AAA	3,089,190

2,610	Norfolk, Virginia, Parking System Revenue Bonds, Series 2005A, 5.000%, 2/01/23 – MBIA Insured	2/15 at 100.00	AAA	2,746,373

1,750	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1996A, 6.250%, 6/01/26 (Alternative Minimum Tax)	6/07 at 101.00	CCC+	1,763,108

31

Portfolio of Investments

Nuveen Virginia Municipal Bond Fund (continued)

May 31, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)		Value

	Transportation (continued)

$1,730	Richmond Metropolitan Authority, Virginia, Revenue Refunding Bonds, Expressway System, Series 1998, 5.250%, 7/15/22 – FGIC Insured	No Opt. Call	AAA		$1,930,697

1,485	Richmond Metropolitan Authority, Virginia, Revenue Refunding Bonds, Expressway System, Series 2002, 5.250%, 7/15/22 – FGIC Insured	No Opt. Call	AAA		1,657,275

1,000	Virginia Resources Authority, Airports Revolving Fund Revenue Bonds, Series 2001A, 5.250%, 8/01/23	2/11 at 100.00	Aa2		1,038,030
23,570	Total Transportation				24,684,959
	U.S. Guaranteed – 20.0% (3)

2,000	Alexandria Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, Episcopal High School, Series 1999, 5.875%, 1/01/29 (Pre-refunded 1/01/09)	1/09 at 101.00	A1	(3)	2,082,420

1,500	Alexandria Industrial Development Authority, Virginia, Fixed Rate Revenue Bonds, Institute for Defense Analyses, Series 2000A, 5.900%, 10/01/30 (Pre-refunded 10/01/10) – AMBAC Insured	10/10 at 101.00	AAA		1,610,160

750	Bristol, Virginia, General Obligation Utility System Revenue Bonds, Series 2002, 5.000%, 11/01/24 – FSA Insured (ETM)	No Opt. Call	AAA		818,025

	Fairfax County Water Authority, Virginia, Water Revenue Refunding Bonds, Series 2002:
1,810	5.375%, 4/01/21 (Pre-refunded 4/01/12)	4/12 at 100.00	AAA		1,929,351
200	5.000%, 4/01/27 (Pre-refunded 4/01/12)	4/12 at 100.00	AAA		209,910

1,030	Greater Richmond Convention Center Authority, Virginia, Hotel Tax Revenue Bonds, Convention Center Expansion Project, Series 2000, 6.125%, 6/15/20 (Pre-refunded 6/15/10)	6/10 at 101.00	AAA		1,105,293

1,450	Loudoun County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Loudoun Hospital Center, Series 2002A, 6.000%, 6/01/22 (Pre-refunded 6/01/12)	6/12 at 101.00	BBB	(3)	1,596,639

1,750	Loudoun County, Virginia, General Obligation Public Improvement Bonds, Series 2002A, 5.250%, 5/01/20 (Pre-refunded 5/01/12)	5/12 at 100.00	AAA		1,859,130

225	Metropolitan District of Columbia Airports Authority, Virginia, Airport System Revenue Bonds, Series 1998A, 5.000%, 10/01/28 (Pre-refunded 10/01/08)	10/08 at 101.00	AA–	(3)	230,976

1,000	Middlesex County Industrial Development Authority, Virginia, Lease Revenue Bonds, School Facilities Project, Series 1999, 6.000%, 8/01/24 (Pre-refunded 8/01/09) – MBIA Insured	8/09 at 102.00	AAA		1,065,120

2,355	Newport News, Virginia, General Obligation Bonds, General Improvement and Water Projects, Series 2002A, 5.000%, 7/01/18 (Pre-refunded 7/01/13)	7/13 at 100.00	AA	(3)	2,493,356

1,805	Newport News, Virginia, General Obligation Bonds, Series 2003B, 5.000%, 11/01/17 (Pre-refunded 11/01/13)	11/13 at 100.00	AA	(3)	1,916,170

1,555	Northern Mariana Islands, General Obligation Bonds, Series 2000A, 6.000%, 6/01/20 (Pre-refunded 6/01/10) – ACA Insured	6/10 at 100.00	AAA		1,654,085

5,000	Pocahontas Parkway Association, Virginia, Senior Lien Revenue Bonds, Route 895 Connector Toll Road, Series 1998A, 0.000%, 8/15/16 (Pre-refunded 8/15/08)	8/08 at 64.81	AAA		3,096,000

	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2000HH:
3,000	5.750%, 7/01/18 (Pre-refunded 7/01/10) – FSA Insured (UB)	7/10 at 101.00	AAA		3,197,580
10,000	5.625%, 7/01/19 (Pre-refunded 7/01/10) – FSA Insured (UB)	7/10 at 101.00	AAA		10,637,500

2,500	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/35 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	AAA		2,689,900

1,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2000B, 5.750%, 7/01/19 (Pre-refunded 7/01/10) – MBIA Insured	7/10 at 101.00	AAA		1,065,850

500	Puerto Rico Infrastructure Financing Authority, Special Obligation Bonds, Series 2000A, 5.500%, 10/01/32	10/10 at 101.00	AAA		532,135

1,500	Puerto Rico Infrastructure Financing Authority, Special Obligation Bonds, Series 2000A, 5.500%, 10/01/40	10/10 at 101.00	AAA		1,595,430

	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Refunding Bonds, Series 2002D:
365	5.250%, 7/01/27 (Pre-refunded 7/01/12)	7/12 at 100.00	BBB–	(3)	387,769
1,320	5.250%, 7/01/36 (Pre-refunded 7/01/12)	7/12 at 100.00	BBB–	(3)	1,402,342

655	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20 (Pre-refunded 7/01/10)	7/10 at 100.00	AAA		674,630

32

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)		Value

	U.S. Guaranteed (3) (continued)

	Richmond, Virginia, Public Utility Revenue Refunding Bonds, Series 2002:
$1,600	5.000%, 1/15/27 (Pre-refunded 1/15/12) – FSA Insured	1/12 at 100.00	AAA		$1,676,128
	5.000%, 1/15/33 (Pre-refunded 1/15/12) – FSA Insured	1/12 at 100.00	AAA		1,833,265

1,465	Rockbridge County Industrial Development Authority, Virginia, Horse Center Revenue Refunding Bonds, Series 2001C, 6.850%, 7/15/21 (Pre-refunded 7/15/11)	7/11 at 105.00	B2	(3)	1,648,066

	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed Bonds, Series 2005:
2,075	5.250%, 6/01/19 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		2,160,864
5,125	5.500%, 6/01/26 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA		5,570,464

2,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 1999A, 6.500%, 10/01/24 (Pre-refunded 10/01/10)	10/10 at 101.00	BBB+	(3)	2,179,500

2,000	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century College Program, Series 2002A, 5.000%, 2/01/22 (Pre-refunded 2/01/12)	2/12 at 100.00	AA+	(3)	2,095,980

1,000	Virginia Port Authority, Revenue Bonds, Port Authority Facilities, Series 1997, 5.500%, 7/01/24 (Pre-refunded 7/01/07) – MBIA Insured (Alternative Minimum Tax)	7/07 at 101.00	AAA		1,011,240

	Virginia Resources Authority, Clean Water State Revolving Fund Revenue Bonds, Series 2000, RITES Series PA790R:
500	9.201%, 10/01/14 (Pre-refunded 10/01/10) (IF)	10/10 at 100.00	AAA		589,955
410	9.159%, 10/01/15 (Pre-refunded 10/01/10) (IF)	10/10 at 100.00	AAA		483,763
1,900	9.201%, 10/01/16 (Pre-refunded 10/01/10) (IF)	10/10 at 100.00	AAA		2,241,829
63,095	Total U.S. Guaranteed				65,340,825
	Utilities – 3.2%

	Bristol, Virginia, Utility System Revenue Refunding Bonds, Series 2003:
1,115	5.000%, 7/15/17 – MBIA Insured	7/13 at 100.00	AAA		1,178,064
2,000	5.250%, 7/15/23 – MBIA Insured	7/13 at 100.00	AAA		2,122,200

2,000	Mecklenburg County Industrial Development Authority, Virginia, Revenue Bonds, UAE Mecklenburg Cogeneration LP, Series 2002, 6.500%, 10/15/17 (Alternative Minimum Tax)	10/12 at 100.00	Baa1		2,221,600

5,000	Richmond, Virginia, Public Utility Revenue Bonds, Series 2007, 4.500%, 1/15/26 – FSA Insured	1/17 at 100.00	AAA		4,977,900
10,115	Total Utilities				10,499,764
	Water and Sewer – 4.2%

1,000	Fairfax County Water Authority, Virginia, Water Revenue Refunding Bonds, Series 1997, 5.000%, 4/01/21	No Opt. Call	AAA		1,093,690

	Fairfax County Water Authority, Virginia, Water Revenue Refunding Bonds, Series 2002:
115	5.375%, 4/01/21	4/12 at 100.00	AAA		121,984
800	5.000%, 4/01/27	4/12 at 100.00	AAA		826,272

1,395	Henry County Public Service Authority, Virginia, Water and Sewerage Revenue Refunding Bonds, Series 2001, 5.500%, 11/15/19 – FSA Insured	No Opt. Call	AAA		1,578,875

1,015	James City Service Authority, Virginia, Water and Sewerage Revenue Bonds, Series 2003, 5.000%, 1/15/15 – FSA Insured	1/13 at 101.00	AAA		1,077,626

2,325	Loudoun County Sanitation Authority, Virginia, Water and Sewerage System Revenue Bonds, Series 2004, 5.000%, 1/01/26	1/15 at 100.00	AA+		2,439,251

1,900	Prince William County Service Authority, Virginia, Water and Sewerage System Revenue Refunding Bonds, Series 1997, 4.750%, 7/01/29 – FGIC Insured	7/08 at 101.00	AAA		1,912,084

750	Virginia Beach, Virginia, Storm Water Utility Revenue Bonds, Series 2000, 6.000%, 9/01/20	9/10 at 101.00	Aa3		803,370

2,485	Virginia Resources Authority, Water and Sewerage System Revenue Bonds, Caroline County Public Improvements Project, Series 2001, 5.250%, 5/01/21	5/11 at 101.00	AA		2,619,165

1,135	York County, Virginia, Sewer System Revenue Bonds, Series 2005, 5.000%, 6/01/29 – AMBAC Insured	6/15 at 101.00	Aaa		1,195,938
12,920	Total Water and Sewer				13,668,255
$322,055	Total Investments (cost $324,317,019) – 101.9%				332,701,463

	Floating Rate Obligations – (2.7)%				(8,665,000)

	Other Assets Less Liabilities – 0.8%				2,456,747

	Net Assets – 100%				$326,493,210

33

Portfolio of Investments

Nuveen Virginia Municipal Bond Fund (continued)

May 31, 2007

The Fund may invest in “zero coupon” securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the portfolio with a 0.00% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

(1)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s or Moody’s rating. Ratings below BBB by Standard & Poor’s Group or Baa by Moody’s Investor Service, Inc. are considered to be below investment grade.

(3)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(4)	The issuer has received a formal adverse determination from the Internal Revenue Service (the “IRS”) regarding the tax-exempt status of the bonds’ coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time that it is formally determined that the interest on the bonds should be treated as taxable.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

See accompanying notes to financial statements.

34

Statement of Assets and Liabilities

May 31, 2007

	Maryland	Pennsylvania	Virginia
Assets
Investments, at value (cost $150,270,308, $207,676,946 and $324,317,019, respectively)	$153,117,919	$213,003,677	$332,701,463
Receivables:
Interest	2,237,601	2,940,578	4,964,165
Investments sold	180,000	—	7,786,610
Shares sold	233,412	392,917	1,325,795
Other assets	220	317	6,548
Total assets	155,769,152	216,337,489	346,784,581
Liabilities
Cash overdraft	402,692	467,599	7,371,736
Floating rate obligations	7,534,000	—	8,665,000
Payables:
Investments purchased	780,000	3,554,764	2,635,568
Shares redeemed	63,310	358,576	320,125
Accrued expenses:
Management fees	66,385	94,564	144,441
12b-1 distribution and service fees	34,086	39,938	68,258
Other	37,736	53,722	78,486
Dividends payable	447,242	675,051	1,007,757
Total liabilities	9,365,451	5,244,214	20,291,371
Net assets	$146,403,701	$211,093,275	$326,493,210
Class A Shares
Net assets	$68,592,946	$80,965,596	$199,091,971
Shares outstanding	6,543,327	7,791,765	18,414,946
Net asset value per share	$10.48	$10.39	$10.81
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price)	$10.94	$10.85	$11.28
Class B Shares
Net assets	$10,693,566	$7,678,501	$13,922,543
Shares outstanding	1,018,919	738,757	1,291,515
Net asset value and offering price per share	$10.50	$10.39	$10.78
Class C Shares
Net assets	$21,314,464	$31,009,199	$35,868,034
Shares outstanding	2,037,465	2,995,024	3,321,930
Net asset value and offering price per share	$10.46	$10.35	$10.80
Class R Shares
Net assets	$45,802,725	$91,439,979	$77,610,662
Shares outstanding	4,361,548	8,823,860	7,204,028
Net asset value and offering price per share	$10.50	$10.36	$10.77

Net Assets Consist of:
Capital paid-in	$143,644,664	$206,597,602	$317,213,590
Undistributed (Over-distribution of) net investment income	59,833	(105,959)	382,826
Accumulated net realized gain (loss) from investments	(148,407)	(725,099)	512,350
Net unrealized appreciation (depreciation) of investments	2,847,611	5,326,731	8,384,444
Net assets	$146,403,701	$211,093,275	$326,493,210

See accompanying notes to financial statements.

35

Statement of Operations

Year Ended May 31, 2007

	Maryland	Pennsylvania	Virginia
Investment Income	$6,498,174	$9,196,214	$14,808,068
Expenses
Management fees	715,419	1,038,185	1,608,827
12b-1 service fees – Class A	119,533	160,628	379,779
12b-1 distribution and service fees – Class B	109,623	83,783	153,776
12b-1 distribution and service fees – Class C	144,004	231,006	251,616
Shareholders’ servicing agent fees and expenses	81,381	116,934	155,073
Floating rate obligations interest expense and fees	263,285	—	334,903
Custodian’s fees and expenses	51,828	65,434	95,803
Trustees’ fees and expenses	3,467	5,166	7,876
Professional fees	13,416	15,815	20,320
Shareholders’ reports – printing and mailing expenses	20,238	31,089	41,619
Federal and state registration fees	6,918	5,872	3,765
Other expenses	5,223	6,796	10,010
Total expenses before custodian fee credit	1,534,336	1,760,708	3,063,367
Custodian fee credit	(27,808)	(31,509)	(54,424)
Net expenses	1,506,528	1,729,199	3,008,943
Net investment income	4,991,646	7,467,015	11,799,125
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	19,057	(21,705)	597,363
Net change in unrealized appreciation (depreciation) of investments	51,625	820,830	879,711
Net realized and unrealized gain (loss)	70,682	799,125	1,477,074
Net increase (decrease) in net assets from operations	$5,062,328	$8,266,140	$13,276,199

See accompanying notes to financial statements.

36

Statement of Changes in Net Assets

	Maryland		Pennsylvania		Virginia
	Year Ended 5/31/07	Year Ended 5/31/06	Year Ended 5/31/07	Year Ended 5/31/06	Year Ended 5/31/07	Year Ended 5/31/06
Operations
Net investment income	$4,991,646	$4,483,022	$7,467,015	$6,583,438	$11,799,125	$10,857,685
Net realized gain (loss) from investments	19,057	122,620	(21,705)	520,081	597,363	817,151
Net change in unrealized appreciation (depreciation) of investments	51,625	(3,191,230)	820,830	(4,462,427)	879,711	(7,820,512)
Net increase (decrease) in net assets from operations	5,062,328	1,414,412	8,266,140	2,641,092	13,276,199	3,854,324
Distributions to Shareholders
From net investment income:
Class A	(2,200,148)	(1,876,009)	(3,089,762)	(2,943,700)	(7,122,269)	(6,881,779)
Class B	(340,669)	(412,384)	(273,344)	(347,659)	(492,236)	(616,499)
Class C	(610,733)	(563,610)	(1,027,449)	(985,687)	(1,071,901)	(941,876)
Class R	(1,698,097)	(1,625,686)	(3,069,501)	(2,323,987)	(2,644,267)	(2,284,809)
From accumulated net realized gains:
Class A	—	(183,374)	—	—	(199,060)	(712,108)
Class B	—	(49,580)	—	—	(17,414)	(76,445)
Class C	—	(61,660)	—	—	(36,067)	(113,024)
Class R	—	(147,243)	—	—	(71,094)	(219,828)
Decrease in net assets from distributions to shareholders	(4,849,647)	(4,919,546)	(7,460,056)	(6,601,033)	(11,654,308)	(11,846,368)
Fund Share Transactions
Proceeds from sale of shares	42,955,968	23,975,803	57,322,634	31,540,128	74,175,828	58,900,858
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,006,533	3,230,971	3,817,180	3,716,106	5,844,790	5,999,627
	45,962,501	27,206,774	61,139,814	35,256,234	80,020,618	64,900,485
Cost of shares redeemed	(20,949,594)	(16,881,661)	(26,245,905)	(19,068,719)	(41,169,261)	(32,916,203)
Net increase (decrease) in net assets from Fund share transactions	25,012,907	10,325,113	34,893,909	16,187,515	38,851,357	31,984,282
Net increase (decrease) in net assets	25,225,588	6,819,979	35,699,993	12,227,574	40,473,248	23,992,238
Net assets at the beginning of year	121,178,113	114,358,134	175,393,282	163,165,708	286,019,962	262,027,724
Net assets at the end of year	$146,403,701	$121,178,113	$211,093,275	$175,393,282	$326,493,210	$286,019,962
Undistributed (Over-distribution of) net investment income at the end of year	$59,833	$(56,521)	$(105,959)	$(112,918)	$382,826	$(65,596)

See accompanying notes to financial statements.

37

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust I (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Maryland Municipal Bond Fund (“Maryland”), Nuveen Pennsylvania Municipal Bond Fund (“Pennsylvania”) and Nuveen Virginia Municipal Bond Fund (“Virginia”) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

The Funds seek to provide high levels of tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

The prices of municipal bonds in each Fund’s investment portfolio are provided by a pricing service approved by the Fund’s Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service may establish fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. If the pricing service is unable to supply a price for a municipal bond, each Fund may use a market price or fair market value quote provided by a major broker/dealer in such investments. If it is determined that the market price or fair market value for an investment is unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish a fair value for the investment. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At May 31, 2007, Maryland, Pennsylvania and Virginia had outstanding when-issued/delayed delivery purchase commitments of $780,000, $3,554,764 and $2,635,568, respectively.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Flexible Sales Charge Program

Each Fund offers Class A, B, C and R Shares. Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within 18 months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

38

Derivative Financial Instruments

The Funds are authorized to invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such instruments, and may do so in the future, they did not invest in any such instruments during the fiscal year ended May 31, 2007.

Inverse Floating Rate Securities

Each Fund may invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as an “Inverse floating rate investment”. An investment in a self-deposited inverse floater is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards (SFAS) No. 140 “Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities”. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as an “Underlying bond of an inverse floating rate trust”, with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and accounts for the related interest paid to the holders of the short-term floating rate certificates as ”Floating rate obligations interest expense and fees” in the Statement of Operations.

During the fiscal year ended May 31, 2007, Maryland and Virginia invested in externally deposited inverse floaters and/or self-deposited inverse floaters. Pennsylvania did not invest in any such instruments during the fiscal year ended May 31, 2007.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended May 31, 2007, were as follows:

	Maryland	Virginia
Average floating rate obligations	$6,827,940	$8,665,000
Average annual interest rate and fees	3.86%	3.87%

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

39

Notes to Financial Statements (continued)

2. Fund Shares

Transactions in Fund shares were as follows:

	Maryland
	Year Ended 5/31/07		Year Ended 5/31/06
	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,548,371	$27,042,972	1,452,833	$15,333,304
Class A – automatic conversion of Class B shares	61,185	647,103	69,233	729,977
Class B	52,375	555,155	64,289	681,447
Class C	487,949	5,148,909	433,952	4,582,277
Class R	903,554	9,561,829	251,045	2,648,798
Shares issued to shareholders due to reinvestment of distributions:
Class A	122,677	1,297,544	124,340	1,314,731
Class B	16,768	177,468	21,609	228,885
Class C	32,255	340,481	33,228	350,808
Class R	112,416	1,191,040	126,064	1,336,547
	4,337,550	45,962,501	2,576,593	27,206,774
Shares redeemed:
Class A	(1,151,230)	(12,167,060)	(812,471)	(8,565,209)
Class B	(160,009)	(1,692,862)	(154,034)	(1,632,219)
Class B – automatic conversion to Class A shares	(61,114)	(647,103)	(69,165)	(729,977)
Class C	(204,024)	(2,143,994)	(195,427)	(2,059,758)
Class R	(406,073)	(4,298,575)	(368,223)	(3,894,498)
	(1,982,450)	(20,949,594)	(1,599,320)	(16,881,661)
Net increase (decrease)	2,355,100	$25,012,907	977,273	$10,325,113

	Pennsylvania
	Year Ended 5/31/07		Year Ended 5/31/06
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,030,714	$10,768,662	1,652,924	$17,237,372
Class A – automatic conversion of Class B shares	147,147	1,540,471	44,814	466,075
Class B	65,080	679,648	73,878	771,725
Class C	475,694	4,947,171	576,292	5,997,955
Class R	3,783,341	39,386,682	682,062	7,067,001
Shares issued to shareholders due to reinvestment of distributions:
Class A	153,019	1,600,898	141,449	1,478,973
Class B	12,080	126,383	14,350	150,162
Class C	46,298	482,726	43,875	457,404
Class R	154,011	1,607,173	156,125	1,629,567
	5,867,384	61,139,814	3,385,769	35,256,234
Shares redeemed:
Class A	(1,153,232)	(12,038,849)	(807,361)	(8,421,945)
Class B	(138,602)	(1,448,167)	(230,081)	(2,409,977)
Class B – automatic conversion to Class A shares	(147,111)	(1,540,471)	(44,804)	(466,075)
Class C	(418,215)	(4,363,675)	(228,397)	(2,371,860)
Class R	(657,832)	(6,854,743)	(518,008)	(5,398,862)
	(2,514,992)	(26,245,905)	(1,828,651)	(19,068,719)
Net increase (decrease)	3,352,392	$34,893,909	1,557,118	$16,187,515

40

	Virginia
	Year Ended 5/31/07		Year Ended 5/31/06
	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,454,934	$37,577,091	3,564,724	$38,856,586
Class A – automatic conversion of Class B shares	191,560	2,087,327	112,229	1,215,259
Class B	57,271	619,132	131,599	1,447,499
Class C	860,664	9,341,698	826,555	9,026,378
Class R	2,267,235	24,550,580	770,868	8,355,136
Shares issued to shareholders due to reinvestment of distributions:
Class A	301,452	3,282,324	310,246	3,377,504
Class B	22,987	249,480	33,463	363,596
Class C	49,976	543,605	42,555	462,203
Class R	163,047	1,769,381	165,465	1,796,324
	7,369,126	80,020,618	5,957,704	64,900,485
Shares redeemed:
Class A	(2,426,191)	(26,335,721)	(1,941,534)	(21,056,778)
Class B	(241,466)	(2,621,880)	(261,386)	(2,840,552)
Class B – automatic conversion to Class A shares	(192,079)	(2,087,327)	(112,473)	(1,215,259)
Class C	(398,436)	(4,320,655)	(247,732)	(2,686,880)
Class R	(535,873)	(5,803,678)	(472,591)	(5,116,734)
	(3,794,045)	(41,169,261)	(3,035,716)	(32,916,203)
Net increase (decrease)	3,575,081	$38,851,357	2,921,988	$31,984,282

3. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments) during the fiscal year ended May 31, 2007, were as follows:

	Maryland	Pennsylvania	Virginia
Purchases	$36,588,460	$55,702,294	$83,891,364
Sales and maturities	7,048,544	20,655,445	36,712,928

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No. 140. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At May 31, 2007, the cost of investments was as follows:

	Maryland	Pennsylvania	Virginia
Cost of investments	$142,768,372	$207,584,641	$315,378,300

Gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 2007, were as follows:
	Maryland	Pennsylvania	Virginia
Gross unrealized:
Appreciation	$3,784,950	$6,163,679	$9,943,953
Depreciation	(969,503)	(744,643)	(1,285,819)
Net unrealized appreciation (depreciation) of investments	$2,815,447	$5,419,036	$8,658,134

41

Notes to Financial Statements (continued)

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at May 31, 2007, the Funds’ tax year end, were as follows:
	Maryland	Pennsylvania	Virginia
Undistributed net tax-exempt income*	$494,150	$476,786	$993,636
Undistributed net ordinary income**	—	—	20,144
Undistributed net long-term capital gains	—	—	615,462

*   Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 9, 2007, paid on June 1, 2007.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended May 31, 2007 and May 31, 2006, was designated for purposes of the dividends paid deduction as follows:

2007	Maryland	Pennsylvania	Virginia
Distributions from net tax-exempt income***	$4,769,138	$7,338,144	$11,216,137
Distributions from net ordinary income **	—	—	—
Distributions from net long-term capital gains****	—	—	323,635

2006	Maryland	Pennsylvania	Virginia
Distributions from net tax-exempt income	$4,468,773	$6,619,748	$10,663,168
Distributions from net ordinary income**	16,321	2,749	4,600
Distributions from net long-term capital gains	441,111	—	1,121,868

**       Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

***     The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2007, as Exempt Interest Dividends.

****   The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2007, as long-term capital gain dividends pursuant to
           Internal Revenue Code Section 852(b)(3).

At May 31, 2007, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Maryland	Pennsylvania
Expiration year:
2009	$—	$510,376
2010	—	193,021
2011	—	—
2012	—	—
2013	—	—
2014	—	—
2015	103,320	21,702
Total	$103,320	$725,099

5. Management Fee and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.3500%
For the next $125 million	.3375
For the next $250 million	.3250
For the next $500 million	.3125
For the next $1 billion	.3000
For the next $3 billion	.2750
For net assets over $5 billion	.2500

42

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of May 31, 2007, the complex-level fee rate was .1824%.

Complex-Level Assets(1)	Complex-Level Fee Rate
For the first $55 billion	.2000%
For the next $1 billion	.1800
For the next $1 billion	.1600
For the next $3 billion	.1425
For the next $3 billion	.1325
For the next $3 billion	.1250
For the next $5 billion	.1200
For the next $5 billion	.1175
For the next $15 billion	.1150
For Managed Assets over $91 billion(2)	.1400

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets (“Managed Assets” means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2)	With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

The Adviser may voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

During the fiscal year ended May 31, 2007, Nuveen Investments, LLC (the “Distributor”), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

	Maryland	Pennsylvania	Virginia
Sales charges collected (unaudited)	$261,480	$95,168	$249,284
Paid to authorized dealers (unaudited)	233,365	82,567	216,351

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 2007, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

	Maryland	Pennsylvania	Virginia
Commission advances (unaudited)	$172,008	$71,990	$122,828

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 2007, the Distributor retained such 12b-1 fees as follows:

	Maryland	Pennsylvania	Virginia
12b-1 fees retained (unaudited)	$119,210	$113,103	$191,150

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

43

Notes to Financial Statements (continued)

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 2007, as follows:

	Maryland	Pennsylvania	Virginia
CDSC retained (unaudited)	$45,061	$21,409	$36,057

6. New Accounting Pronouncements

Financial Accounting Standards Board Interpretation No. 48

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows funds to delay implementing FIN 48 into NAV calculations until the fund’s last NAV calculation in the first required financial statement reporting period. As a result, the Funds must begin to incorporate FIN 48 into their NAV calculations by November 30, 2007. At this time, management is continuing to evaluate the implications of FIN 48 and does not expect the adoption of FIN 48 will have a significant impact on the net assets or results of operations of the Funds.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of May 31, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

7. Subsequent Events

Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on July 2, 2007, to shareholders of record on June 8, 2007, as follows:

	Maryland	Pennsylvania	Virginia
Dividend per share:
Class A	$.0325	$.0335	$.0340
Class B	.0260	.0270	.0275
Class C	.0280	.0290	.0290
Class R	.0345	.0355	.0360

Agreement and Plan of Merger

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger (“Merger Agreement”) with an investor group majority-led by Madison Dearborn Partners, LLC. Madison Dearborn Partners, LLC is a private equity investment firm based in Chicago, Illinois. The investor group includes affiliates of Merrill Lynch, Wachovia, Citigroup, Deutsche Bank and Morgan Stanley. It is anticipated that Merrill Lynch and its affiliates will be indirect “affiliated persons” (as that term is defined in the Investment Company Act of 1940) of the Funds. Under the terms of the merger, each outstanding share of Nuveen Investments’ common stock (other than dissenting shares) will be converted into the right to receive a specified amount of cash, without interest. The merger is expected to be completed by the end of the year, subject to customary conditions, including obtaining the approval of Nuveen Investments shareholders, obtaining necessary fund and client consents sufficient to satisfy the terms of the Merger Agreement, and expiration of certain regulatory waiting periods. The obligations of Madison Dearborn Partners, LLC to consummate the merger are not conditioned on its obtaining financing. The Merger Agreement includes a “go shop” provision through July 19, 2007 during which Nuveen Investments may actively solicit and negotiate competing takeover proposals.

The consummation of the merger will be deemed to be an “assignment” (as defined in the 1940 Act) of the investment management agreement between each Fund and the Adviser, and will result in the automatic termination of each Fund’s agreement. Prior to the consummation of the merger, it is anticipated that the Board of Trustees of each Fund will consider a new investment management agreement with the Adviser. If approved by the Board, the new agreement would be presented to the Fund’s shareholders for approval, and, if so approved by shareholders, would take effect upon consummation of the merger. There can be no assurance that the merger described above will be consummated as contemplated or that necessary shareholder approvals will be obtained.

44

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
MARYLAND											Ratios to Average Net Assets Before Credit/ Reimbursement		Ratios to Average Net Assets After Reimbursement(c)		Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses(e)	Net Invest- ment Income	Expenses(e)	Net Invest- ment Income	Expenses(e)	Net Invest- ment Income	Portfolio Turnover Rate
Class A (9/94)
2007	$10.44	$.40	$.03	$.43	$(.39)	$—	$(.39)	$10.48	4.15%	$68,593	1.07%	3.78%	1.07%	3.78%	1.05%	3.80%	5%
2006	10.75	.41	(.27)	.14	(.41)	(.04)	(.45)	10.44	1.34	51,784.89		3.88	.89	3.88	.87	3.90	16
2005	10.36	.43	.41	.84	(.44)	(.01)	(.45)	10.75	8.21	44,385.89		4.01	.89	4.01	.89	4.02	8
2004	10.83	.45	(.47)	(.02)	(.45)	—	(.45)	10.36	(.15)	38,219.92		4.25	.92	4.25	.91	4.26	8
2003	10.24	.48	.60	1.08	(.49)	—	(.49)	10.83	10.74	34,069.93		4.53	.93	4.53	.91	4.55	12
Class B (3/97)
2007	10.45	.32	.04	.36	(.31)	—	(.31)	10.50	3.48	10,694	1.82	3.04	1.82	3.04	1.80	3.06	5
2006	10.76	.33	(.27)	.06	(.33)	(.04)	(.37)	10.45	.60	12,234	1.65	3.12	1.65	3.12	1.62	3.14	16
2005	10.38	.35	.40	.75	(.36)	(.01)	(.37)	10.76	7.31	14,082	1.64	3.26	1.64	3.26	1.64	3.27	8
2004	10.84	.37	(.45)	(.08)	(.38)	—	(.38)	10.38	(.78)	14,340	1.67	3.50	1.67	3.50	1.66	3.51	8
2003	10.26	.40	.59	.99	(.41)	—	(.41)	10.84	9.81	15,125	1.68	3.78	1.68	3.78	1.66	3.79	12
Class C (9/94)
2007	10.42	.34	.04	.38	(.34)	—	(.34)	10.46	3.63	21,314	1.62	3.24	1.62	3.24	1.60	3.26	5
2006	10.74	.35	(.27)	.08	(.36)	(.04)	(.40)	10.42	.73	17,933	1.44	3.33	1.44	3.33	1.42	3.35	16
2005	10.35	.37	.41	.78	(.38)	(.01)	(.39)	10.74	7.67	15,565	1.44	3.46	1.44	3.46	1.44	3.47	8
2004	10.82	.39	(.46)	(.07)	(.40)	—	(.40)	10.35	(.66)	14,158	1.47	3.70	1.47	3.70	1.46	3.71	8
2003	10.24	.42	.59	1.01	(.43)	—	(.43)	10.82	10.08	13,049	1.48	3.98	1.48	3.98	1.46	3.99	12
Class R (2/92)
2007	10.46	.42	.03	.45	(.41)	—	(.41)	10.50	4.37	45,803.87		3.99	.87	3.99	.85	4.01	5
2006	10.77	.43	(.27)	.16	(.43)	(.04)	(.47)	10.46	1.57	39,227.69		4.07	.69	4.07	.67	4.09	16
2005	10.39	.45	.40	.85	(.46)	(.01)	(.47)	10.77	8.33	40,325.69		4.21	.69	4.21	.69	4.22	8
2004	10.85	.47	(.45)	.02	(.48)	—	(.48)	10.39	.17	40,465.72		4.45	.72	4.45	.71	4.46	8
2003	10.27	.50	.59	1.09	(.51)	—	(.51)	10.85	10.86	42,967.73		4.73	.73	4.73	.71	4.75	12

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios for the fiscal year ended May 31, 2007, in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities. The amount of this deemed interest expense for such period expressed as a percentage of average net assets was 0.20% for each share class.

See accompanying notes to financial statements.

45

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
PENNSYLVANIA											Ratios to Average Net Assets Before Credit/ Reimbursement		Ratios to Average Net Assets After Reimbursement(c)		Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses	Net Invest- ment Income	Expenses	Net Invest- ment Income	Expenses	Net Invest- ment Income	Portfolio Turnover Rate
Class A (10/86)
2007	$10.33	$.40	$.06	$.46	$(.40)	$—	$(.40)	$10.39	4.51%	$80,966.86%		3.84%	.86%	3.84%	.84%	3.86%	11%
2006	10.58	.42	(.25)	.17	(.42)	—	(.42)	10.33	1.63	78,672.87		3.99	.87	3.99	.85	4.01	14
2005	10.16	.45	.42	.87	(.45)	—	(.45)	10.58	8.72	69,636.89		4.31	.89	4.31	.88	4.31	21
2004	10.60	.47	(.45)	.02	(.46)	—	(.46)	10.16	.16	64,455.90		4.51	.90	4.51	.90	4.52	6
2003	10.16	.48	.45	.93	(.49)	—	(.49)	10.60	9.36	69,120.92		4.63	.92	4.63	.91	4.63	15
Class B (2/97)
2007	10.34	.33	.04	.37	(.32)	—	(.32)	10.39	3.64	7,679	1.61	3.10	1.61	3.10	1.59	3.11	11
2006	10.58	.34	(.24)	.10	(.34)	—	(.34)	10.34	.97	9,791	1.63	3.25	1.63	3.25	1.61	3.26	14
2005	10.16	.37	.42	.79	(.37)	—	(.37)	10.58	7.94	11,999	1.64	3.56	`1.64	3.56	1.63	3.56	21
2004	10.61	.39	(.46)	(.07)	(.38)	—	(.38)	10.16	(.63)	12,051	1.65	3.76	1.65	3.76	1.65	3.77	6
2003	10.17	.40	.46	.86	(.42)	—	(.42)	10.61	8.59	12,747	1.66	3.87	1.66	3.87	1.66	3.88	15
Class C (2/94)
2007	10.30	.34	.06	.40	(.35)	—	(.35)	10.35	3.89	31,009	1.41	3.29	1.41	3.29	1.39	3.31	11
2006	10.55	.36	(.24)	.12	(.37)	—	(.37)	10.30	1.11	29,778	1.42	3.44	1.42	3.44	1.40	3.46	14
2005	10.13	.39	.43	.82	(.40)	—	(.40)	10.55	8.19	26,370	1.44	3.76	1.44	3.76	1.43	3.76	21
2004	10.57	.41	(.45)	(.04)	(.40)	—	(.40)	10.13	(.37)	23,124	1.45	3.96	1.45	3.96	1.45	3.97	6
2003	10.14	.42	.44	.86	(.43)	—	(.43)	10.57	8.70	21,579	1.46	4.08	1.46	4.08	1.45	4.09	15
Class R (2/97)
2007	10.31	.42	.06	.48	(.43)	—	(.43)	10.36	4.66	91,440.66		4.04	.66	4.04	.64	4.06	11
2006	10.56	.44	(.25)	.19	(.44)	—	(.44)	10.31	1.87	57,152.68		4.19	.68	4.19	.66	4.21	14
2005	10.14	.47	.42	.89	(.47)	—	(.47)	10.56	8.99	55,160.69		4.51	.69	4.51	.68	4.52	21
2004	10.58	.49	(.45)	.04	(.48)	—	(.48)	10.14	.39	55,148.70		4.71	.70	4.71	.70	4.72	6
2003	10.15	.50	.44	.94	(.51)	—	(.51)	10.58	9.52	59,240.72		4.83	.72	4.83	.71	4.83	15

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.

See accompanying notes to financial statements.

46

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
VIRGINIA											Ratios to Average Net Assets Before Credit/ Reimbursement		Ratios to Average Net Assets After Reimbursement(c)		Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses(e)	Net Invest- ment Income	Expenses(e)	Net Invest- ment Income	Expenses(e)	Net Invest- ment Income	Portfolio Turnover Rate
Class A (3/86)
2007	$10.74	$.43	$.06	$.49	$(.41)	$(.01)	$(.42)	$10.81	4.60%	$199,092.94%		3.89%	.94%	3.89%	.93%	3.91%	12%
2006	11.05	.44	(.28)	.16	(.43)	(.04)	(.47)	10.74	1.52	181,422.84		3.99	.84	3.99	.82	4.01	14
2005	10.62	.47	.47	.94	(.48)	(.03)	(.51)	11.05	9.02	164,054.86		4.32	.86	4.32	.85	4.33	18
2004	11.06	.51	(.42)	.09	(.51)	(.02)	(.53)	10.62	.84	144,911.87		4.65	.87	4.65	.86	4.66	10
2003	10.65	.52	.44	.96	(.53)	(.02)	(.55)	11.06	9.26	154,509.88		4.82	.88	4.82	.87	4.84	16
Class B (2/97)
2007	10.71	.34	.07	.41	(.33)	(.01)	(.34)	10.78	3.86	13,923	1.70	3.14	1.70	3.14	1.68	3.16	12
2006	11.02	.35	(.27)	.08	(.35)	(.04)	(.39)	10.71	.80	17,621	1.60	3.24	1.60	3.24	1.58	3.26	14
2005	10.59	.39	.47	.86	(.40)	(.03)	(.43)	11.02	8.26	20,428	1.61	3.58	1.61	3.58	1.60	3.59	18
2004	11.04	.42	(.41)	.01	(.44)	(.02)	(.46)	10.59	.02	20,735	1.62	3.90	1.62	3.90	1.61	3.91	10
2003	10.63	.44	.45	.89	(.46)	(.02)	(.48)	11.04	8.49	21,242	1.63	4.07	1.63	4.07	1.62	4.08	16
Class C (10/93)
2007	10.73	.36	.07	.43	(.35)	(.01)	(.36)	10.80	4.03	35,868	1.49	3.34	1.49	3.34	1.48	3.36	12
2006	11.03	.38	(.27)	.11	(.37)	(.04)	(.41)	10.73	1.06	30,136	1.39	3.43	1.39	3.43	1.37	3.46	14
2005	10.60	.41	.47	.88	(.42)	(.03)	(.45)	11.03	8.44	24,137	1.41	3.77	1.41	3.77	1.40	3.78	18
2004	11.04	.44	(.41)	.03	(.45)	(.02)	(.47)	10.60	.28	22,017	1.42	4.10	1.42	4.10	1.41	4.11	10
2003	10.63	.46	.44	.90	(.47)	(.02)	(.49)	11.04	8.67	23,054	1.43	4.27	1.43	4.27	1.42	4.28	16
Class R (2/97)
2007	10.71	.45	.05	.50	(.43)	(.01)	(.44)	10.77	4.75	77,611.74		4.09	.74	4.09	.73	4.11	12
2006	11.02	.46	(.28)	.18	(.45)	(.04)	(.49)	10.71	1.75	56,842.64		4.19	.64	4.19	.62	4.21	14
2005	10.59	.49	.48	.97	(.51)	(.03)	(.54)	11.02	9.28	53,408.66		4.53	.66	4.53	.65	4.54	18
2004	11.04	.53	(.42)	.11	(.54)	(.02)	(.56)	10.59	.97	50,810.67		4.85	.67	4.85	.66	4.86	10
2003	10.63	.54	.45	.99	(.56)	(.02)	(.58)	11.04	9.52	53,519.68		5.02	.68	5.02	.67	5.04	16

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios for the fiscal year ended May 31, 2007, in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities. The amount of this deemed interest expense for such period expressed as a percentage of average net assets was 0.11% for each share class.

See accompanying notes to financial statements.

47

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Multistate Trust I:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Maryland Municipal Bond Fund, Nuveen Pennsylvania Municipal Bond Fund and Nuveen Virginia Municipal Bond Fund (constituting the Nuveen Multistate Trust I, hereafter referred to as the “Funds”) at May 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

July 20, 2007

48

Annual Investment Management Agreement Approval Process

The Board of Trustees is responsible for overseeing the performance of the investment adviser to the Funds and determining whether to continue the advisory arrangements. At a meeting held on May 21-23, 2007 (the “May Meeting”), the Board of Trustees of the Funds, including the independent Trustees, unanimously approved the continuance of the Investment Management Agreement between each Fund and NAM (the “Fund Adviser”).

The Approval Process

During the course of the year, the Board received a wide variety of materials relating to the services provided by the Fund Adviser and the performance of the Funds. At each of its quarterly meetings, the Board reviews investment performance and various matters relating to the respective Fund’s operations, including the Fund’s compliance program, shareholder services, valuation, custody, distribution and other information relating to the nature, extent and quality of services provided by the Fund Adviser. Between the regularly scheduled quarterly meetings, the Trustees received information on particular matters as the need arose. In considering whether to renew the respective advisory contract with the Fund Adviser at the May Meeting, the independent Trustees also received extensive materials well in advance of their meeting which outlined, among other things:

•	the nature, extent and quality of services provided by the Fund Adviser;

•	the organization and business operations of the Fund Adviser, including the responsibilities of various departments and key personnel;

•

the Fund’s past performance as well as the Fund’s performance compared to funds with similar investment objectives based on data and information provided by an independent third party and to recognized and/or customized benchmarks (as appropriate);

•	the profitability of the Fund Adviser and certain industry profitability analyses for unaffiliated advisers;

•	the expenses of the Fund Adviser in providing the various services;

•

the advisory fees and total expense ratios of the Fund, including comparisons of such fees and expenses with those of comparable, unaffiliated funds based on information and data provided by an independent third party (the “Peer Universe”) as well as compared to a subset of funds within the Peer Universe (the “Peer Group”) of the respective Fund (as applicable);

•	the advisory fees the Fund Adviser assesses to other types of investment products or clients;

•	the soft dollar practices of the Fund Adviser, if any; and

•	from independent legal counsel, a legal memorandum describing among other things, applicable laws, regulations and duties in reviewing and approving advisory contracts.

At the May Meeting, NAM made a presentation to and responded to questions from the Board.

Prior to and after the presentations and reviewing the written materials, the independent Trustees met privately with their legal counsel to review the Board’s duties in reviewing advisory contracts and consider the renewal of the advisory contracts. The independent Trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. As outlined in more detail below, the Trustees considered all factors they believed relevant with respect to each Fund, including, but not limited to, the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) the investment performance of the Fund and the Fund Adviser; (c) the costs of the services to be provided and profits to be realized by the Fund Adviser and its affiliates; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors. In addition, as noted, the Trustees met regularly throughout the year to oversee the Funds. In evaluating the advisory contracts, the Trustees also relied upon their knowledge resulting from their meetings and other interactions throughout the year of the Fund Adviser, its services and the Funds. It is with this background that the Trustees considered each advisory contract.

A. Nature, Extent and Quality of Services

In reviewing the Fund Adviser, the Trustees considered the nature, extent and quality of the Fund Adviser’s services. The Trustees reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen has taken for the applicable fund product line. As noted, the Trustees are already familiar with the organization, operations and personnel of the Fund Adviser due to the Trustees’ experience in governing the respective Fund and working with NAM on matters relating to the Funds. With respect to personnel, the Trustees also recognized NAM’s investment in additional qualified personnel throughout the various groups in the organization and recommended to NAM that it continue to review staffing needs as necessary. In addition, with respect to the municipal funds advised by NAM, the Trustees reviewed materials describing the current status and, in particular, the developments in 2006 with respect to NAM’s investment process, investment strategies (including additional tools used in executing such strategies), personnel (including portfolio management and research teams), trading process, hedging team, risk management team (e.g., reviewing credit quality, duration limits, derivative use, as applicable), and investment operations (such as, enhancements to trading procedures, pricing

49

Annual Investment Management Agreement Approval Process (continued)

procedures, and client services). The Trustees recognized NAM’s investment of resources and efforts to continue to enhance and refine its investment process.

In addition to advisory services, the independent Trustees considered the quality of any administrative or non-advisory services provided. With respect to NAM, NAM provides the Funds with a wide variety of services and officers and other personnel as are necessary for the operations of the respective Fund, including,

•	product management;

•	fund administration;

•	oversight of shareholder services and other fund service providers;

•	administration of Board relations;

•	regulatory and portfolio compliance; and

•	legal support services.

As the Funds operate in a highly regulated industry and given the importance of compliance, the Trustees considered, in particular, NAM’s compliance activities for the Funds and enhancements thereto. In this regard, the Trustees recognized the quality of NAM’s compliance team. The Trustees further noted NAM’s negotiations with other service providers and the corresponding reduction in certain service providers’ fees.

Based on their review, the Trustees found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the applicable Investment Management Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Adviser

The Board considered the investment performance for each Fund, including the Fund’s historic performance as well as its performance compared to funds with similar investment objectives (the “Performance Peer Group”) based on data provided by an independent third party (as described below). With respect to municipal funds, the Trustees reviewed portfolio level performance against customized benchmarks, as described in further detail below.

In evaluating the performance information, in certain instances, the Trustees noted that the closest Performance Peer Group for a Fund may not adequately reflect such Fund’s investment objectives and strategies, thereby limiting the usefulness of the comparisons of such Fund’s performance with that of the Performance Peer Group. These Performance Peer Groups include those for: the Nuveen National Intermediate Duration Bond Fund (although this fund is reclassified in a more appropriate peer group for 2007).

In addition to the foregoing, with respect to state specific municipal funds, the Trustees also recognized that certain state municipal funds do not have a corresponding state specific Performance Peer Group in which case their performance is measured against a more general municipal category for various states. The open-end state municipal funds that utilize the more general category are the Nuveen New Mexico Municipal Bond Fund and the Nuveen Wisconsin Municipal Bond Fund.

With respect to municipal funds, the Trustees reviewed performance information including, among other things, total return information compared with the Fund’s Performance Peer Group for the one-, three- and five-year periods (as applicable) ending December 31, 2006. The Trustees also reviewed the Fund’s portfolio level performance (which does not reflect fund level fees and expenses) compared to customized portfolio-level benchmarks for the one- and three-year periods ending December 31, 2006 (as applicable). This analysis is designed to assess the efficacy of investment decisions against appropriate measures of risk and total return, within specific market segments. This information supplements the Fund performance information provided to the Board at each of its quarterly meetings. Based on their review, the Trustees determined that the respective Fund’s absolute and relative investment performance over time had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In evaluating the management fees and expenses of a Fund, the Board reviewed, among other things, the Fund’s advisory fees (net and gross management fees) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as comparisons to the gross management fees (before waivers), net management fees (after waivers) and total expense ratios (before and after waivers) of comparable funds in the Peer Universe and the Peer Group. In reviewing the fee schedule for a Fund, the Trustees considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. The Trustees further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In certain cases, due to the small number of peers in the Peer Universe, the Peer Universe and Peer Group may be the same. In reviewing the comparison of fee and expense information, the Trustees recognized that in certain cases, the Fund size relative to peers, the small size and odd composition of the Peer Group (including differences in objectives and strategies), expense anomalies, timing of information used or other factors impact the comparisons thereby limiting some of their usefulness.

50

Based on their review of the fee and expense information provided, the Trustees determined that each Fund’s net total expense ratio was within an acceptable range compared to peers.

2. Comparisons with the Fees of Other Clients

The Trustees further reviewed data comparing the advisory fees of NAM with fees NAM charges to other clients. With respect to municipal funds, such other clients include municipal managed accounts. In general, the advisory fees charged for separate accounts are somewhat lower than the advisory fees assessed to the Funds. The Trustees considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Trustees noted, in particular, that the range of services provided to the Funds (as discussed above) is more extensive than that provided to separately managed accounts. As described in further detail above, such additional services include, but are not limited to, providing: product management, fund administration, oversight of third party service providers, administration of Board relations, and legal support. Funds further operate in a highly regulated industry requiring extensive compliance functions compared to the other investment products. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Trustees believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Trustees also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Trustees reviewed the revenues and expenses of Nuveen’s advisory activities for the last three years, the allocation methodology used in preparing the profitability data as well as the 2006 Annual Report for Nuveen. The Trustees noted this information supplements the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Trustees noted the enhanced dialogue and information regarding profitability with NAM during the year, including more frequent meetings and updates from Nuveen’s corporate finance group. The Trustees also reviewed data comparing Nuveen’s profitability with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

In reviewing profitability, the Trustees have recognized the subjective nature in determining profitability which may be affected by numerous factors, including, the allocation of expenses. Further, the Trustees have recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Trustees reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. Last year, the Trustees also designated an independent Trustee as a point person for the Board to review the methodology determinations during the year and any refinements thereto and report back to them. The Trustees also reviewed the comparisons of Nuveen’s profitability margins (including pre- and post-marketing profit margins) with the profitability of various unaffiliated management firms. In reviewing profitability, the Trustees recognized Nuveen’s increased investment into its fund business. Based on its review, the Trustees concluded that they were satisfied that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Trustees also considered any other revenues paid to the Fund Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates are expected to receive that are directly attributable to their management of the Funds, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the applicable Fund, the Trustees determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Trustees recognized the potential benefits resulting from the costs of a Fund being spread over a larger asset base. To help ensure the shareholders share in these benefits, the Trustees have reviewed and considered the breakpoints in the advisory fee schedules that reduce advisory fees. In addition to advisory fee breakpoints, the Board also approved in 2004 a complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Trustees noted that the last breakpoint for the complex-wide fee schedule is at the $91 billion level and anticipate further review and/or negotiations prior to the assets of the Nuveen complex reaching such threshold. Based on their review, the Trustees concluded that the breakpoint schedule and complex-wide fee arrangement currently was acceptable and desirable in providing benefits from economies of scale to shareholders subject to further evaluation of the complex-wide fee schedule as assets in the complex increase.

E. Indirect Benefits

In evaluating fees, the Trustees also considered any indirect benefits or profits the Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, with respect to open-end funds, the Trustees considered, among other

51

Annual Investment Management Agreement Approval Process (continued)

things, any sales charges and distribution fees received and retained by the Funds’ principal underwriter, Nuveen Investments, LLC, an affiliate of NAM. The Trustees also recognized that an affiliate of NAM provides distribution and shareholder services to the Funds and their shareholders for which it may be compensated pursuant to a 12b-1 plan. The Trustees, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Trustees considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. With respect to NAM, the Trustees noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions.

F. Other Considerations

The Trustees did not identify any single factor discussed previously as all-important or controlling. The Trustees, including the independent Trustees, unanimously concluded that the terms of the NAM Investment Management Agreements are fair and reasonable, that the Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the renewal of the NAM Investment Management Agreements should be approved.

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Trustees and Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at nine. None of the trustees who are not “interested” persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Trustee who is an interested person of the Funds:

Timothy R. Schwertfeger (1) 3/28/49 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1994	Director (since 1996) formerly, Chairman (1996-June 30, 2007) of Nuveen Investments, Inc., Nuveen Investments, LLC; Chairman and Director (since 1997) of Nuveen Asset Management; Chairman and Director of Rittenhouse Asset Management, Inc. (since 1999); Chairman of Nuveen Investments Advisers Inc. (since 2002); formerly, Chairman and Director (1996-2004) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); formerly, Director (1996-2006) of Institutional Capital Corporation.	176

Trustees who are not interested persons of the Funds:

Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Lead Independent Trustee	1997	Private Investor and Management Consultant.	176

Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of lowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	176

William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since July 2006); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director (since 1997), Credit Research Center at Georgetown University; Director (since 2004) of Xerox Corporation; Director, SS&C Technologies, Inc. (May 2005-October 2005).	176

David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; Retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors, Milwaukee Repertory Theater.	174

53

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; formerly, Vice President, Miller-Valentine Realty; Board Member, Chair of the Finance Committee and member of the Audit Committee of Premier Health Partners, the not-for-profit company of Miami Valley Hospital; Vice President, Dayton Philharmonic Orchestra Association; Board Member, Regional Leaders Forum, which promotes cooperation on economic development issues; Director, Dayton Development Coalition; formerly, Member, Community Advisory Board, National City Bank, Dayton, Ohio and Business Advisory Council, Cleveland Federal Reserve Bank.	176

Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	176

Carole E. Stone 6/28/47 333 West Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Chair New York Racing Association Oversight Board (since 2005); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly Director, New York State Division of the Budget (2000-2004), Chair, Public Authorities Control Board (2000-2004) and Director, Local Government Assistance Corporation (2000-2004).	176

Eugene S. Sunshine 1/22/50 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Senior Vice President for Business and Finance, Northwestern University (since 1997); Director (since 2003), Chicago Board Options Exchange; Chairman (since 1997), Board of Directors, Rubicon, a pure captive insurance company owned by Northwestern University; Director (since 1997), Evanston Chamber of Commerce and Evanston Inventure, a business development organization; Director (since 2006), Pathways, a provider of therapy and related information for physically disabled infants and young children; formerly, Director (2003-2006), National Mentor Holdings, a privately-held, national provider of home and community-based services.	176
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President and Assistant General Counsel, of Nuveen Investments, LLC; Managing Director (since 2002) and Assistant Secretary and Associate General Counsel, formerly, Vice President (since 1997), of Nuveen Asset Management; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002); Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management, Inc., Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC and Santa Barbara Asset Management, LLC (since 2006); formerly, Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary, formerly, Vice President of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Chartered Financial Analyst.	176

54

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Julia L. Antonatos 9/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2004	Managing Director (since 2005), formerly, Vice President (since 2002) of Nuveen Investments, LLC; Chartered Financial Analyst.	176

Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC.	176

Alan A. Brown 8/1/62 333 West Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	57

Peter H. D’Arrigo 11/28/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	1999	Vice President and Treasurer of Nuveen Investments, LLC and of Nuveen Investments, Inc. (since 1999); Vice President and Treasurer of Nuveen Asset Management (since 2002) and of Nuveen Investments Advisers Inc. (since 2002); Assistant Treasurer of NWQ Investment Management Company, LLC. (since 2002); Vice President and Treasurer of Nuveen Rittenhouse Asset Management, Inc. (since 2003); Treasurer of Symphony Asset Management LLC (since 2003) and Santa Barbara Asset Management, LLC (since 2006); Assistant Treasurer, Tradewinds Global Investors, LLC (since 2006); formerly, Vice President and Treasurer (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Chartered Financial Analyst.	176

Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004), formerly, Vice President of Nuveen Investments, LLC, Managing Director (2004) formerly, Vice President (1998-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Managing Director (since 2005) of Nuveen Asset Management.	176

William M. Fitzgerald 3/2/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	1995	Managing Director (since 2002), formerly, Vice President of Nuveen Investments, LLC; Managing Director (1997-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Managing Director (since 2001) of Nuveen Asset Management ; Vice President (since 2002) of Nuveen Investments Advisers Inc.; Chartered Financial Analyst.	176

Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; formerly, Vice President and Funds Controller (1998-2004) of Nuveen Investments, Inc.; Certified Public Accountant.	176

Walter M. Kelly 2/24/70 333 West Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Assistant Vice President and Assistant Secretary of the Nuveen Funds (2003-2006); Assistant Vice President and Assistant General Counsel (since 2003) of Nuveen Investments, LLC; previously, Associate (2001-2003) at the law firm of Vedder, Price, Kaufman & Kammholz.	176

55

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Vice President (since 2000) of Nuveen Investments, LLC; Certified Public Accountant.	176

Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Vice President of Nuveen Investments, LLC (since 1999).	176

Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President (since 2000), Assistant Secretary and Assistant General Counsel (since 1998) of Rittenhouse Asset Management, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), and Tradewinds Global Investors, LLC and Santa Barbara Asset Management, LLC (since 2006).	176

Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Vice President and Assistant General Counsel, Nuveen Investments, LLC (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	176

John V. Miller 4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Investments, LLC; Chartered Financial Analyst.	176

John S. White 5/12/67 333 West Wacker Drive Chicago, IL 60606	Vice President	2007	Vice President (since 2006) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	57

(1)	Mr. Schwertfeger is an “interested person” of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.
(2)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.
(4)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

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Fund Information

Fund Manager Nuveen Asset Management 333 West Wacker Drive Chicago, IL 60606	Legal Counsel Chapman and Cutler LLP Chicago, IL Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL Custodian State Street Bank & Trust Company Boston, MA	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of the number of years to maturity of the bonds in a Fund’s portfolio, computed by weighting each bond’s time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio’s residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment’s current annualized dividend divided by its current offering price.

Inverse Floaters: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC 30-Day Yield: A standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.

Quarterly Portfolio of Investments and Proxy Voting information: Each Fund’s (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2006, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

57

Learn more

about Nuveen Funds at

www.nuveen.com/mf

Nuveen Investments:

SERVING Investors

For GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.

Managing approximately $166 billion in assets as of March 31, 2007, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: NWQ, specializing in value-style equities; Nuveen, managing fixed-income investments; Santa Barbara, committed to growth equities; Tradewinds, specializing in global value equities; Rittenhouse, focused on “blue-chip” growth equities; and Symphony, with expertise in alternative investments as well as equity and income portfolios.

Find out how we can help you reach your financial goals.

To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at (800) 257-8787. Please read the information carefully before you invest.

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MAN-MS1-0507D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of directors determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is “independent” for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Office of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust’s auditor, billed to the Trust during the Trust’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended May 31, 2007	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Arizona Municipal Bond Fund	8,850	0	397	0
Colorado Municipal Bond Fund	7,938	0	198	0
Florida Municipal Bond Fund	13,073	0	1,341	0
Maryland Municipal Bond Fund	10,048	0	574	0
New Mexico Municipal Bond Fund	8,270	0	262	0
Pennsylvania Municipal Bond Fund	11,333	0	869	0
Virginia Municipal Bond Fund	13,696	0	1,362	0

Total	$73,208	$0	$5,003	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Arizona Municipal Bond Fund	0	0	0	0
Colorado Municipal Bond Fund	0	0	0	0
Florida Municipal Bond Fund	0	0	0	0
Maryland Municipal Bond Fund	0	0	0	0
New Mexico Municipal Bond Fund	0	0	0	0
Pennsylvania Municipal Bond Fund	0	0	0	0
Virginia Municipal Bond Fund	0	0	0	0

The above “Tax Fees” were billed for professional services for tax advice, tax compliance, and tax planning.

Fiscal Year Ended May 31, 2006	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Arizona Municipal Bond Fund	8,541	0	1,073	0
Colorado Municipal Bond Fund	7,434	0	994	0
Florida Municipal Bond Fund	13,201	0	1,387	0
Maryland Municipal Bond Fund	9,178	0	1,092	0
New Mexico Municipal Bond Fund	7,767	0	1,008	0
Pennsylvania Municipal Bond Fund	10,228	0	1,160	0
Virginia Municipal Bond Fund	12,686	0	1,283	0

Total	$69,035	$0	$7,997	0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Arizona Municipal Bond Fund	0	0	0	0
Colorado Municipal Bond Fund	0	0	0	0
Florida Municipal Bond Fund	0	0	0	0
Maryland Municipal Bond Fund	0	0	0	0
New Mexico Municipal Bond Fund	0	0	0	0
Pennsylvania Municipal Bond Fund	0	0	0	0
Virginia Municipal Bond Fund	0	0	0	0

The above “Tax Fees” were billed for professional services for tax advice, tax compliance, and tax planning.

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Asset Management (“NAM” or the “Adviser”), and any entity controlling, controlled by or under common control with NAM (“Control Affiliate”) that provides ongoing services to the Trust (“Affiliated Fund Service Provider”), for engagements directly related to the Trust’s operations and financial reporting, during the Trust’s last two full fiscal years.

Fiscal Year Ended May 31, 2007	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Municipal State Trust I	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended May 31, 2006	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers [1]	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Municipal State Trust I	$0	$17,150	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

[1]

The amounts reported for the Trust under the column heading “Tax Fees” represents amounts billed to the Adviser exclusively for the preparation for the Fund’s tax return, the cost of which is borne by the Adviser. In the aggregate, for all Nuveen funds for which Pricewaterhouse Coopers LLP serves as independent registered public accounting firm, these fees amounted to $127,400 in 2006. Beginning with fund fiscal years ending August 31, 2006, Pricewaterhouse Coopers, LLC will no longer prepare the fund tax returns.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Trust, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Trust’s audit is completed.

NON-AUDIT SERVICES

Fiscal Year Ended May 31, 2007	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Arizona Municipal Bond Fund	397	0	0	397
Colorado Municipal Bond Fund	198	0	0	198
Florida Municipal Bond Fund	1,341	0	0	1,341
Maryland Municipal Bond Fund	574	0	0	574
New Mexico Municipal Bond Fund	262	0	0	262
Pennsylvania Municipal Bond Fund	869	0	0	869
Virginia Municipal Bond Fund	1,362	0	0	1,362

Total	$5,003

“Non-Audit Fees billed to Adviser” for both fiscal year ends represent “Tax Fees” billed to Adviser in their respective amounts from the previous table.

Fiscal Year Ended May 31, 2006	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust) [1]	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Arizona Municipal Bond Fund	1,073	2,450	0	3,523
Colorado Municipal Bond Fund	994	2,450	0	3,444
Florida Municipal Bond Fund	1,387	2,450	0	3,837
Maryland Municipal Bond Fund	1,092	2,450	0	3,542
New Mexico Municipal Bond Fund	1,008	2,450	0	3,458
Pennsylvania Municipal Bond Fund	1,160	2,450	0	3,610
Virginia Municipal Bond Fund	1,283	2,450	0	3,733

Total	$7,997

“Non-Audit Fees billed to Adviser” for both fiscal year ends represent “Tax Fees” billed to Adviser in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

See Portfolio of Investments in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Investors Resources drop down menu box, click on Fund governance and then Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: EX-99.CERT Attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference. EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust I

By (Signature and Title)*	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date August 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date August 8, 2007

By (Signature and Title)*	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date August 8, 2007

*	Print the name and title of each signing officer under his or her signature.